     As filed with the Securities and Exchange Commission on April 24, 1998

                                                       Registration No. 33-21534

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      PRE-EFFECTIVE AMENDMENT NO. ____    [   ]

                      POST-EFFECTIVE AMENDMENT NO. 13     [ X ]

                                     and/or

                             REGISTRATION STATEMENT
                 UNDER THE INVESTMENT COMPANY ACT OF 1940 [ X ]

                                Amendment No. 14

                          ENTERPRISE ACCUMULATION TRUST
               (Exact Name of Registrant as Specified in Charter)

                            ATLANTA FINANCIAL CENTER
                3343 PEACHTREE ROAD, STE. 450, ATLANTA, GA 30326
                    (Address of Principal Executive Offices)

                             Catherine R. McClellan
                            Atlanta Financial Center
              3343 Peachtree Road, Ste. 450, Atlanta, Georgia 30326

                                 (800) 432-4320
                         (Registrant's Telephone Number)



It is proposed that this filing will become effective:

[   ] immediately upon filing pursuant to paragraph (b)

[ X ] On May 1, 1998 pursuant to paragraph (b)

[   ] 60 days after filing pursuant to paragraph (a)

[   ] pursuant to paragraph (a) of Rule 485 or 486

Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 promulgated under the Investment Company Act of 1940 and has filed its report pursuant to that Rule for the year ended December 31, 1997 on March 13, 1998.

CROSS REFERENCE SHEET
Form N-1A
Item
Part I       Caption                      Prospectus
------       -------                      ----------

1.           Cover Page                   Cover Page

2.           Synopsis                     Prospectus Summary

3.           Condensed Financial          Financial Highlights
             Information

4.           General Description of       Investment Objectives and Policies;
             Registrant                   Additional Information on Investment
                                          Objectives and Policies;  Additional
                                          Information

5.           Management of the Fund       Investment Management Agreement;
                                          Additional Information; Investment
                                          Techniques

5A.          Management's Discussion of   Please refer to Annual Report
             Fund's Performance

5B.          Management's Discussion of
             Year 2000 Preparedness

6.           Capital Stock and Other      Determination of Net Asset Value;
             Securities                   Purchase of Shares; Additional
                                          Information

7.           Purchase of Securities       Purchase of Shares

8.           Redemption or Repurchase     Redemption of Shares

9.           Legal Proceedings            N/A


Part B       Caption                      Statement of Additional Information
------       -------                      -----------------------------------

10.          Cover Page                   Cover Page

11.          Table of Contents            Table of Contents

12.          General Information and      N/A
             History

13.          Investment Objectives and    Investment of the Assets; Investment
             Policies                     Restrictions

14.          Management of the Fund       Trustees and Officers


Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 promulgated under the Investment Company Act of 1940 and has filed its report pursuant to that Rule for the year ended December 31, 1997 on March 13, 1998.

                         ENTERPRISE ACCUMULATION TRUST


                            ATLANTA FINANCIAL CENTER
                      3343 PEACHTREE ROAD, N.E., SUITE 450
                             ATLANTA, GEORGIA 30326


                                   PROSPECTUS

                               DATED MAY 1, 1998


     ENTERPRISE ACCUMULATION TRUST (the "Fund") is a registered open-end diversified management investment company offering a broad range of investment alternatives through its five Portfolios. It permits an investor the flexibility of choosing among different investment objectives, through the following Portfolios, each of which is a separate series of shares of beneficial interest of the Portfolio ("Shares"). The Fund's principal Investment Adviser, Enterprise Capital Management, Inc., selects, subject to shareholder approval, separate sub-advisers referred to as "Portfolio Managers" that provide investment advice for the Portfolios and that are selected on the basis of able investment performance in their respective areas of responsibilities. The investment objective of each Portfolio is as follows:



     EQUITY PORTFOLIO: Seeks long term capital appreciation through investment in a diversified Portfolio of equity securities selected on the basis of a value-oriented approach to investing.



     SMALL COMPANY VALUE PORTFOLIO: Seeks capital appreciation through investment in a diversified Portfolio of equity securities of companies with market capitalizations of under $1 billion.



     INTERNATIONAL GROWTH PORTFOLIO: Seeks capital appreciation, primarily through a diversified Portfolio of non-United States equity securities.



     MANAGED PORTFOLIO: Seeks growth of capital over time through investment in a Portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on management's assessments of relative investment values.



     HIGH-YIELD BOND PORTFOLIO: Seeks maximum current income, primarily from debt securities that are rated Ba or lower by Moody's Investor Service, Inc. or BB by Standard & Poor's Corporation ("S&P").



     Shares of the Fund are currently sold to variable accounts of life insurance company affiliates of The Mutual Life Insurance Company of New York ("MONY") and a life insurance company affiliate of MONY that were established to fund certain Flexible Payment Variable Annuity and Life Insurance contracts (the "Contracts"). These variable accounts (the "Variable Accounts") invest in Shares of the Fund in accordance with allocation instructions received from holders of the Contracts (the "Contractholders"). Allocation rights are further described in the attached prospectus for the Contracts. The Variable Accounts will redeem Shares to the extent necessary to provide benefits under the Contracts. In the future, Shares may be sold to certain other variable accounts and affiliated entities of MONY. It is possible, although not presently anticipated, that a material conflict could arise between and among the various variable accounts which invest in the Fund. Such conflict could cause the liquidation of assets of one or more of the Fund Portfolios to raise cash at times not otherwise deemed advantageous by the Investment Adviser or Portfolio Managers. See "Management of the Portfolio."



     This Prospectus concisely sets forth information about the Fund that a prospective investor ought to know before investing, and offers of sales of shares of the Fund, must be accompanied by a current prospectus for one of the Contracts and both should be retained for future reference. A Statement of Additional Information dated May 1, 1998 has been filed with the Securities and Exchange Commission and is available without charge upon written request to MONY, Mail Drop 9-34, 1740 Broadway, New York, N.Y. 10019 [1-800-487-6669]. The
Statement of Additional Information (which is incorporated in its entirety by reference in this Prospectus) contains more detailed information about the Fund and its management, including more complete information about certain risk factors.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                      ENTERPRISE CAPITAL MANAGEMENT, INC.
                               INVESTMENT ADVISER
                          PROSPECTUS DATED MAY 1, 1998


     IN PURSUING ITS INVESTMENT OBJECTIVE, THE HIGH-YIELD BOND PORTFOLIO MAY INVEST SIGNIFICANTLY IN LOWER-RATED BONDS, COMMONLY REFERRED TO AS "JUNK BONDS." BONDS OF THIS TYPE ARE CONSIDERED TO BE SPECULATIVE WITH REGARD TO THE PAYMENT OF INTEREST AND RETURN OF PRINCIPAL. INVESTMENT IN THESE TYPES OF SECURITIES HAVE SPECIAL RISKS AND THEREFORE, MAY NOT BE SUITABLE FOR ALL INVESTORS. INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS PORTFOLIO.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
PROSPECTUS SUMMARY..........................................    3
FINANCIAL HIGHLIGHTS........................................    5
  Equity Portfolio..........................................    5
  Small Company Value Portfolio.............................    6
  International Growth Portfolio............................    7
  High-Yield Bond Portfolio.................................    8
  Managed Portfolio.........................................    9
INVESTMENT OBJECTIVES AND POLICIES..........................   10
ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES AND
  POLICIES..................................................   13
INVESTMENT TECHNIQUES AND ASSOCIATED RISKS..................   14
MANAGEMENT OF THE FUND......................................   19
DETERMINATION OF NET ASSET VALUE............................   22
PURCHASE OF SHARES..........................................   22
REDEMPTION OF SHARES........................................   22
STATE LAW RESTRICTIONS......................................   22
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................   23
CALCULATION OF PERFORMANCE..................................   23
ADDITIONAL INFORMATION......................................   24
APPENDIX....................................................   26

                               PROSPECTUS SUMMARY



     The investment objective of each of the Portfolios is set forth on the cover page of this Prospectus. These objectives are described in more detail under the heading "Investment Objectives and Policies." Although each Portfolio will be actively managed by experienced professionals, there can be no assurance that the objectives will be achieved.



     The risk characteristics of each Portfolio are different. In general, investors should consider the following risks: An investment in any of the Portfolios carries the risk that the net asset value of the Portfolio shares will fluctuate in response to market conditions. Further, an investment in any of the High-Yield Bond Portfolios carries the risk that the issuers of securities in the Income Portfolios may default on the payment of principal and interest. An investment in the High-Yield Bond Portfolio carries an increased risk that issuers of securities in which the High-Yield Bond Portfolio invests may default in the payment of principal and interest as compared to the risk of such defaults in the other High-Yield Bond Portfolios. In addition, an investment in the High-Yield Bond Portfolio may be subject to certain other risks relating to the market price, relative liquidity in the secondary market and sensitivity to interest rate and economic changes of the noninvestment grade securities in which the High-Yield Bond Portfolio invests that are higher than may be associated with higher rated, investment grade securities. The Small Company Value Portfolio carries an increased risk that smaller capitalization companies may experience higher growth rates and higher failure rates than do larger companies. The limited volume and frequency of trading of small capitalization companies may subject their stocks to greater price deviations than stocks of larger companies. The International Growth Portfolio carries additional risks associated with possibly less stable foreign securities and currencies. See "Certain Investment Techniques and Associated Risks."


                               INVESTMENT ADVISER


     Enterprise Capital Management, Inc. ("Enterprise Capital"), the investment adviser of each of the Portfolios, serves also as investment adviser to The Enterprise Group of Portfolios, Inc., a registered investment company consisting of approximately $2.1 billion of assets under management at March 31, 1998. Performance of similar Portfolios of The Enterprise Group of Portfolios, Inc. may differ from the Fund due to a number of factors including size of the Portfolios, investment cash flows, and redemptions. Enterprise Capital is a subsidiary of MONY which has approximately $16.6 billion total assets under management as of December 31, 1997.


                                 MANAGEMENT FEE


     Enterprise Capital receives a monthly fee and pays a portion of such fee to the respective Portfolio Manager from each Portfolio at varying annual percentage rates of average daily net assets, as follows:



          PORTFOLIO                      ADVISER'S FEE                    PORTFOLIO MANAGER'S FEES
          ---------            ----------------------------------    ----------------------------------
Equity.......................  .80% up to $400 Million               .40% less than $1 billion
OpCap Advisors                 .75% $400-800 Million                 .30% up to $1 billion
                               .70% up to $800 Million
-------------------------------------------------------------------------------------------------------
High-Yield Bond..............  .60%                                  .30% less than $100 Million
Caywood-Scholl Capital                                               .25% up to $100 Million
  Management
-------------------------------------------------------------------------------------------------------
International Growth.........  .85%                                  .45% less than $100 Million
Brinson Partners, Inc.                                               .35% $100 Million-$200 Million
                                                                     .325% next $300 Million
                                                                     .25% up to $500 million
-------------------------------------------------------------------------------------------------------

          PORTFOLIO                      ADVISER'S FEE                    PORTFOLIO MANAGER'S FEES
          ---------            ----------------------------------    ----------------------------------
Managed......................  .80% up to $400 Million               .40% less than $1 Billion
OpCap Advisors                 .75% $400 Million-$800 Million        .30% up to $1 Billion
                               .70% up to $800 Million               .25% up to $2 Billion

Small Company Value..........  .80% less than $400 Million           .40% less than $1 Billion
Gabelli Asset Management,
  Inc.                         .75% $400-800 Million                 .30% up to $1 Billion
                               .70% up to $800 Million


                       PURCHASES AND REDEMPTION OF SHARES


     Currently, shares of the Fund are sold at their net asset value per share, without sales charge, for allocation to the Variable Accounts as the underlying investment for the Contracts. Accordingly, the interest of the Contractholder with respect to the Fund is subject to the terms of the Contract as described in the accompanying Prospectus for the Contract, which should be reviewed carefully by a person considering the purchase of a Contract. That Prospectus describes the relationship between increases or decreases in the net asset value of Fund shares and any distributions on such shares, and the benefits provided under a Contract. The rights of the Variable Accounts as shareholders of the Fund should be distinguished from the rights of a Contractholder which are described in the Contract. As long as shares of the Fund are sold for allocation to the Variable Accounts, the terms "shareholder" or "shareholders" in this Prospectus shall refer to the Variable Accounts. Shares are redeemed at their respective net asset values as next determined after receipt of proper notice of redemption.


     The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus, the Statement of Additional Information, and the accompanying Prospectus for the Contract.

                              FINANCIAL HIGHLIGHTS


     The financial highlights for each of the years presented below have been audited by the Fund's independent accountants. This information should be read in conjunction with the Trust's 1997 financial statements, financial highlights and related notes thereto included in the Statement of Additional Information. Further information regarding the performance of each Portfolio is available in the Fund's Annual Report. Annual Reports may be obtained without charge upon written request to MONY, Mail Drop 9-34, 1740 Broadway, New York, N.Y. 10019 (1-800-487-6669).

                         ENTERPRISE ACCUMULATION TRUST

                                EQUITY PORTFOLIO


                              FINANCIAL HIGHLIGHTS
            FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                                      YEAR ENDED DECEMBER 31,
                                 -------------------------------------------------------------------------------------------------
                                   1997        1996        1995       1994       1993       1992       1991       1990       1989
                                 --------    --------    --------    -------    -------    -------    -------    -------    ------
Net asset value, beginning of
  period.......................  $  28.86    $  23.35    $  18.14    $ 17.95    $ 17.23    $ 15.24    $ 11.92    $ 12.50    $10.19
                                 --------    --------    --------    -------    -------    -------    -------    -------    ------
Net investment income (loss)...      0.30        0.37        0.33       0.28       0.18       0.17       0.24       0.30      0.26
Net realized and unrealized
  gains (losses) on
  investments..................      7.13        5.52        6.38       0.41       1.13       2.49       3.42      (0.58)     2.05
                                 --------    --------    --------    -------    -------    -------    -------    -------    ------
         Total from investment
           operations..........      7.43        5.89        6.71       0.69       1.31       2.66       3.66      (0.28)     2.31
                                 --------    --------    --------    -------    -------    -------    -------    -------    ------
Dividends from net investment
  income.......................      0.32        0.09        0.49       0.18       0.17       0.24       0.34       0.21      0.00
Distributions from net realized
  capital gains................      0.88        0.29        1.01       0.32       0.42       0.43       0.00       0.09      0.00
                                 --------    --------    --------    -------    -------    -------    -------    -------    ------
         Total distributions...      1.20        0.38        1.50       0.50       0.59       0.67       0.34       0.30      0.00
                                 --------    --------    --------    -------    -------    -------    -------    -------    ------
Net asset value, end of
  period.......................  $  35.09    $  28.86    $  23.35    $ 18.14    $ 17.95    $ 17.23    $ 15.24    $ 11.92    $12.50
                                 ========    ========    ========    =======    =======    =======    =======    =======    ======
Total return...................     25.76%      25.22%      38.44%      3.87%      7.85%     17.90%     31.20%     (2.20)%   22.70%
                                 --------    --------    --------    -------    -------    -------    -------    -------    ------
Net assets end of period (in
  thousands)...................  $517,803    $314,907    $167,963    $88,583    $66,172    $33,581    $17,221    $10,248    $5,997
                                 --------    --------    --------    -------    -------    -------    -------    -------    ------
Ratio of expenses to average
  net assets...................      0.84%       0.81%       0.69%      0.67%      0.72%      0.79%      0.86%      0.92%     0.85%
                                 --------    --------    --------    -------    -------    -------    -------    -------    ------
Ratio of expenses to average
  net assets (excluding
  waivers).....................      0.84%       0.81%       0.72%      0.69%      0.72%      0.79%      0.86%      0.99%     1.54%
                                 --------    --------    --------    -------    -------    -------    -------    -------    ------
Ratio of net investment income
  (loss) to average net
  assets.......................      1.42%       1.94%       1.94%      1.81%      1.47%      1.48%      2.09%      3.45%     3.93%
                                 --------    --------    --------    -------    -------    -------    -------    -------    ------
Ratio of net investment income
  (loss) to average net assets
  (excluding waivers)..........      1.42%       1.94%       1.91%      1.79%      1.47%      1.48%      2.09%      3.38%     3.24%
                                 --------    --------    --------    -------    -------    -------    -------    -------    ------
Portfolio turnover.............        17%         30%         29%        38%        15%        27%        41%        49%       28%
                                 --------    --------    --------    -------    -------    -------    -------    -------    ------
Average commission per
  share(C).....................  $ 0.0577    $ 0.0567
                                 --------    --------

                                     PERIOD OF
                                 AUGUST 1, 1988 -
                                 DECEMBER 31, 1988
                                 -----------------
Net asset value, beginning of
  period.......................       $10.00
                                      ------
Net investment income (loss)...         0.00
Net realized and unrealized
  gains (losses) on
  investments..................         0.19
                                      ------
         Total from investment
           operations..........         0.19
                                      ------
Dividends from net investment
  income.......................         0.00
Distributions from net realized
  capital gains................         0.00
                                      ------
         Total distributions...         0.00
                                      ------
Net asset value, end of
  period.......................       $10.19
                                      ======
Total return...................         1.90%(B)
                                      ------
Net assets end of period (in
  thousands)...................       $1,059
                                      ------
Ratio of expenses to average
  net assets...................         0.85%(A)
                                      ------
Ratio of expenses to average
  net assets (excluding
  waivers).....................         6.79%(A)
                                      ------
Ratio of net investment income
  (loss) to average net
  assets.......................         0.10%(A)
                                      ------
Ratio of net investment income
  (loss) to average net assets
  (excluding waivers)..........        (5.84)%(A)
                                      ------
Portfolio turnover.............            0%
                                      ------
Average commission per
  share(C).....................

                         ENTERPRISE ACCUMULATION TRUST

                         SMALL COMPANY VALUE PORTFOLIO


                              FINANCIAL HIGHLIGHTS
            FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                                      YEAR ENDED DECEMBER 31,
                                 -------------------------------------------------------------------------------------------------
                                   1997        1996        1995        1994        1993       1992       1991      1990      1989
                                 --------    --------    --------    --------    --------    -------    ------    ------    ------
Net asset value, beginning of
  period.......................  $  20.22    $  18.48    $  17.56    $  18.62    $  16.72    $ 15.11    $10.46    $12.06    $10.19
Net investment income (loss)...      0.05        0.25        0.32        0.19        0.10       0.09      0.09      0.31      0.17
Net realized and unrealized
  gains (losses) on
  investments..................      8.91        1.82        1.75       (0.16)       2.98       3.05      4.86     (1.47)     1.70
                                 --------    --------    --------    --------    --------    -------    ------    ------    ------
         Total from investment
           operations..........      8.96        2.07        2.07        0.03        3.08       3.14      4.95     (1.16)     1.87
                                 --------    --------    --------    --------    --------    -------    ------    ------    ------
Dividends from net investment
  income.......................      0.15        0.12        0.40        0.10        0.10       0.10      0.30      0.15      0.00
Distributions from net realized
  capital gains................      2.33        0.21        0.75        0.99        1.08       1.43      0.00      0.29      0.00
                                 --------    --------    --------    --------    --------    -------    ------    ------    ------
         Total distributions...      2.48        0.33        1.15        1.09        1.18       1.53      0.30      0.44      0.00
                                 --------    --------    --------    --------    --------    -------    ------    ------    ------
Net asset value, end of
  period.......................  $  26.70    $  20.22    $  18.48    $  17.56    $  18.62    $ 16.72    $15.11    $10.46    $12.06
                                 ========    ========    ========    ========    ========    =======    ======    ======    ======
Total return...................     44.32%      11.21%      12.28%       0.02%      19.51%     21.50%    48.10%    (9.80)%   18.40%
                                 --------    --------    --------    --------    --------    -------    ------    ------    ------
Net assets end of period (in
  thousands)...................  $365,266    $192,704    $166,061    $144,880    $105,635    $31,211    $9,777    $2,744    $2,302
                                 --------    --------    --------    --------    --------    -------    ------    ------    ------
Ratio of expenses to average
  net assets...................      0.86%       0.84%       0.69%       0.66%       0.74%      0.86%     1.00%     1.02%     0.95%
                                 --------    --------    --------    --------    --------    -------    ------    ------    ------
Ratio of expenses to average
  net assets (excluding
  waivers).....................      0.86%       0.84%       0.72%       0.67%       0.74%      0.86%     1.19%     1.62%     2.38%
                                 --------    --------    --------    --------    --------    -------    ------    ------    ------
Ratio of net investment income
  (loss) to average net
  assets.......................      0.21%       1.35%       1.86%       1.30%       1.06%      1.05%     1.41%     3.32%     2.48%
                                 --------    --------    --------    --------    --------    -------    ------    ------    ------
Ratio of net investment income
  (loss) to average net assets
  (excluding waivers)..........      0.21%       1.35%       1.83%       1.29%       1.06%      1.05%     1.22%     2.38%     1.05%
                                 --------    --------    --------    --------    --------    -------    ------    ------    ------
Portfolio turnover.............        58%        137%         70%         58%         70%       105%      120%       44%       58%
                                 --------    --------    --------    --------    --------    -------    ------    ------    ------
Average commission per
  share(C).....................  $ 0.0456    $ 0.0480
                                 --------    --------

                                     PERIOD OF
                                 AUGUST 1, 1988 -
                                 DECEMBER 31, 1988
                                 -----------------
Net asset value, beginning of
  period.......................       $10.00
Net investment income (loss)...         0.00
Net realized and unrealized
  gains (losses) on
  investments..................         0.19
                                      ------
         Total from investment
           operations..........         0.19
                                      ------
Dividends from net investment
  income.......................         0.00
Distributions from net realized
  capital gains................         0.00
                                      ------
         Total distributions...         0.00
                                      ------
Net asset value, end of
  period.......................       $10.19
                                      ======
Total return...................         1.90%(B)
                                      ------
Net assets end of period (in
  thousands)...................       $  571
                                      ------
Ratio of expenses to average
  net assets...................         0.95%(A)
                                      ------
Ratio of expenses to average
  net assets (excluding
  waivers).....................         9.22%(A)
                                      ------
Ratio of net investment income
  (loss) to average net
  assets.......................         0.23%(A)
                                      ------
Ratio of net investment income
  (loss) to average net assets
  (excluding waivers)..........       (8.04)%(A)
                                      ------
Portfolio turnover.............            0%
                                      ------
Average commission per
  share(C).....................

                         ENTERPRISE ACCUMULATION TRUST

                         INTERNATIONAL GROWTH PORTFOLIO


                              FINANCIAL HIGHLIGHTS
            FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                 YEAR ENDED DECEMBER 31,            PERIOD OF
                                              -----------------------------    NOVEMBER 18, 1994 -
                                               1997       1996       1995       DECEMBER 31, 1994
                                              -------    -------    -------    -------------------
Net asset value, beginning of period........  $  6.05    $  5.39    $  4.96          $ 5.00
                                              -------    -------    -------          ------
Net investment income (loss)................     0.06       0.05       0.04            0.00
Net realized and unrealized gains (losses)
  on investments............................     0.26       0.63       0.67           (0.04)
                                              -------    -------    -------          ------
          Total from investment
            operations......................     0.32       0.68       0.71           (0.04)
                                              -------    -------    -------          ------
Dividends from net investment income........     0.04       0.00       0.04            0.00
Distributions from net realized capital
  gains.....................................     0.15       0.02       0.24            0.00
                                              -------    -------    -------          ------
          Total distributions...............     0.19       0.02       0.28            0.00
                                              -------    -------    -------          ------
Net asset value, end of period..............  $  6.18    $  6.05    $  5.39          $ 4.96
                                              =======    =======    =======          ======
Total return................................     5.26%     12.65%     14.64%           (0.80)%(B)
                                              -------    -------    -------          ------
Net assets end of period (in thousands).....  $78,148    $52,768    $18,598          $3,247
                                              -------    -------    -------          ------
Ratio of expenses to average net assets.....     1.19%      1.38%      1.55%           1.55%(A)
                                              -------    -------    -------          ------
Ratio of expenses to average net assets
  (excluding waivers).......................     1.19%      1.38%      2.21%           8.85%(A)
                                              -------    -------    -------          ------
Ratio of net investment income (loss) to
  average net assets........................     1.34%      1.32%      1.17%           0.80%(A)
                                              -------    -------    -------          ------
Ratio of net investment income (loss) to
  average net assets (excluding waivers)....     1.34%      1.32%      0.51%         (6.34)%(A)
                                              -------    -------    -------          ------
Portfolio turnover..........................       28%        21%        27%            0.0%
                                              -------    -------    -------          ------
Average commission per share(C).............  $0.0257    $0.0224
                                              -------    -------

                         ENTERPRISE ACCUMULATION TRUST

                           HIGH-YIELD BOND PORTFOLIO


                              FINANCIAL HIGHLIGHTS
            FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                  YEARS ENDED DECEMBER 31,           PERIOD OF
                                                -----------------------------   NOVEMBER 18, 1994 -
                                                 1997       1996       1995      DECEMBER 31, 1994
                                                -------    -------    -------   -------------------
Net asset value, beginning of period..........  $  5.51    $  5.31    $  4.98         $ 5.00
                                                -------    -------    -------         ------
Net investment income (loss)..................     0.51       0.45       0.45           0.04
Net realized and unrealized gains (losses) on
  investments.................................     0.20       0.21       0.35          (0.01)
                                                -------    -------    -------         ------
          Total from investment operations....     0.71       0.66       0.80           0.03
                                                -------    -------    -------         ------
Dividends from net investment income..........     0.51       0.45       0.45           0.05
Distributions from net realized capital
  gains.......................................     0.00       0.01       0.02           0.00
                                                -------    -------    -------         ------
          Total distributions.................     0.51       0.46       0.47           0.05
                                                -------    -------    -------         ------
Net asset value, end of period................  $  5.71    $  5.51    $  5.31         $ 4.98
                                                =======    =======    =======         ======
Total return..................................    13.38%     12.93%     16.59%          0.50%(B)
                                                -------    -------    -------         ------
Net assets end of period (in thousands).......  $68,364    $34,411    $15,223         $1,421
                                                -------    -------    -------         ------
Ratio of expenses to average net assets.......     0.77%      0.85%      0.85%          0.85%(A)
                                                -------    -------    -------         ------
Ratio of expenses to average net assets
  (excluding waivers).........................     0.77%      0.94%      1.59%          7.80%(A)
                                                -------    -------    -------         ------
Ratio of net investment income (loss) to
  average net assets..........................     8.47%      8.57%      8.51%          7.84%(A)
                                                -------    -------    -------         ------
Ratio of net investment income (loss) to
  average net assets (excluding waivers)......     8.47%      8.48%      7.77%          0.80%(A)
                                                -------    -------    -------         ------
Portfolio turnover............................      175%       175%       115%             0%
                                                -------    -------    -------         ------

---------------
(A) Annualized

(B) Not annualized


(C) Disclosure not applicable to periods prior to 1996. Represents average commission rate per share charged to the Portfolio on purchases and sales of equity investments on which commissions were charged during the period.

                         ENTERPRISE ACCUMULATION TRUST

                               MANAGED PORTFOLIO


                              FINANCIAL HIGHLIGHTS
            FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                       YEAR ENDED DECEMBER 31,
                              --------------------------------------------------------------------------
                                 1997          1996          1995         1994        1993        1992
                              ----------    ----------    ----------    --------    --------    --------
Net asset value, beginning
  of period.................  $    34.31    $    28.06    $    20.82    $  21.35    $  20.11    $  17.56
                              ----------    ----------    ----------    --------    --------    --------
Net investment income
  (loss)....................        0.35          0.59          0.40        0.40        0.46        0.25
Net realized and unrealized
  gains (losses) on
  investments...............        8.06          5.99          8.97        0.15        1.55        2.95
                              ----------    ----------    ----------    --------    --------    --------
         Total from
           investment
           operations.......        8.41          6.58          9.37        0.55        2.01        3.20
                              ----------    ----------    ----------    --------    --------    --------
Dividends from net
  investment income.........        0.55          0.06          0.75        0.46        0.24        0.27
Distributions from net
  realized capital gains....        1.39          0.27          1.38        0.62        0.53        0.38
                              ----------    ----------    ----------    --------    --------    --------
         Total
           distributions....        1.94          0.33          2.13        1.08        0.77        0.65
                              ----------    ----------    ----------    --------    --------    --------
Net asset value, end of
  period....................  $    40.78    $    34.31    $    28.06    $  20.82    $  21.35    $  20.11
                              ==========    ==========    ==========    ========    ========    ========
Total return................       24.50%        23.47%        46.89%       2.57%      10.39%      18.60%
                              ----------    ----------    ----------    --------    --------    --------
Net assets end of period (in
  thousands)................  $2,672,932    $1,935,343    $1,264,718    $689,252    $525,163    $236,175
                              ----------    ----------    ----------    --------    --------    --------
Ratio of expenses to average
  net assets................        0.76%         0.74%         0.67%       0.64%       0.66%       0.69%
                              ----------    ----------    ----------    --------    --------    --------
Ratio of expenses to average
  net assets (excluding
  waivers)..................        0.76%         0.74%         0.67%       0.64%       0.66%       0.69%
                              ----------    ----------    ----------    --------    --------    --------
Ratio of net investment
  income (loss) to average
  net assets................        1.14%         2.16%         1.80%       2.23%       3.21%       2.06%
                              ----------    ----------    ----------    --------    --------    --------
Ratio of net investment
  income (loss) to average
  net assets (excluding
  waivers)..................        1.14%         2.16%         1.80%       2.23%       3.21%       2.06%
                              ----------    ----------    ----------    --------    --------    --------
Portfolio turnover..........          32%           29%           31%         33%         21%         23%
                              ----------    ----------    ----------    --------    --------    --------
Average commission per
  share(C)..................  $   0.0574    $   0.0531
                              ----------    ----------

                                 YEAR ENDED DECEMBER 31,          PERIOD OF
                              -----------------------------   AUGUST 1, 1988 -
                               1991       1990       1989     DECEMBER 31, 1988
                              -------    -------    -------   -----------------
Net asset value, beginning
  of period.................  $ 12.43    $ 13.80    $ 10.44        $10.00
                              -------    -------    -------        ------
Net investment income
  (loss)....................     0.29       0.31       0.34          0.05
Net realized and unrealized
  gains (losses) on
  investments...............     5.31      (0.81)      3.06          0.39
                              -------    -------    -------        ------
         Total from
           investment
           operations.......     5.60      (0.50)      3.40          0.44
                              -------    -------    -------        ------
Dividends from net
  investment income.........     0.39       0.28       0.03          0.00
Distributions from net
  realized capital gains....     0.08       0.59       0.01          0.00
                              -------    -------    -------        ------
         Total
           distributions....     0.47       0.87       0.04          0.00
                              -------    -------    -------        ------
Net asset value, end of
  period....................  $ 17.56    $ 12.43    $ 13.80        $10.44
                              =======    =======    =======        ======
Total return................    46.00%     (3.60)%    32.60%         4.40%(B)
                              -------    -------    -------        ------
Net assets end of period (in
  thousands)................  $98,468    $45,955    $22,459        $3,238
                              -------    -------    -------        ------
Ratio of expenses to average
  net assets................     0.73%      0.80%      0.85%         0.85%(A)
                              -------    -------    -------        ------
Ratio of expenses to average
  net assets (excluding
  waivers)..................     0.73%      0.80%      1.05%         3.37%(A)
                              -------    -------    -------        ------
Ratio of net investment
  income (loss) to average
  net assets................     2.42%      3.79%      5.10%         3.88%(A)
                              -------    -------    -------        ------
Ratio of net investment
  income (loss) to average
  net assets (excluding
  waivers)..................     2.42%      3.79%      4.09%         1.36%(A)
                              -------    -------    -------        ------
Portfolio turnover..........       57%       112%       196%           38%
                              -------    -------    -------        ------
Average commission per
  share(C)..................

                       INVESTMENT OBJECTIVES AND POLICIES


     The investment objectives and policies of each Portfolio of the Fund are described below. Investment objectives of each Portfolio are fundamental policies which cannot be changed for any Portfolio without a majority vote of the shareholders of that Portfolio; investment policies are not fundamental and may be adjusted by the Portfolio Managers, subject to the oversight of Enterprise Capital, at any time, usually in response to its perception of developments in the securities markets. The extent to which a Portfolio will be able to achieve its distinct investment objectives depends upon each Portfolio Manager's ability to evaluate and develop the information it receives into a successful investment program. Although each Portfolio will be managed by experienced professionals, there can be no assurance that any Portfolio will achieve its investment objectives. The values of the securities held in each Portfolio will fluctuate and the net asset value per share at the time shares are redeemed may be more or less than the net asset value per share at the time of purchase. Investors should also refer to "Investment Techniques" for additional information concerning the investment techniques employed for some or all of the Portfolios.



EQUITY PORTFOLIO



     The investment objective of the Equity Portfolio is long term capital appreciation through investment in securities (primarily equity securities) of companies that are believed by the Portfolio Manager to be undervalued in the marketplace in relation to factors such as the companies' assets or earnings. It is the Portfolio Manager's intention to invest in securities of companies which in the Portfolio Manager's opinion possess one or more of the following characteristics: undervalued assets, valuable consumer or commercial franchises, securities valuation below peer companies, substantial and growing cash flow and/or a favorable price to book value relationship. Investment policies aimed at achieving the Portfolio's objective are set in a flexible framework of securities selection which primarily includes equity securities, such as common stocks, preferred stocks, convertible securities, rights and warrants in proportions which vary from time-to-time. Under normal circumstances at least 65% of the Portfolio's assets will be invested in equity securities. The Portfolio will invest primarily in stocks listed on the New York Stock Exchange. In addition, it may also purchase securities listed on other domestic securities exchanges, securities traded in the domestic over-the-counter market and foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by American Depository Receipts listed on a domestic securities exchange or traded in the United States over-the-counter market.



SMALL COMPANY VALUE PORTFOLIO



     The investment objective of the Small Company Value Portfolio is to seek capital appreciation through investments in a diversified Portfolio consisting primarily of equity securities of companies with market capitalizations of under $1 billion. Smaller-capitalization companies are often under-priced for the following reasons: (i) institutional investors, which currently represent a majority of the trading volume in the shares of publicly-traded companies, are often less interested in such companies because in order to acquire an equity position that is large enough to be meaningful to an institutional investor, such an investor may be required to buy a large percentage of the company's outstanding equity securities and (ii) such companies may not be regularly researched by stock analysts, thereby resulting in greater discrepancies in valuation. The Portfolio may also purchase securities in initial public offerings, or shortly after such offerings have been completed, when the Portfolio Manager believes that such securities have greater-than-average market appreciation potential. Under normal circumstances at least 65% of the Portfolio's assets will be invested in equity securities. The majority of securities purchased by the Portfolio will be traded on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market, and will also include options, warrants, bonds, notes and debentures which are convertible into or exchangeable for, or which grant a right to purchase or sell, such securities. In addition, the Portfolio may also purchase foreign securities provided that they are listed on a domestic or foreign securities exchange or are represented by American Depository Receipts listed on a domestic securities exchange or traded in the United States over-the-counter market.



     In pursuing its objective, the Portfolio's strategy will be to invest in stocks of companies with value that may not be fully reflected by current stock price. Since small companies tend to be less actively followed by stock analysts, the market may overlook favorable trends and then adjust its valuation more quickly once investor interest is surfaced. The Portfolio Manager seeks out companies in the public market that are selling at a discount to their private market value (PMV) measured using proprietary research techniques in areas of core competencies. The Portfolio Manager then determines whether there is an emerging catalyst that will focus investor attention on the underlying assets of the company. Small companies may be subject to a valuation catalyst such as increased investor attention, takeover efforts or a change in management.



INTERNATIONAL GROWTH PORTFOLIO



     The International Growth Portfolio seeks capital appreciation, primarily through a diversified Portfolio of non-United States equity securities. It is a fundamental policy of the Portfolio that it will invest at least 80% of the value of its assets (except when maintaining a temporary defensive position) in equity securities of companies domiciled outside the United States. That portion of the Portfolio not invested in equity securities is, in normal circumstances, invested in U.S. and foreign government securities, high grade commercial paper, certificates of deposit, foreign currency, bankers acceptances, cash and cash equivalents, time deposits, repurchase agreements and similar money market instruments, both foreign and domestic. The Portfolio may invest in convertible debt securities of foreign issuers which are convertible into equity securities at such time as a market for equity securities is established in the country involved.



     The Portfolio Manager's investment perspective for the Portfolio is to invest in the equity securities of non-U.S. markets and companies which are believed to be undervalued based upon internal research and proprietary valuation systems. This international equity strategy reflects the Portfolio Manager's decisions concerning the relative attractiveness of asset classes, the individual international equity markets, industries across and within those markets, other common risk factors within those markets and individual international companies. The Portfolio Manager initially identifies those securities which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues. The relative performance of foreign currencies is an important factor in the Portfolio's performance. The Portfolio Manager may manage the Portfolio's exposure to various currencies to take advantage of different yield, risk and return characteristics. The Portfolio Manager's proprietary valuation model determines which securities are potential candidates for inclusion in the Portfolio.



     The benchmark for the Portfolio is the Morgan Stanley Capital International Non-U.S. Equity (Free) Index (the "Benchmark"). The Benchmark is a market driven broad based index which includes non-U.S. equity markets in terms of capitalization and performance. The Benchmark is designed to provide a representative total return for all major stock exchanges located outside the U.S. From time-to-time, the Portfolio Manager may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant international market.



     As a general matter, the Portfolio Manager will purchase for the Portfolio only securities contained in the underlying index relevant to the Benchmark. The Portfolio Manager will attempt to enhance the long-term return and risk performance of the Portfolio relative to the Benchmark by deviating from the normal Benchmark mix of country allocation and currencies in reaction to discrepancies between current market prices and fundamental values. The active management process is intended to produce a superior performance relative to the Benchmark index.



     The Portfolio Manager will purchase securities of companies domiciled in a minimum of eight to 12 countries outside the United States.



MANAGED PORTFOLIO



     The investment objective of the Managed Portfolio is to achieve growth of capital over time through investment in a Portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on the Portfolio Manager's assessments of the relative outlook for such investments. In seeking to achieve its investment objective, the types of equity securities in which the Portfolio may invest are likely to be the same as those in which the Equity Portfolio invests, although securities of the type in which the Small Company Value Portfolio invests may, to a lesser extent, be included. Debt securities are expected to be predominantly investment grade intermediate to long term U.S. Government and corporate debt, although the Portfolio will also invest in high-quality short-term money market and cash equivalent securities and may invest almost all of its assets in such securities when the Portfolio Manager deems it advisable in order to preserve capital. In addition, the Portfolio may also purchase foreign securities provided that they are listed on a domestic or foreign securities exchange or are represented by American Depository Receipts listed on a domestic securities exchange or traded in the United States over-the-counter market.



     The allocation of the Portfolio's assets among the different types of permitted investments will vary from time-to-time based upon the Portfolio Manager's evaluation of economic and market trends and its perception of the relative values available from such types of securities at any given time. There is neither a minimum nor a maximum percentage of the Portfolio's assets that may, at any given time, be invested in any of the types of investments identified above. Consequently, while the Portfolio will earn income to the extent it is invested in bonds or cash equivalents, the Portfolio does not have any specific income objective.



HIGH-YIELD BOND PORTFOLIO



     The investment objective of the High-Yield Bond Portfolio is maximum current income, primarily from debt securities that are rated Ba or lower by Moody's or BB or lower by S&P. It is a fundamental policy of the Portfolio that it will invest at least 80% of the value of its total assets (except when maintaining a temporary defensive position) in high-yielding, income-producing corporate bonds that are rated B3 or better by Moody's or B- or better by S&P or investment grade. The corporate bonds in which the Portfolio invests are high-yielding but normally carry a greater credit risk than bonds with higher ratings. In addition, such bonds may involve greater volatility of price than higher-rated bonds. For a discussion of High-Yield Securities and related risks, see "Investment Techniques and Associated Risks -- High-Yield Securities".



     The Portfolio's investments are selected by the Portfolio Manager after careful examination of the economic outlook to determine those industries that appear favorable for investments. Industries going through a perceived decline generally are not candidates for selection. After the industries are selected, bonds of issuers within those industries are selected based on their creditworthiness, their yields in relation to their credit and the relative strength of their common stock prices. Companies near or in bankruptcy are not considered for investment. The Portfolio does not purchase bonds which are rated Ca or lower by Moody's or CC or lower by S&P or which, if unrated, in the judgment of the Portfolio Manager have characteristics of such lower-grade bonds. Should an investment purchased with the above-described credit quality requisites be downgraded to Ca or lower or CC or lower, the Portfolio Manager shall have discretion to hold or liquidate the security.



     Subject to the restrictions described above, under normal circumstances, up to 20% of the Portfolio's assets may include: (1) bonds rated Caa by Moody's or CCC by S&P; (2) unrated debt securities which, in the judgment of the Portfolio Manager have characteristics similar to those described above; (3) convertible debt securities; (4) puts, calls and futures as hedging devices; (5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government Securities and other income-producing cash equivalents. For a discussion on options and futures and their related risks, see "Investment Techniques and Associated Risks".

     As of March 31, 1998, the High-Yield Bond Portfolio consisted of securities classified as follows:


                                                 PERCENTAGE OF
                   RATINGS                     TOTAL INVESTMENTS
                   -------                     -----------------
  AAA......................................            2%
  BBB......................................            1%
  BB.......................................           22%
  B........................................           69%
  CCC......................................            1%
  Non-rated*...............................            5%

---------------
* Equivalent ratings for these securities would have been B.

          ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES AND POLICIES


     For the Equity and Small Company Value Portfolios, at times when the investment climate is viewed as favorable, common stocks will be heavily emphasized. Under normal circumstances, at least 65% of each Portfolio's total assets will be invested in common stocks or securities convertible into common stocks.



     Under normal conditions, no less than 80% of the total assets of the International Growth and High-Yield Bond Portfolios will be invested in equity or debt securities identified in the respective Portfolio policies listed above.



     In the event that future economic or financial conditions adversely affect equity securities, or stocks are considered overvalued, each of the Equity, Small Company Value, and International Growth Portfolios may temporarily invest a substantial portion of its assets in debt securities, with an emphasis on money market instruments or cash and cash equivalents, until the Portfolio Manager determines that market conditions warrant returning to investments in equity securities. Please refer to the discussion on Defensive Tactics.



     Each Portfolio will in the normal course have varying amounts of cash assets which have not yet been invested in accordance with its objectives. This cash will be temporarily invested in high quality short term money market securities and cash equivalents.


  Management of Assets


     The Portfolio Managers intend to manage each Portfolio's assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Portfolio's current income available for distribution to its shareholders. While none of the Portfolios is managed with the intent of generating short-term capital gains, each of the Portfolios may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Portfolio Manager, an issuer's creditworthiness or perceived changes in a company's growth prospects or asset value make selling them advisable. Such an investment decision may result in capital gains or losses and could result in a high Portfolio turnover rate during a given period, resulting in increased transaction costs related to equity securities. Disposing of debt securities in these circumstances should not increase direct transaction costs since debt securities are normally traded on a principal basis without brokerage commissions. However, such transactions do involve a mark-up or mark-down of the price.



     During periods of unusual market conditions when the Portfolio Manager believes that investing for defensive purposes is appropriate, or in order to meet anticipated redemption requests, part or all of the assets of one or more of the Portfolios may be invested in cash or cash equivalents including obligations listed below.



     The Portfolio turnover rates of the Portfolios cannot be accurately predicted. Nevertheless, it is anticipated that the Equity, International Growth, Managed and High-Yield Bond Portfolios will have annual turnover rates (excluding turnover of securities having a maturity of one year or less) of 100% or less. A 100% annual turnover rate would occur, for example, if all the securities in a Portfolio's investment portfolio were replaced once in a period of one year.

                   INVESTMENT TECHNIQUES AND ASSOCIATED RISKS


     The investment techniques or instruments described below are used for the Portfolios' investment programs:



     Short-Term Investments. Each Portfolio typically invests a part of its assets in various types of U.S. Government securities and high-quality, short-term debt securities with remaining maturities of one year or less ("money market instruments"). This type of short-term investment is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which each Portfolio may invest include government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements. The International Growth Portfolio may invest in all of the above, both foreign and domestic, including foreign currency, foreign time deposits, and foreign bank acceptances.



     Repurchase Agreements. Each Portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a Portfolio would acquire a debt security for a relatively short period (usually for one day and not for more than one week) subject to an obligation of the seller to repurchase and of the Portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Portfolio's holding period. A Portfolio will enter into repurchase agreements with member banks of the Federal Reserve System having total assets in excess of $500 million and with dealers registered with the Securities and Exchange Commission. Under each repurchase agreement the selling institution will be required to maintain as collateral securities whose market value is at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the selling institution, including costs of disposing of securities held as collateral and any loss resulting from delays or restrictions upon the Portfolio's ability to dispose of securities. Pursuant to guidelines established by the Portfolio's Board of Trustees, the Portfolio Manager considers the creditworthiness of those banks and non-bank dealers with which a Portfolio enters into repurchase agreements and monitors on an ongoing basis the value of securities held as collateral to ensure that such value is maintained at the required level. A Portfolio will not enter into a repurchase agreement with a dealer if the agreement has a maturity beyond one business day.



     Loans of Portfolio Securities. Each Portfolio may lend its Portfolio securities if such loans are secured continuously by collateral (cash, U.S. Government or agency obligations or letters of credit) maintained on a daily basis in an amount at least equal at all times to the market value of the securities loaned and if the Portfolio does not incur any fees (other than the transaction fees of its custodian bank) in connection with such loans. A Portfolio may call the loan at any time on five days' notice and reacquire the loaned securities. During the loan period, the Portfolio would continue to receive the equivalent of the interest paid by the issuer on the securities loaned and would also have the right to receive the interest on investment of the cash collateral in short-term debt instruments. A portion of either or both kinds of such interest may be paid to the borrower of such securities. It is not intended that the value of the securities loaned, if any, would exceed 10% of the value of a Portfolio's total assets. Securities loans must also meet applicable tests under the Internal Revenue Code of 1986, as amended (the "Code"). A Portfolio could experience various costs or losses if a borrower defaults on its obligation to return the borrowed securities.



     Options and Futures. To the extent permitted by Arizona and New York law, each of the Equity, Small Company Value and International Growth Portfolios intend to engage in futures contracts or options on futures contracts for bona fide hedging or other purposes, and to write calls and puts on individual securities. When either the Equity, Small Company Value or International Growth Portfolio anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when such Portfolio is not fully invested ("anticipatory hedge"). Such a purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which then may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. Any such Portfolio may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of such Portfolio's securities ("defensive hedge"). To the extent that the Equity, Small

Company Value or International Growth Portfolios of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Portfolios of a market decline and by so doing, provide an alternative to the liquidation of securities positions in the Portfolios with attendant transaction costs. So long as the Commodity Futures Trading Commission rules so require, none of the Equity, Small Company Value or International Growth Portfolios will enter into any financial futures or options contract unless such transactions are for bona-fide hedging purposes, or for other purposes only if the aggregate initial margins and premiums required to establish such non-hedging positions would not exceed 5% of the liquidation value of such Portfolio's assets. When writing put options, a Portfolio will maintain in a segregated account at its Custodian liquid assets with a value equal to at least the exercise price of the option to secure its obligation to pay for the underlying security. As a result, such Portfolio forgoes the opportunity of trading the segregated assets or writing calls against those assets. There may not be a complete correlation between the price of options and futures and the market prices of the underlying securities. The Portfolio may lose the ability to profit from an increase in the market value of the underlying security or may lose its premium payment. If due to a lack of a market a Portfolio could not effect a closing purchase transaction with respect to an over-the-counter ("OTC") option, it would have to hold the callable securities until the call lapsed or was exercised.



     The Managed Portfolio is authorized to, but does not presently intend to, purchase, sell and write options and purchase and sell futures contracts for hedging and other purposes. In the event that the Portfolio Manager intends in the future to engage in such transactions, appropriate disclosures will be made to existing and prospective shareholders.



     Except as otherwise indicated, the Portfolio Managers may engage in the following hedging transactions to seek to hedge all or a portion of a Portfolio's assets against market value changes resulting from changes in equity values, interest rates and currency fluctuations utilizing covered options, futures and forwards. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from the original investment.


  Call Options


     The Portfolios may write (sell) call options that are listed on national securities exchanges or are available in the over-the-counter market through primary broker-dealers. Call options are short-term contracts with a duration of nine months or less. Such Portfolios of the Fund may only write call options which are "covered," meaning that the Portfolio either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration, upon conversion or exchange of other securities currently held in the Portfolio. In addition, no Portfolio will, prior to the expiration of a call option, permit the call to become uncovered. If a Portfolio writes a call option, the purchaser of the option has the right to buy (and the Portfolio has the option to sell) the underlying security against payment of the exercise price throughout the term of the option. The Portfolio's obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Portfolio were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. The Portfolio would not be able to effect a closing purchase transaction after it had received notice of exercise. The International Growth Portfolio may purchase and write covered call options on foreign and U.S. securities and indices and enter into related closing transactions.



     Generally, such a Portfolio intends to write listed covered calls when it anticipates that the rate of return from doing so is attractive, taking into consideration the premium income to be received, the risks of a decline in securities prices during the term of the option, the probability that closing purchase transactions will be available if a sale of the securities is desired prior to the exercise, or expiration of the options, and the cost of entering into such transactions. A principal reason for writing calls on a securities Portfolio is to attempt to realize, through the receipt of premium income, a greater return than would be earned on the securities alone. A covered call writer such as a Portfolio, which owns the underlying security has, in return for the premium, given the opportunity for profit from a price increase in the underlying security above the exercise price, but it has retained the risk of loss should the price of the security decline.

     The writing of covered call options involves certain risks. The Portfolios will write covered call options only if there appears to be a liquid secondary market for such options. If, however, an option is written and a liquid secondary market does not exist, it may be impossible to effect a closing purchase transaction in the option. In that event, the Portfolio may not be able to sell the underlying security until the option expires or the option is exercised, even though it may be advantageous to sell the underlying security before that time.



     The Portfolios will only engage in hedging transactions against changes resulting from market conditions in the values of securities owned or expected to be owned by the Portfolios. Unless otherwise indicated, a Portfolio will not enter into a hedging transaction (except for closing transactions) if, immediately thereafter, the sum of the amount of the initial deposits and premiums on open contracts and options would exceed 20% of the Portfolio's total assets taken at current value.



PORTFOLIO TRANSACTIONS



     The Portfolio Managers' primary consideration when executing security transactions with broker-dealers is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. A Portfolio Manager may select, under certain conditions, Gabelli & Co., Inc., an affiliate of the Gabelli Asset Management Company, the Portfolio Manager of the Small Company Value Portfolio, to execute each Portfolio's transactions. When selecting broker-dealers, other than Gabelli & Co., Inc., to execute a Portfolio's transactions, the Portfolio Managers may consider their record of sales of shares of other investment company clients of the Portfolio Managers. Selection of broker-dealers to execute Portfolio transactions must be done in a manner consistent with the foregoing primary consideration, the "Conduct Rules" of the National Association of Securities Dealers, Inc. and such other policies as the Board of Trustees may determine. (For a further discussion of Portfolio trading, see the Statement of Additional Information, "Investment Management and Other Services.")



GENERAL RISKS ASSOCIATED WITH EQUITY (EQUITY, SMALL COMPANY VALUE, INTERNATIONAL GROWTH AND MANAGED) PORTFOLIOS



     The Equity Portfolios seek to reduce risk of loss of principal due to changes in the value of individual stocks by investing in a diversified Portfolio of common stocks and through the use of options on stocks. Such investment techniques do not, however, eliminate all risks. Investors should expect the value of the Equity PortfolioS and the net asset value of their shares to fluctuate based on market conditions.



RISK ASPECTS OF THE INDIVIDUAL PORTFOLIOS



     Small Company Value Portfolio. The Small Company Value Portfolio is expected to have greater risk exposure and reward potential than a Portfolio which invests primarily in larger-capitalization companies. The trading volumes of securities of smaller capitalization companies are normally less than those of larger-capitalization companies. This often translates into greater price swings, both upward and downward. Since trading volumes are lower, new demand for the securities of such companies could result in disproportionately large increases in the price of such securities. The waiting period for the achievement of an investor's objectives might be longer since these securities are not closely monitored by research analysts and, thus, it takes more time for investors to become aware of fundamental changes or other factors which have motivated the Portfolio's purchase. Smaller-capitalization companies often achieve higher growth rates and experience higher failure rates than do larger-capitalization companies.



     It is the present intention of the Equity, Small Company Value, International Growth and Managed Portfolio Managers with respect to each of the respective Portfolios to invest no more than 5 percent of its net assets in bonds rated below Baa3 by Moody's or BBB by S&P (commonly known as "junk bonds"). In the event that the Portfolio Managers intend in the future to invest more than 5% of the net assets of any such Portfolio in junk bonds, appropriate disclosures will be made to existing and prospective shareholders. For information about the possible risks of investing in junk bonds see "High-Yield Securities" below and "Investment of the Assets" in the Statement of Additional Information.

     International Growth Portfolio. The International Growth Portfolio carries additional risks associated with possibly less stable foreign securities and currencies. Refer to "Foreign Currency Values and Transactions" section of the Statement of Additional Information.


FOREIGN CURRENCY VALUES AND TRANSACTIONS


     Investments in foreign securities will usually involve currencies of foreign countries, and the value of the assets of the International Growth Portfolio (and of the other Portfolios that may invest in foreign securities to a much lesser extent) as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the International Growth Portfolio may incur costs in connection with conversions between various currencies.



     The normal currency allocation of the International Growth Portfolio is identical to the currency mix of the Benchmark. The Portfolio expects to maintain this normal currency exposure when global currency markets are fairly priced relative to each other and relative to associated risks. The Portfolio may actively deviate from such normal currency allocations to take advantage of or to protect the Portfolio from risk and return characteristics of the currencies and short-term interest rates when those prices deviate significantly from fundamental value. Deviations from the Benchmark are determined by the Portfolio Manager based upon its research.



     To manage exposure to currency fluctuations, the Portfolio may alter equity or money market exposures (in its normal asset allocation mix as previously identified), enter into forward currency exchange contracts, buy or sell options, futures or options on futures relating to foreign currencies and may purchase securities indexed to currency baskets. The Portfolio will also use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. Some of these strategies may require the Portfolio to set aside liquid assets in a segregated custodial account to cover its obligations. These techniques are further described below.



     The Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The Portfolio will convert currency on a spot basis from time to time and investors should be aware of the potential costs of currency conversion.



     When the Portfolio Manager believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Portfolio may enter into a currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency.



     At the maturity of a forward contract, the Portfolio may either sell a Portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by repurchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Portfolio may realize a gain or loss from currency transactions.



     The Portfolio also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Portfolio's exposure to changes in currency exchange rates. Call options on foreign currency written by the Portfolio will be "covered", which means that the Portfolio will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by the Portfolio, the Portfolio will establish a segregated account with its custodian bank consisting of cash, U.S. government securities or other high grade liquid debt securities in amount equal to the amount the Portfolio would be required to pay upon exercise of the put.



     Managed Portfolio. An investment in the Managed Portfolio will entail both market and financial risk, the extent of which depends on the amount of the Portfolio's assets which are committed to equity, longer term debt or money market securities at any particular time. The Managed Portfolio may invest in mortgage-backed securities. Such securities, while similar to other fixed-income securities, involve additional risk because mortgage prepayments are passed through to the holder of the mortgage-backed security and must be reinvested. When interest rates fall, prepayments tend to rise. The Portfolio may have to reinvest that portion of its assets invested in such securities more frequently when interest rates are low than when interest rates are high.



     Although the Managed Portfolio seeks to reduce credit risks (i.e., failure of obligors to pay interest and principal), through careful selection of investments and market risks resulting from fluctuations in the principal value of debt obligations due to changes in prevailing interest rates by careful timing of maturities of investments, such risks cannot be eliminated, and these factors will affect the net asset value of shares in the Managed Portfolio. The value of debt obligations generally has an inverse relationship with prevailing interest rates. The risks of investing in fixed income securities are greater when such securities are high-yield securities.


HIGH-YIELD SECURITIES


     Notwithstanding the investment policies and restrictions applicable to the High-Yield Bond Portfolio which are designed to reduce risks associated with such investments, high-yield securities may carry higher levels of risk than many other types of income producing securities. These risks are of three basic types: the risk that the issuer of the high-yield bond will default in the payment of principal and interest; the risk that the value of the bond will decline due to rising interest rates, economic conditions, or public perception; and the risk that the investor in such bonds may not be able to readily sell such bonds. Each of the major categories of risk are impacted by various factors, as discussed below:


  High-Yield Bond Market

     The high-yield bond market has grown in the context of a long economic expansion. Any downturn in the economy may have a negative impact on the perceived ability of the issuer to make principal and interest payments which may adversely affect the value of outstanding high-yield securities and reduce market liquidity.

  Sensitivity to Interest Rate and Economic Changes


     In general, the market prices of bonds bear an inverse relationship to interest rates; as interest rates increase, the prices of bonds decrease. The same relationship may hold for high-yield bonds, but in the past high-yield bonds have been somewhat less sensitive to interest rate changes than treasury and investment grade bonds. While the price of highyield bonds may not decline as much, relatively, as the prices of treasury or investment grade bonds decline in an environment of rising interest rates, the market price, or value, of a high-yield bond will be expected to decrease in periods of increasing interest rates, negatively impacting the net asset value of the High-Yield Bond Portfolio. High-yield bond prices may not increase as much, relatively, as the prices of treasury or investment grade bonds in periods of decreasing interest rates. Payments of principal and interest on bonds are dependent upon the issuer's ability to pay. Because of the generally lower creditworthiness of issuers of high-yield bonds, changes in the economic environment generally, or in an issuer's particular industry or business, may severely impact the ability of the issuer to make principal and interest payments and may depress the price of high-yield securities more significantly than such changes would impact higher rated, investment grade securities.


  Payment Expectations


     Many high-yield bonds contain redemption or call provisions which might be expected to be exercised in periods of decreasing interest rates. Should bonds in which the High-Yield Bond Portfolio has invested be redeemed or called during such an interest rate environment, the Portfolio would have to sell such securities without reference to their investment merit and reinvest the proceeds received in lower-yielding securities, resulting in a decreased return for investors in the High-Yield Bond Portfolio. In addition, such redemptions or calls may reduce the High-Yield Bond Portfolio's asset base over which the Portfolio's investment expenses may be spread.


  Liquidity and Valuation


     Because of periods of relative illiquidity, many high-yield bonds may be thinly traded. As a result, the Board of Trustees' ability to accurately value high-yield bonds and determine the net asset value of the High-Yield Bond Portfolio, as well as the Portfolio's ability to sell such securities, may be limited. Public perception of and adverse publicity concerning high-yield securities may have a significant negative impact on the value and liquidity of high-yield securities, even though not based on fundamental investment analysis.


DEFENSIVE TACTICS


     Any or all of the Portfolios may at times for defensive purposes, at the determination of the Portfolio Manager, temporarily place all or a portion of their assets in cash, short-term commercial paper (i.e. short-term unsecured promissory notes issued by corporations to finance short-term credit needs), United States Government Securities, high-quality debt securities (including "Eurodollar" and "Yankee Dollar" obligations, i.e., U.S. issuer borrowings payable overseas in U.S. Portfolios and obligations of foreign issuers payable in U.S. Portfolios), non-convertible preferred stocks and obligations of banks when in the judgment of the Portfolio Manager such investments are appropriate in light of economic or market conditions. The International Growth Portfolio may invest in all of the above, both foreign and domestic, including foreign currency, foreign time deposits, and foreign bank acceptances. When a Portfolio takes a defensive position, it may not be following the fundamental investment policy of the Portfolio.


  Tax Considerations


     To the extent that the High-Yield Bond Portfolio invests in securities structured as zero coupon bonds, the Portfolio will be required to report interest income even though no cash interest payment is received until maturity of the bond. Such income will be subject to the distribution requirements applicable to regulated investment companies under the Code even though no cash distribution of such interest is received in the year in which such income is taxed.



                             MANAGEMENT OF THE FUND



     The Fund's Board of Trustees has overall responsibility for the management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of a Massachusetts business trust. In general, such responsibilities are comparable to those of directors of a Massachusetts business corporation. The Board of Trustees of the Fund has undertaken to monitor the Fund for the existence of any material irreconcilable conflict between the interests of variable annuity Contractholders and variable life insurance Contractholders and shall report any such conflict to the boards of MONY and MONY America. The Boards of Directors of those companies have agreed to be responsible for reporting any potential or existing conflicts to the Trustees of the Fund and, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance contracts. The Statement of Additional Information contains information about the Trustees and Officers of the Fund.


INVESTMENT ADVISER AGREEMENT


     Enterprise Capital provides investment advisory and administrative services to the Portfolios, subject to the direction of the Board and in keeping with the stated investment objectives of each Portfolio. Enterprise Capital and the Fund have entered into Portfolio Manager Agreements with each of the Portfolio Managers discussed below.


     Enterprise Capital is assisted in its duty to provide investment supervisory services by Evaluation Associates, Inc. ("EAI"), which has had 26 years of experience in evaluating investment advisers for individuals and institutional investors. The oversight and management services provided by Enterprise Capital include (i) supervising the Portfolio Managers' compliance with state and federal regulations, including the Investment Company Act, (ii) evaluating the Portfolio Managers' performance, (iii) analyzing the composition of the investment Portfolios of each Portfolio of the Fund and preparing reports thereon for the Board or any committee of the board, (iv) evaluating each Portfolio's performance in comparison to similar mutual Portfolios and other market information, (v) conducting searches, upon a request of the Board, for a replacement for any Portfolio Manager then serving the Portfolio, and (vi) preparing presentations to shareholders which analyze the Portfolio's overall investment program and performance.



     Enterprise Capital and the Fund have received an exemptive order from the Securities and Exchange Commission which permits Enterprise Capital, subject to among other things, initial Contractholder authority, to thereafter enter into or amend Portfolio Manager Agreements without obtaining Contractholder approval each time. On April 28, 1997 Contractholders voted affirmatively to give the Fund this ongoing authority. With Board approval, Enterprise Capital is permitted to employ new Portfolio Managers for the Portfolios, change the terms of the Portfolio Managers Agreements or enter into a new Agreement with that Portfolio Manager. Contractholders of a Portfolio continue to have the right to terminate the Portfolio Manager's Agreement for the Fund at any time by a vote of the majority of the outstanding voting securities of the Portfolio. Contractholders will be notified of any Portfolio Manager changes or other material amendments to Portfolio Manager Agreement that occur under these arrangements.



     Enterprise Capital is a subsidiary of MONY, one of the nation's largest insurance companies. Enterprise Capital serves as the investment adviser to The Enterprise Group of Funds, Inc., a registered investment company consisting of 13 separate investment Portfolios with assets of $2.1 billion at March 31, 1998. Enterprise Capital's address is Atlanta Financial Center, 3343 Peachtree Road, Ste. 450, Atlanta, Georgia 30326-1022. MONY's address is 1740 Broadway, New York, New York 10019.



     As part of its operational responsibilities, Enterprise Capital has undertaken to review each of its internal systems and obtain assessments from each service provider, including Portfolio Managers, of Year 2000 issues which could potentially impact services to the Fund. Although at this time, there can be no assurance that there will be no adverse impact on the Fund, Enterprise Capital is unaware of any Year 2000 issues which remain unresolved or have been identified as unresolvable. In addition, Enterprise Capital has established a timetable to periodically re-evaluate systems to ensure that new issues or those which may not previously have been identified are addressed and resolved in an expeditious manner. Enterprise Capital does not anticipate any material expenditures for monitoring Year 2000 issues. Companies or governmental entities in which the Portfolios invest could be affected by the Year 2000 problem, but at this time, Enterprise Capital cannot predict the degree of impact on the Portfolios.



PORTFOLIO MANAGERS



  Equity Portfolio



     The Portfolio Manager of the Equity Portfolio is OpCap Advisors ("OpCap") which is a subsidiary of Oppenheimer Capital, a general partnership. OpCap's address is One World Financial Center, New York, New York 10281. The Portfolio Manager and its affiliates have operated as investment advisers to both mutual Portfolios and other clients since 1968, and had more than $67.6 billion under management as of March 31, 1998. Eileen Rominger, Managing Director of Oppenheimer Capital, is responsible for the day-to-day management of the Portfolio. Ms. Rominger has more than 19 years experience in the investment industry and has served as the day-to-day manager of the Portfolio since its inception in 1989. Usual investment minimum is $20,000,000. The annual management fee is .80% of average daily net assets up to $400,000,000; .75% of average daily net assets from $400,000,000 to $800,000,000; and .70% of average daily net assets in excess of $800,000,000; and the Portfolio Manager receives
 .40% of average daily net assets up to $1,000,000,000; and .30% thereafter.

  Small Company Value Portfolio



     The Portfolio Manager of the Small Company Value Portfolio is Gabelli Asset Management Company ("Gabelli"). Its offices are located at One Corporate Center, Rye, New York 10580. Gabelli is a wholly-owned subsidiary of Gabelli Funds, Inc. Gabelli's predecessor, Gabelli & Company, Inc., was founded in 1977 by Mario J. Gabelli who has served as its Chief Investment Officer since inception. He is responsible for the day-to-day management of the Portfolio and has more than 27 years of experience in the investment industry. As of March 31, 1998, total assets under management for all clients were $7.2 billion. Usual investment minimum is $1,000,000. The management fee is .80% of average daily net assets up to $400,000,000; .75% of average daily net assets from $400,000,000 to $800,000,000; and .70% of average daily net assets in excess of $800,000,000; and the Portfolio Manager receives .40% of average daily net assets up to $1,000,000,000; and .30% thereafter.



  International Growth Portfolio



     The Portfolio Manager of the International Growth Portfolio is Brinson Partners, Inc. ("Brinson"). Brinson is a wholly-owned subsidiary of Swiss Bank Corporation. Brinson's address is 209 South LaSalle Street, Chicago, Illinois 60604. Day-to-day management of this Portfolio is performed by a committee, and no person is primarily responsible for making recommendations to that committee. As of March 31, 1998, Brinson's assets under management for all clients approximated $98 billion. Usual investment minimum: $25 million. The management fee is .85%, and the Portfolio Manager receives .45% for assets under management up to $100,000,000; .35% for assets under management from $100,000,000 to $200,000,000; .325% for assets from $200,000,0000 to $500,000,000; and .25% for assets greater than $500,000,000.



  High-Yield Bond Portfolio



     The Portfolio Manager of the High-Yield Bond Portfolio is Caywood-Scholl Capital Management ("Caywood-Scholl"). This firm was formed in April 1986 and is owned by its employees. The address of Caywood-Scholl is 4350 Executive Drive, Suite 125, San Diego, California 92121. Mr. Caywood, Managing Director and Chief Executive Officer, is responsible for the day-to-day management of the Portfolio and has more than 29 years of investment industry experience. He joined Caywood-Scholl in 1986 as Chief Investment Officer. Caywood-Scholl provides investment advice with respect to high-yield, low grade fixed income instruments. As of March 31, 1998, assets under management for all clients approximated $806.5 million. Usual investment minimum: $1,000,000. The annual management fee is .60% of average daily net assets; and the Portfolio Manager receives .30% for assets up to $100,000,000 and .25% thereafter.



  Managed Portfolio



     The Portfolio Manager of the Managed Portfolio is OpCap Advisors, described in the paragraph referencing the Equity Portfolio. Richard J. Glasebrook II, Managing Director of Oppenheimer Capital, is responsible for the day-to-day management of the Portfolio. He has more than 24 years of investment industry experience and has been responsible for the day-to-day management of the Portfolio since its inception in 1991. The annual management fee is .80% of average daily net assets up to $400,000,000; .75% of average daily net assets from $400,000,000 to $800,000,000; and .70% of average daily net assets in excess of $800,000,000; and the Portfolio Manager receives .40% of average daily net assets up to $1,000,000,000; .30% of average daily net assets from $1,000,000,000 to $2,000,000,000; and .25% thereafter.



  General Portfolio Information



     Under the Investment Adviser Agreement, each Portfolio is responsible for bearing organizational expenses, taxes and governmental fees; brokerage commissions, interest and other expenses incurred in acquiring and disposing of Portfolio securities; trustees fees, out of pocket travel expenses and other expenses for trustees who are not interested persons; legal, Fund accounting and audit expenses; custodian, dividend disbursing and transfer agent fees; and other expenses not expressly assumed by Enterprise Capital under the Investment Adviser Agreement.

     The Statement of Additional Information contains more information about the Investment Adviser Agreement, including a more complete description of the management fee and expense arrangements, exculpation provisions and Portfolio transactions for the Fund.


                        DETERMINATION OF NET ASSET VALUE


     The net asset value per share is calculated separately for each Portfolio. The net asset value of each Portfolio is determined at the close of the trading session ("Close") of the New York Stock Exchange ("NYSE") each day the NYSE is open and on each other day on which there is a sufficient degree of trading in any Portfolio's Portfolio securities affecting materially the value of such securities (if the Portfolio receives a request to redeem its shares that day), by dividing the value of the Portfolio's net assets by the number of shares outstanding. The Fund's Board of Trustees has established procedures to value the Portfolios' securities to determine net asset value; in general, those valuations are based on market value, with special provisions for (i) securities (including restricted securities) not having readily-available market quotations and (ii) short-term debt securities. Further details are in the Statement of Additional Information.


                               PURCHASE OF SHARES


     Investments in the Portfolio may be made by the Variable Accounts. Persons desiring to purchase Contracts funded by any Portfolio or Portfolios of the Fund should read this Prospectus in conjunction with the Prospectus of the Contract(s).



     Shares of each Portfolio of the Fund are offered to the Variable Accounts without sales charge at the respective net asset values of the Portfolios next determined after receipt by the Fund of the purchase payment in the manner set forth above under "Determination of Net Asset Value." Certificates representing shares of the Fund will not be physically issued. Enterprise Fund Distributors, Inc. acts without remuneration from the Fund as the exclusive Distributor of the Fund's shares. The principal executive office of the Distributor is located at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326-1022


                              REDEMPTION OF SHARES


     Shares of any Portfolio of the Fund can be redeemed by the Variable Accounts at any time for cash, at the net asset value next determined after receipt of the redemption request in proper form. The market value of the securities in each of the Portfolios is subject to daily fluctuation and the net asset value of each Portfolio's shares will fluctuate accordingly. The redemption value of the Portfolio's shares may be either more or less than the original cost to the Variable Account. Payment for redeemed shares is ordinarily made within seven days after receipt by the Fund's transfer agent of redemption instructions in proper form. The redemption privilege may be suspended and payment postponed during any period when: (l) the New York Stock Exchange is closed other than for customary weekend or holiday closings or trading thereon is restricted as determined by the Securities and Exchange Commission; (2) an emergency, as defined by the Securities and Exchange Commission exists making trading of Portfolio securities or valuation of net assets not reasonably practicable; (3) the Securities and Exchange Commission has by order permitted such suspension.


                             STATE LAW RESTRICTIONS


     The investments of the MONY America Variable Accounts are subject to the provisions of the New York and Arizona insurance law, respectively, applicable to the investments of life insurance company separate accounts. Although these state law investment restrictions do not apply directly to the Fund, the Portfolios will comply, without the approval of shareholders, with such statutory requirements, as they exist or may be amended.


     Under pertinent provisions of New York law, as they currently exist, the assets of the Variable Accounts of MONY may be invested in any investments (1) permitted by agreement between these Variable Accounts and their Contractholders and (2) acquired in good faith and with that degree of care in acquiring investments that an ordinarily prudent person in a like position would use under similar circumstances. The only agreement with Contractholders pertaining to investments permitted for the Variable Accounts is as described in the prospectuses for the Contracts, namely that the Variable Accounts will invest only in shares of the Portfolio. The investment of the assets of the Fund are subject to the investment objectives, policies and restrictions applicable to the Portfolios, as described in this prospectus (see "Investment Objectives And Policies", "Investment Restrictions", and Statement of Additional Information, "Investment Restrictions").


     The pertinent provisions of Arizona law, as they currently exist, are in summary form as follows:


     The assets of variable accounts established by MONY America may be invested in any investments that are of the kind permitted and that satisfy the qualitative requirements, but without regard to quantitative restrictions. Bonds, debentures, notes, commercial paper and other evidences of indebtedness, and preferred, guaranteed or preference stock must have received an investment grade rating approved by the Director of Insurance. Portfolios may not be invested in foreign banks (other than foreign branches of domestic banks) except that investments may be made in obligations issued, assumed or guaranteed by the International Bank for Reconstruction and Development. Investments not otherwise permitted under Arizona law may be made in an amount not exceeding in the aggregate 10 percent of assets and not exceeding 2 percent of assets as to any one such investment.



     Although compliance with New York and Arizona laws described above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the laws of other states could impose additional restrictions. Accordingly, if any state or other jurisdiction in which the Variable Accounts propose to do business imposes limits applicable to the Variable Accounts, in addition to any imposed by New York and Arizona law, the Portfolio will comply with such further investment limits.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES


     Each Portfolio intends to distribute substantially all of its net investment income and any net realized capital gains. Dividends from net investment income and any distributions of realized capital gains will be paid in additional shares of the Portfolio paying the dividend or making the distribution and credited to the shareholder's account unless the shareholder elects to receive such dividends or distributions in cash.



     Equity, Small Company Value, International Growth and Managed
Portfolios. Dividends from net investment income, if any, on the Equity, Small Company Value, International Growth and Managed Portfolios will be declared and paid at least annually, and any net realized capital gains will be declared and paid at least once per calendar year.



     High-Yield Bond Portfolio. Dividends from investment income are declared and paid quarterly. Distributions of realized net short-term capital gains, if any, and realized long-term capital gains will be declared and paid at least once per calendar year.



     Taxes. Because the Portfolio intends to distribute all of the net investment income and capital gains of each Portfolio and otherwise qualify each Portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that any Portfolio of the Fund will be required to pay any federal income tax on such income and capital gains. Since the Variable Accounts are the shareholders of the Fund, no discussion is presented herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to Contractholders, see the accompanying Prospectus for the Contracts.


                           CALCULATION OF PERFORMANCE


     From time-to-time the performance of one or more of the Portfolios may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each Portfolio reflects the results of that Portfolio of the Fund and recurring charges and deductions borne by or imposed on the Portfolio. As the performance for any Portfolio does not include charges and deductions under the Contracts, comparisons with other Portfolios used in connection with different variable accounts may not be useful. Set forth below for each Portfolio is the manner in which the data contained in such advertisements will be calculated.



     The performance data for these Portfolios will reflect the "yield" and "total return". The "yield" of each of these Portfolios refers to the income generated by an investment in that Portfolio over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the Portfolio. The value of each Portfolio is the average daily number of shares outstanding multiplied by the net asset value per share on the last day of the period. "Total Return" for each of these Portfolios refers to the value a Shareholder would receive on the date indicated if a $1,000 investment had been made the indicated number of years ago. It reflects historical investment results less charges and deductions of the Portfolio.


     In addition, reference in advertisements may be made to various indices, including, without limitation, the Standard & Poor's 500 Stock Index, the Russell 2000 and the Lehman Brothers Corporate/Government Index, and various rankings by independent evaluators such as Morningstar and Lipper Analytical Services, Inc. in order to provide the reader a basis for comparison.

                             ADDITIONAL INFORMATION


     Organization of the Fund. The Fund, under the name of Quest for Value Accumulation Trust, was organized as a Massachusetts business trust on March 2, 1988 and is registered with the Securities and Exchange Commission as an open-end diversified management investment company. The Fund changed its name to the Enterprise Accumulation Trust on September 16, 1994. When issued, shares are fully paid and have no preemptive or conversion rights. The shares of beneficial interest of the Fund, $0.01 par value, are divided into five separate series. The shares of each series are freely-transferable and equal as to earnings, assets and voting privileges with all other shares of that series. There are no conversion, preemptive or other subscription rights. Upon liquidation of the Fund or any Portfolio, shareholders of a Fund are entitled to share pro rata in the net assets of that Portfolio available for distribution to shareholders after all debts and expenses have been paid. The shares do not have cumulative voting rights.



     The Fund's Board of Trustees, whose responsibilities are comparable to those of directors of a Massachusetts corporation, is empowered to issue additional classes of shares, which classes may either be identical except as to dividends or may have separate assets and liabilities; classes having separate assets and liabilities are referred to as "series". The creation of additional series and offering of their shares (the proceeds of which would be invested in separate, independently managed Portfolios with distinct investment objectives, policies and restrictions) would not affect the interests of the current shareholders in the existing Portfolios.



     The assets received by the Fund on the sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each Portfolio, and constitute the assets of such Portfolio. The assets of each Portfolio are required to be segregated on the Portfolio's books of account. The Fund's Board of Trustees has agreed to monitor the Fund transactions and management of each of the Portfolios and to consider and resolve any conflict that may arise. Direct expenses will be allocated to each Portfolio and general expenses of the Portfolio will be prorated by total net assets.



     Under Massachusetts law shareholders could, in certain circumstances, be held personally liable as partners for Fund obligations. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each instrument entered into or executed by the Fund. The Declaration of Trust also provides for indemnification out of the Fund's property for any shareholder held personally liable for any Fund obligation. Thus, the risk of loss to a shareholder from being held personally liable for obligations of the Fund is limited to the unlikely circumstance in which the Portfolio itself would be unable to meet its obligations.



     Voting. For matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. For matters relating to all the Portfolios but affecting the Portfolios differently, separate votes by Portfolio are required. Approval of an Investment Adviser or Portfolio Manager Agreements and a change in Fundamental policies would be regarded as matters requiring separate voting by each Portfolio. To the extent required by law, the Variable Accounts, which are the shareholders of the Portfolio, will vote the shares of the Fund, or any Portfolio of the Fund, held in the Variable Accounts in accordance with instructions from Contractholders, as described under the caption "Voting Rights" in the accompanying Prospectus for the Contracts. Shares for which no instructions are received from Contractholders, as well as shares which Enterprise Capital or its parent, MONY, may own, will be voted in the same proportion as shares for which instructions are received. The Fund does not intend to hold annual meetings of shareholders. However, the Board of Trustees will call special meetings of shareholders for action by shareholder vote as may be requested in writing by holders of 10% or more of the outstanding shares of a Portfolio or as may be required by applicable laws or the Declaration of Trust pursuant to which the Fund has been organized.


                                CONTROL PERSONS


     As of the date of this Prospectus Additional Statement MONY and MONY Life Insurance Company of America ("MONY America"), its wholly-owned subsidiary, through their respective Variable Accounts, own all of the Fund's outstanding shares. The shares held by the Variable Accounts generally will be voted in accordance with instructions of Contractholders. Under certain circumstances, however, MONY and MONY America may disregard voting instructions received from Contractholders. The Fund might nonetheless be deemed to be controlled by MONY and MONY America by virtue of the definitions contained in the 1940 Act although the Fund disclaims such control.



     Custodian and Transfer Agent. The custodian of the assets of the Fund is State Street Bank and Trust Company, P.O. Box 8505, Boston, MA 02266-8505, which also acts as transfer agent and shareholder servicing agent for the Fund.



     Contractholder Inquiries. Inquiries concerning the purchase and sale of shares of the Fund as well as inquiries concerning dividends and account statements should be directed to MONY. Inquiries concerning management and investment policies of the Fund should be directed to Enterprise Capital, 3343 Peachtree Road, Ste. 450, Atlanta, Georgia 30326; or telephone 1-800-432-4320.



     Annual Report. The Fund's latest annual report which includes the Management's Discussion and Analysis, is available upon request and without charge upon written request to MONY, Mail Drop 9-34, 1740 Broadway, New York, N.Y. 10019 or by telephone request (800-487-6669).

                                    APPENDIX

           DESCRIPTION OF COMMERCIAL PAPER AND CORPORATE BOND RATINGS

  Commercial Paper Ratings

     Moody's commercial paper ratings are opinions of the ability of issuers to repay promissory obligations when due. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1 -- Superior Ability for Repayment; Prime 2 -- Strong Ability for Repayment; Prime 3 -- Acceptable Ability for Repayment.

     S & P's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the highest rating, "A", are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2", and "3" to indicate the relative degree of safety. The designation "A-1" indicates that the degree of safety regarding timely payment is either overwhelming or very strong. The "A+" designation is applied to those issues rated "A-1" which possess overwhelming safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

     Fitch's commercial paper ratings represent Fitch's assessment of the issuer's ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from "F-1+" which represents exceptionally strong credit quality to "F-4" which represents weak credit quality.

     Duff's short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings range for Duff 1+ for the highest quality to Duff 5 for the lowest, issuers in default. Issues rated Duff 1+ are regarded as having the highest certainty of timely payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.

     Thomson's BankWatch, Inc. ("TBW") assigns only one Issuer Rating to each company, based upon a qualitative and quantitative analysis of the consolidated financials of an issuer and its subsidiaries. The rating incorporates TBW's opinion of the vulnerability of the company to adverse developments which may impact the marketability of its securities, as well as the issuer's ability to repay principal and interest. Ratings range from "A" for highest quality to "E" for the lowest, companies with very serious problems.

  Bond Ratings


     A bond rated "Aaa" by Moody's is judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is deemed secure. While the various protective elements may change, such foreseeable changes are unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. Margins of protection on "Aa" bonds may not be as large as on "Aaa" securities or fluctuations of protective elements may be of greater magnitude or there may be other elements present which make the long-term risks appear somewhat larger than "Aaa" securities. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds rated "Baa" are considered medium grade obligations whose interest payments and principal security appear adequate for the present but may lack certain protective elements or may be characteristically unreliable over any great length of time. Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category. Bonds rated "Ba" are judged to have speculative elements and bonds rated below "Ba" are speculative to a higher degree.

     Debt rated "AAA" by S & P has the highest rating assigned by it. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a strong capacity to pay interest and repay principal and differs from "AAA" issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated "BB" and below is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.

     Debt rated "AAA", the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Debt rated "AA" is regarded as very high credit quality. The obligor's ability to pay interest and repay principal is very strong. Debt rated "A" is of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings. Debt rated "BBB" is of satisfactory credit quality. The obligor's ability to pay interest and repay principal is adequate; however, a change in economic conditions may adversely affect timely payment. Plus (+) and minus (-) signs are used with a rating symbol (except "AAA") to indicate the relative position within the category.

     Debt rated "AAA", the highest rating by Duff's, is considered to be of the highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt. Debt rated "AA" is regarded as high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time-to-time because of economic conditions. Debt rated "A" is considered to have average but adequate protection factors. Bonds rated "BBB" are considered to have below average protection factors but still sufficient for prudent investment. Bonds rated "BB" and below are below investment grade and possess fluctuating protection factors and risk.

                         ENTERPRISE ACCUMULATION TRUST

                                EQUITY PORTFOLIO

OPCAP ADVISORS
NEW YORK, NEW YORK

     The objective of Enterprise Accumulation Trust Equity Portfolio is to seek long term capital appreciation through investment in a diversified portfolio of equity securities selected on the basis of a value-oriented approach to investing.

     As the stock market rose in 1997, OpCap Advisors maintained an above-average cash position because it became somewhat difficult to find superior companies that were underpriced. As of December 31, 1997, the portfolio's net assets were allocated 82 percent to common stocks and 18 percent to cash and cash equivalents. This cash position provides a resource to purchase quality stocks opportunistically when they become available at favorable prices. The portfolio's large cash position may serve shareholders well if the Asian financial crisis continues to buffet the stock market.

     The portfolio achieved satisfactory results in 1997. OpCap achieved these results by being disciplined in its philosophy of investing in superior companies that have strong competitive positions, generate high cash flow and effectively deploy that cash to benefit shareholders.

     Recently, OpCap established a new position in the common stock of Diageo PLC, a premier global consumer products company. Diageo was formed through the recent merger of two consumer products giants -- Grand Metropolitan and Guinness. The portfolio already owned Grand Metropolitan stock and received Diageo shares in the merger. OpCap then bought additional Diageo shares. The company's well-known brands include Burger King, Pillsbury, Guinness and Dom Perignon, among many others. OpCap liquidated portfolio positions in Warner Lambert and Progressive Group.

     At the end of December, the portfolio's five largest equity positions were ACE Ltd., EXEL Ltd., Lockheed Martin Corp., Caterpillar, Inc., and Wells Fargo & Co. Major industry positions were in insurance, banking, machinery, miscellaneous financial services and transportation.

     A tight U.S. job market and the Asian crisis may approximately offset each other in their impact on the U.S. economy. OpCap does not anticipate inflation will pick up markedly, or that the U.S. will slide into a recession. Whether the stock market indexes may rise or fall in 1998 is a matter of conjecture. There might be a high level of market volatility until these issues sort themselves out, but volatility creates opportunities to buy stocks at favorable prices.

     OpCap continues to invest for the long term in superior businesses that are reasonably valued, especially those which generate a high level of cash throughout the economic cycle. By being disciplined in this value approach, OpCap seeks to control risk and match or exceed its benchmarks regardless of economic or market trends.

                   CHANGE IN VALUE OF A $10,000 INVESTMENT IN
              ENTERPRISE ACCUMULATION TRUST EQUITY PORTFOLIO FROM
                      INCEPTION (8/1/88) THROUGH 12/31/97

           MEASUREMENT PERIOD
         (FISCAL YEAR COVERED)              EQUITY PORTFOLIO*          S&P 500**           LIPPER GROWTH***
8/1/88                                                    10000                  10000                  10000
12/31/88                                                  10190                  10367                  12109
12/31/89                                                  12500                  13652                  15435
12/31/90                                                  12223                  13228                  14600
12/31/91                                                  16038                  17258                  19905
12/31/92                                                  18909                  18573                  21423
12/31/93                                                  20393                  20445                  23990
12/31/94                                                  21182                  20715                  23613
12/31/95                                                  29325                  28500                  31323
12/31/96                                                  36721                  35044                  36798
12/31/97                                                  46179                  46734                  47131

                  * Enterprise performance numbers do not include variable
                    account expenses. Remember that historic performance does not predict future performance. Shares may be worth more or less at redemption than at original purchase.

                 ** The S&P 500 Index is an unmanaged index which includes 500 companies which tend to be leaders in important industries within the U.S. economy and excludes any transaction or holding charges.

                *** Lipper Analytical Services is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

     The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

                                   NUMBER OF SHARES OR
     COMMON STOCKS -- 82.15%        PRINCIPAL AMOUNT            VALUE
      ---------------------------------------------------------------
ADVERTISING -- 1.55%
  Omnicom Group Inc.                        190,000         $      8,051,250
AEROSPACE -- 4.77%
  AlliedSignal Inc.                          91,840                3,576,020
  Boeing Company                             38,657                1,891,777
  Lockheed Martin Corporation               195,000               19,207,500
                                                                 -----------
                                                                  24,675,297
AUTOMOTIVE -- 2.07%
  LucasVarity PLC (ADR)                     307,000               10,706,625
BANKING -- 7.44%
  BankBoston Corporation                    107,000               10,051,313
  Citicorp                                   95,544               12,080,344
  Wells Fargo & Company                      48,362               16,415,876
                                                                 -----------
                                                                  38,547,533
CAPITAL GOODS & SERVICES -- 3.46%
  General Electric Company                   91,088                6,683,582
  Textron Inc.                              180,000               11,250,000
                                                                 -----------
                                                                  17,933,582
CHEMICALS -- 3.43%
  Du Pont (E. I.) de Nemours &
    Company                                 120,000                7,207,500
  Hercules Inc.                             102,202                5,116,488
  Monsanto Company                          130,000                5,460,000
                                                                 -----------
                                                                  17,783,988
COMPUTER HARDWARE -- 0.61%
  Adaptec Inc. (a)                           85,000                3,155,625
CONSUMER NON-DURABLES -- 2.35%
  Avon Products Inc.                        122,756                7,534,149
  Mattel Inc.                               124,875                4,651,594
                                                                 -----------
                                                                  12,185,743
DRUGS & MEDICAL PRODUCTS -- 1.80%
  Becton, Dickinson & Company               186,158                9,307,900
ELECTRICAL EQUIPMENT -- 1.94%
  Avnet Inc.                                152,000               10,032,000
ELECTRONICS -- 0.88%
  Arrow Electronics Inc. (a)                140,924                4,571,222
ENERGY -- 0.43%
  Triton Energy Ltd. (a)                     76,004                2,218,367
FOOD & BEVERAGES & TOBACCO -- 2.20%
  Diageo PLC                                181,000                6,855,375
  Sysco Corporation                         100,000                4,556,250
                                                                 -----------
                                                                  11,411,625
HEALTH CARE -- 2.95%
  Tenet Healthcare Corporation (a)          460,700               15,260,688
HOTELS & RESTAURANTS -- 2.64%
  McDonald's Corporation                    286,000               13,656,500
INSURANCE -- 20.63%
  ACE Ltd.                                  276,000               26,634,000
  AFLAC Inc.                                185,128                9,464,669
  American International Group
    Inc.                                     38,418                4,177,958
  Everest Reinsurance Holdings              175,000                7,218,750
  EXEL Ltd.                                 391,348               24,801,679
  General Re Corporation                     75,000               15,900,000
  Mid Ocean Ltd.                            160,000                8,680,000
  Renaissance Holdings Ltd.                 225,000                9,928,125
                                                                 -----------
                                                                 106,805,181

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT            VALUE
                                   -------------------   -------------------
MACHINERY -- 6.51%
  Caterpillar Inc.                          386,000         $     18,745,125
  Dover Corporation                         280,000               10,115,000
  Tenneco Inc.                              123,000                4,858,500
                                                                 -----------
                                                                  33,718,625
MISC. FINANCIAL SERVICES -- 5.69%
  Countrywide Credit Industries
    Inc.                                    316,088               13,552,273
  Federal Home Loan Mortgage
    Corporation                             379,180               15,901,861
                                                                 -----------
                                                                  29,454,134
PUBLISHING -- 1.08%
  Donnelley R R & Sons Company              150,000                5,587,500
RETAIL -- 2.74%
  May Department Stores Company             269,712               14,210,451
TELECOMMUNICATIONS -- 1.60%
  Sprint Corporation                        141,000                8,266,125
TRANSPORTATION -- 5.38%
  AMR Corporation (a)                        69,000                8,866,500
  Canadian Pacific Ltd.                     270,000                7,357,500
  Carnival Corporation                      210,000               11,628,750
                                                                 -----------
                                                                  27,852,750
                                                                 -----------
TOTAL COMMON STOCKS
(IDENTIFIED COST $287,874,088)                                   425,392,711
COMMERCIAL PAPER -- 15.42%
  Ford Motor Credit Company 5.80%
    due 01/07/98                         20,000,000               19,980,666
  General Motors Acceptance
    Corporation
    5.82% due 01/14/98                   20,000,000               19,957,967
  American Express Credit
    Corporation
    5.63% due 01/13/98                   20,000,000               19,962,467
  IBM Credit Corporation
    5.74% due 01/21/98                   20,000,000               19,936,222
                                                                 -----------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $79,837,322)                                     79,837,322
REPURCHASE AGREEMENT -- 2.76%
  State Street Bank & Trust Repurchase
    Agreement, 5.00% due 01/02/98
    Collateral: U.S. Treasury Note
    $14,555,000, 5.62% due
    11/30/99 Value $14,591,388           14,305,000               14,305,000
                                                                 -----------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $14,305,000)                                     14,305,000
TOTAL INVESTMENTS
(IDENTIFIED COST $382,016,410)                              $    519,535,033
OTHER ASSETS LESS LIABILITIES -- (0.33)%                          (1,731,714)
                                                                 -----------
NET ASSETS 100%                                             $    517,803,319

(a) Non-income producing security

                See accompanying notes to financial statements.

                              SMALL CAP PORTFOLIO

GAMCO INVESTORS, INC.
RYE, NEW YORK

     The objective of Enterprise Accumulation Trust Small Cap Portfolio is to seek capital appreciation through investments in a diversified portfolio consisting primarily of equity securities of companies with market capitalizations of under $1 billion.

     The strong portfolio performance in 1997 was the result of GAMCO's sector bets on cable television and cable television networks, its positioning in niche industrial companies, its focus on corporate restructurings and some good old-fashioned stock picking.

     Cable television stocks, particularly Cablevision Systems (up 210 percent in 1997) went from the doghouse to the penthouse for two reasons: Cash flows exceeded analysts' consensus expectations and cable developed a technology mantra, with Microsoft's Bill Gates committing $1 billion to the proposition that coaxial cable would be the highway of choice for internet transmission to American homes. The cable industry is in great shape except for the political jawboning over cable rates that is likely to take place in an election year like 1998.

     The portfolio's positioning in niche industrial companies also contributed to returns. These companies reflect the new competitive strengths of American industry, the prospect of improving earnings and the likelihood that smaller niche players would be targeted by larger competitors. In 1997, stocks like Goulds Pumps and Brad Ragan were strong performers on takeovers.

     Corporate restructurings helped boost portfolio performance in 1997. The splitting of CTEC Corporation into Commonwealth Telephone, RCN and Cable Michigan and Culbro (up 71 percent) into General Cigar and Griffin Land Resources were good examples of this activity.

     The marketplace is in the early stages of the third great wave of mergers and acquisitions, triggered by General Electric's hostile bid to acquire Kemper in March 1994. The first wave was in the 1960s, with conglomerates buying companies to build diversified empires. The second wave in the 1980s was led by the financial engineers -- leveraged buyout specialists preying on undervalued companies. The current wave is being propelled by strategic corporate buyers looking to extend product lines and distribution systems through the acquisition of companies in related businesses and consolidators, savvy individuals creating operational and financial leverage by consolidating fragmented industries. GAMCO believes this wave may be the strongest of all.

     For the last five years American companies have been able to boost earnings through technology-oriented productivity gains and extensive cost cutting. Progress may continue on these fronts but much of the work has already been done. Limited pricing flexibility in an increasingly global economy may restrain profit margins. Many companies may become increasingly dependent on growth through the acquisition of complementary businesses.

     The portfolio has benefited from several deals throughout the year. In addition to those mentioned above, the portfolio reaped profits on General Host, Black Entertainment Television, International Family Entertainment and Fieldcrest Cannon.

     Looking ahead to 1998, although sensitive to the impact of labor and commodities, inflation likely may remain in check. Barring any synchronized worldwide economic upswing, a relative low probability considering Asian economic weakness, interest rates may be stable. In general, corporate earnings growth may be respectable, in the 7-9 percent range. With expectations high, however, there may be more earnings disappointments in the year ahead. Merger, acquisition and restructuring activity may remain strong. If this scenario unfolds, we may see the market in-line with corporate earnings.

     GAMCO is concerned about several potential problems: The ripple effect on U.S. profits from the currency debacle in Southeast Asia and a potential run on Latin American currencies and economies; an upswing in wage inflation; upward pressure on interest rates; and the potential for a 1999 lame-duck Clinton administration. Last, but certainly not least, the level of the market is a concern. Valuations are high by most measures and the overall equity market does not appear to have a margin of safety.

     GAMCO believes deals may have a favorable impact on many of the portfolio's holdings. With the lower longer term capital gain rate of 20 percent, we believe the owner/managers of many companies in the portfolio may be tempted to monetize their investments. This may be an important source of profits for the portfolio.

                   CHANGE IN VALUE OF A $10,000 INVESTMENT IN
               ENTERPRISE ACCUMULATION TRUST SMALL CAP PORTFOLIO
                    FROM INCEPTION (8/1/88) THROUGH 12/31/97

           MEASUREMENT PERIOD
         (FISCAL YEAR COVERED)             SMALL CAP PORTFOLIO*   RUSSELL 1000 VALUE**     LIPPER GROWTH***
8/1/88                                                    10000                  10000                  10000
12/31/88                                                  10190                  10351                  10022
12/31/89                                                  12060                  12960                  12132
12/31/90                                                  10883                  11912                  10462
12/31/91                                                  16120                  14845                  15539
12/31/92                                                  19584                  16895                  17277
12/31/93                                                  23405                  19955                  20201
12/31/94                                                  23409                  19556                  20104
12/31/95                                                  26284                  27060                  26460
12/31/96                                                  29231                  32915                  30260
12/31/97                                                  42186                  44495                  34814

                 * Enterprise performance numbers do not include variable
                   account expenses. Remember that historic performance does not predict future performance. Shares may be worth more or less at redemption than at original price.

                 ** The Russell 1000 Value Index is an unmanaged index which excludes any transaction or holding charges. The Russell 1000 Value Index replaces the Russell 2000 Index as the broad-based comparison to the Small Cap Portfolio as it more appropriately reflects the securities market in which the portfolio invests. During 1997, an investment in the above hypothetical shareholder account increased $12,955 compared to $6,282 and $11,580 in the Russell 1000 Value Index and Russell 2000 Index, respectively.

                *** Lipper Analytical Services is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

     The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

                                   NUMBER OF SHARES OR
COMMON STOCKS -- 92.70%             PRINCIPAL AMOUNT            VALUE
---------------------------------------------------------------
ADVERTISING -- 0.93%
  Ackerley Inc.                            200,000          $      3,387,500
AEROSPACE -- 8.24%
  Aeroquip Vickers Inc.                     23,000                 1,128,437
  Ametek Aerospace Products Inc.            88,000                 2,376,000
  Coltec Industries Inc. (a)               190,000                 4,405,625
  Curtiss Wright Corporation                90,000                 3,268,125
  Gencorp Inc.                             220,000                 5,500,000
  Moog Inc. (a)                             25,000                   873,438
  Sequa Corporation (Class A)               70,000                 4,554,375
  Sequa Corporation (Class B)               28,000                 2,072,000
  SPS Technologies Inc.                    136,000                 5,933,000
                                                         -------------------
                                                                  30,111,000
APPAREL & TEXTILES -- 0.38%
  Carlyle Inds Inc.                        159,759                   239,639
  Hartmarx Corporation                     150,000                 1,143,750
                                                         -------------------
                                                                   1,383,389
AUTOMOTIVE -- 9.26%
  Clarcor Inc.                             145,000                 4,295,625
  Echlin Inc.                              120,000                 4,342,500
  Federal Mogul Corporation                 50,000                 2,025,000
  Modine Manufacturing Company             225,000                 7,678,125
  Navistar International
    Corporation Inc. (a)                    90,000                 2,233,125
  Scheib Earl Inc.                         225,000                 1,800,000
  Standard Motor Products Inc.             180,000                 4,061,250
  Superior Inds International Inc.          10,000                   268,125
  Transpro Inc.                             10,000                    90,000
  Wynns International Inc.                 220,000                 7,012,500
                                                         -------------------
                                                                  33,806,250
BROADCASTING -- 9.81%
  BET Holdings Inc. (a)                    144,000                 7,866,000
  Chris Craft Industries Inc.              150,000                 7,846,875
  Echostar Communications
    Corporation                             20,000                   335,000
  Gray Communications Systems Inc.          34,500                   905,625
  Gray Communications Systems Inc.
    (Class B)                              100,000                 2,575,000
  GST Telecommunications Inc.              190,000                 2,256,250
  Lin Television Corporation (a)           100,000                 5,450,000
  Paxson Communications
    Corporation                            200,000                 1,475,000
  United International Holdings
    Inc. (a)                                70,000                   805,000
  United Television Inc.                    61,000                 6,336,375
                                                         -------------------
                                                                  35,851,125
CABLE -- 5.72%
  AFC Cable Systems Inc. (a)                17,000                   505,750
  Cable Michigan Inc.                       17,500                   400,312
  Cablevision Systems Corporation
    (a)                                    186,000                17,809,500
  Century Communications
    Corporation                            126,000                 1,228,500
  Mercom Inc.                               56,800                   539,600
  Rogers Communications Inc.                25,000                   121,875
  United Video Satellite Group              10,000                   287,500
                                                         -------------------
                                                                  20,893,037
CAPITAL GOODS & SERVICES -- 0.05%
  AAR Corporation                            5,000                   193,750
CHEMICALS -- 1.18%
  Church & Dwight Inc.                     100,000                 2,806,250
  Lawter International Inc.                140,000                 1,522,500
                                                         -------------------
                                                                   4,328,750
COMPUTER SOFTWARE -- 0.13%
  Software Artistry Inc.                    20,000                   486,250

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT            VALUE
                                   -------------------   -------------------
CONSUMER DURABLES -- 0.80%
  Envirosource Inc. (a)                    450,000          $      1,350,000
  Noel Group                               111,500                   383,281
  Oneida Ltd.                               45,000                 1,200,938
                                                         -------------------
                                                                   2,934,219
CONSUMER SERVICES -- 0.69%
  Berlitz International Inc. (a)            45,000                 1,170,000
  ITT Educational Services Inc.             28,000                   624,750
  Mikasa Inc.                               50,000                   728,125
                                                         -------------------
                                                                   2,522,875
ELECTRICAL EQUIPMENT -- 1.62%
  Corecom Inc.                              85,000                   860,625
  Oak Technology                            15,000                    97,500
  Portec Inc.                               55,000                   797,500
  Thomas Industries Inc.                   210,000                 4,147,500
                                                         -------------------
                                                                   5,903,125
ELECTRONICS -- 0.56%
  CTS Corporation                           64,000                 2,044,000
ENERGY -- 1.46%
  Kaneb Services Inc. (a)                  180,000                   933,750
  USX Delhi Group                          214,000                 4,387,000
                                                         -------------------
                                                                   5,320,750
ENTERTAINMENT & LEISURE -- 8.32%
  Ascent Entertainment Group Inc.          150,000                 1,556,250
  Bull Run Corporation                      70,000                   269,063
  Churchill Downs Inc.                      17,000                   745,875
  Florida Panthers Holdings Inc.            50,000                   862,500
  Gaylord Entertainment Company
    New                                    210,001                 6,706,907
  GC Companies Inc.                         80,000                 3,790,000
  HSN Inc.                                 210,000                10,815,000
  Jackpot Enterprises Inc.                 235,000                 2,658,437
  Spectravision Inc. (Class B)
    (a)(b)                                 274,617                         0
  Ticketmaster Group Inc.                  130,000                 2,990,000
                                                         -------------------
                                                                  30,394,032
FINANCE -- 1.08%
  Pioneer Group Inc.                       140,000                 3,937,500
FOOD & BEVERAGES & TOBACCO -- 3.50%
  Celestial Seasonings Inc. (a)            111,000                 3,496,500
  Chock Full O Nuts Corporation            162,000                 1,134,000
  Eskimo Pie Corporation                    82,000                   943,000
  General Cigar Holdings Inc.
    (Class A) (a)                           10,000                   213,125
  General Cigar Holdings Inc.
    (Class B) (a)                          190,000                 4,049,375
  Tootsie Roll Industries Inc.              47,320                 2,957,500
                                                         -------------------
                                                                  12,793,500
HOTELS & RESTAURANTS -- 1.42%
  Aztar Corporation (a)                    455,000                 2,843,750
  Trump Hotels & Casino Resorts
    Inc.                                   350,000                 2,340,625
                                                         -------------------
                                                                   5,184,375
INSURANCE -- 1.14%
  Danielson Holding Corporation             25,000                   181,250
  Liberty Corporation                       85,000                 3,973,750
                                                         -------------------
                                                                   4,155,000
MACHINERY -- 4.57%
  Ampco Pittsburgh Corporation             110,000                 2,151,875
  Baldwin Technology Company Inc.
    (a)                                    120,000                   600,000
  Banner Aerospace Inc.                     44,500                   492,281
  Commercial Intertech Corporation           5,000                   103,750
  Culligan Water Technologies Inc.           9,000                   452,250
  Daniel Industries Inc.                    30,000                   577,500

                         ENTERPRISE ACCUMULATION TRUST
                       SMALL CAP PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT            VALUE
                                   -------------------   -------------------
  Fairchild Corporation                     65,000          $      1,616,875
  Franklin Electric Inc.                    20,000                 1,285,000
  Hach Company                              20,000                   252,500
  Hach Company (Class A)                    20,000                   187,500
  Idex Corporation                          32,000                 1,116,000
  Katy Industries Inc.                     160,000                 3,260,000
  Kollmorgen Corporation                   124,000                 2,270,750
  Nortek Inc.                               73,000                 1,939,063
  Standex International
    Corporation                             11,000                   387,750
                                                         -------------------
                                                                  16,693,094
MANUFACTURING -- 3.46%
  Cerion Technologies Inc. (a)               5,000                     9,844
  Crane Company                             70,000                 3,036,250
  Fedders Corporation                      350,000                 2,143,750
  Industrial Distribution Group
    Inc.                                    12,000                   188,250
  Oil Dri Corporation of America           120,000                 1,980,000
  Ralcorp Holdings Inc. New                 15,000                   254,062
  Strattec Security Corporation             19,500                   497,250
  Trimas Corporation                       100,000                 3,437,500
  Tyler Corporation (a)                    200,000                 1,100,000
                                                         -------------------
                                                                  12,646,906
METALS & MINING -- 1.81%
  Calmat Company                            55,000                 1,533,125
  Handy & Harman                           115,000                 3,967,500
  Park Ohio Industries Inc.                 20,000                   365,000
  Prime Resources Group Inc.                 8,300                    56,544
  TVX Gold Inc.                            200,000                   675,000
                                                         -------------------
                                                                   6,597,169
MISC. FINANCIAL SERVICES -- 1.39%
  Data Broadcasting Corporation            165,000                   928,125
  Midland Company                           65,700                 4,139,100
                                                         -------------------
                                                                   5,067,225
PAPER PRODUCTS -- 0.72%
  Greif Brothers Corporation                50,000                 1,675,000
  Nashua Corporation                        80,000                   940,000
                                                         -------------------
                                                                   2,615,000
PHARMACEUTICALS -- 1.50%
  Carter Wallace Inc.                      100,000                 1,687,500
  Ivax Corporation                         340,000                 2,295,000
  Twinlab Corporation                       60,000                 1,485,000
                                                         -------------------
                                                                   5,467,500
PRINTING & PUBLISHING -- 3.39%
  Lee Enterprises Inc.                      95,000                 2,808,437
  Media General Inc.                       125,000                 5,226,562
  Meredith Corporation                      45,000                 1,605,938
  Nelson Thomas Inc.                        33,000                   381,563
  Price Communications Corporation          93,750                   802,734
  Pulitzer Publishing Company               25,000                 1,570,313
                                                         -------------------
                                                                  12,395,547
PUBLISHING -- 0.65%
  McClatchy Newspapers Inc.                 67,000                 1,821,562
  Topps Inc.                               250,000                   554,688
                                                         -------------------
                                                                   2,376,250
REAL ESTATE -- 1.54%
  Catellus Development Corporation
    (a)                                    200,000                 4,000,000
  Griffin Land & Nurseries Inc.            105,000                 1,627,500
                                                         -------------------
                                                                   5,627,500
RETAIL -- 4.03%
  Brunos Inc. (a)                          175,000                   360,938
  Burlington Coat Factory
    Warehouse Corporation                  115,000                 1,890,312
  Giant Foods Inc.                         120,000                 4,042,500
                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT            VALUE
                                   -------------------   -------------------
  Lillian Vernon Corporation                80,000          $      1,330,000
  Neiman Marcus Group Inc.                 180,000                 5,445,000
  Phar Mor Inc. (a)                         65,000                   609,375
  Ragan Brad Inc.                           30,000                 1,050,000
                                                         -------------------
                                                                  14,728,125
SECURITY & INVESTIGATION SERVICES -- 2.80%
  Pittway Corporation                       37,200                 2,590,050
  Rollins Inc.                             330,000                 6,703,125
  Wackenhut Corporation                     40,000                   927,500
                                                         -------------------
                                                                  10,220,675
TELECOMMUNICATIONS -- 4.88%
  Aerial Communications Inc.               130,000                   926,250
  Associated Group Inc. (a)                 68,000                 2,014,500
  Atlantic Tele Network Inc.                10,000                   108,750
  Centennial Cellular Corporation
    (a)                                    150,000                 3,075,000
  Commonwealth Telephone
    Enterprises                             53,333                 1,333,325
  Comsat Corporation                       142,000                 3,443,500
  RCN Corporation                           70,000                 2,397,500
  Shared Tech Fairchild Inc.                70,000                 1,023,750
  Telephone & Data Systems Inc.             75,000                 3,492,187
                                                         -------------------
                                                                  17,814,762
TRANSPORTATION -- 2.55%
  GATX Corporation                         110,000                 7,981,875
  Hudson General Corporation                28,000                 1,344,000
                                                         -------------------
                                                                   9,325,875
UTILITIES -- 3.04%
  Citizens Utilities Company
    Delaware                               200,000                 1,925,000
  Tejas Gas Corporation Delaware           150,000                 9,187,500
                                                         -------------------
                                                                  11,112,500
WIRELESS COMMUNICATIONS -- 0.08%
  Teligent Inc.                             12,000                   295,500
                                                         -------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $271,806,848)                                   338,614,055
----------------------------------------------------------------------------
U.S. TREASURY BILLS -- 6.87%
----------------------------------------------------------------------------
  U.S. Treasury Bill
    5.08% due 01/29/98                 $ 5,032,000                 5,012,118
  U.S. Treasury Bill 5.09% due
    01/22/98                             1,000,000                   997,031
  U.S. Treasury Bill 5.10% due
    01/08/98                             4,950,000                 4,945,091
  U.S. Treasury Bill 5.13% due
    01/22/98                             1,527,000                 1,522,430
  U.S. Treasury Bill 5.15% due
    01/29/98                             1,513,000                 1,506,940
  U.S. Treasury Bill 5.18% due
    01/22/98                             5,535,000                 5,518,275
  U.S. Treasury Bill 5.28% due
    01/22/98                             4,642,000                 4,627,703
  U.S. Treasury Bill 5.37% due
    02/19/98                               953,000                   946,034
                                                         -------------------
TOTAL U.S. TREASURY BILLS
(IDENTIFIED COST $25,075,622)                                     25,075,622
----------------------------------------------------------------------------

                         ENTERPRISE ACCUMULATION TRUST
                       SMALL CAP PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

                                   NUMBER OF SHARES OR
REPURCHASE   AGREEMENT -- 2.53%     PRINCIPAL AMOUNT            VALUE
---------------------------------------------------------------
  State Street Bank & Trust
    Repurchase Agreement, 5.00%
    due 01/02/98 Collateral: U.S.
    Treasury Bond $9,410,000,
    5.625%, due 11/30/99 Value
    $9,433,525                         $ 9,245,000          $      9,245,000
                                                         -------------------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $9,245,000)                                       9,245,000
----------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $306,127,470)                                   372,934,677
OTHER ASSETS LESS LIABILITIES -- (2.10)%                          (7,668,856)
                                                         -------------------
NET ASSETS 100%                                             $    365,265,821
===============================================================

(a) Non-income producing security

(b) In bankruptcy

                See accompanying notes to financial statements.

                               MANAGED PORTFOLIO

OPCAP ADVISORS
NEW YORK, NEW YORK

     The objective of Enterprise Accumulation Trust Managed Portfolio is to seek growth of capital over time through investment in a portfolio consisting of common stocks, bond and cash equivalents, the percentages of which will vary based on management's assessments of relative investment values.

     The recent volatility of the U.S. dollar and other currencies, coupled with the Asian financial crisis, has caused some investors to be concerned about the outlook for large U.S. multinational companies. As a result, some of these companies' stocks fared worse in 1997 than those of more purely domestic companies. Such companies owned by the portfolio include McDonald's Corp. and Citicorp.

     At December 31, 1997, portfolio assets were allocated 87 percent to common stocks, 1 percent Treasury notes and bonds and 12 percent to cash and cash equivalents.

     Some of the stocks owned by the portfolio delivered exceptional returns in 1997. Many were in the financial services sector, which in general performed well. They included, among others, Federal Home Loan Mortgage Corp. (Freddie
Mac), a home mortgage company, and ACE Ltd., a Bermuda based provider of excess directors and officers liability insurance. Freddie Mac's stock was up 52 percent in the year, while ACE stock rose more than 60 percent.

     A few other holdings were disappointing. The market price of McDonald's Corp., the fast-food chain, increased only about 5 percent in 1997 and the market price of Boeing Co., the aircraft manufacturer, declined. Boeing's stock suffered when it became apparent the company was experiencing production problems. OpCap expects these problems to last through mid-1998, after which cash flow may accelerate.

     Recently, OpCap established a new position in the common stock of Diageo PLC, a premier global consumer products company. Diageo was formed through the recent merger of two consumer products giants -- Grand Metropolitan and Guinness. The portfolio already owned Grand Metropolitan stock and received Diageo shares in the merger. OpCap then bought additional Diageo shares. The company's well-known brands include Burger King, Pillsbury, Guinness and Dom Perignon, among many others. OpCap also established a new position in Dow Chemical Co., a leading producer of chemicals and plastics. Dow is in the process of divesting its underperforming businesses to concentrate on those businesses with the highest returns and strongest prospects. In addition to its new strategy of focusing on its strengths, Dow is increasing shareholder value by repurchasing shares. OpCap eliminated the portfolio's holdings in Tele-Communications Inc., Union Pacific Corp. and Waste Management, Inc.

     The portfolio's five largest equity positions at December 31 were Wells Fargo, Federal Home Loan Mortgage, Citicorp, Dupont E.I. DeNemours & Co., and Mattel. Major industry positions included the banking sector, miscellaneous financial services, chemicals, insurance and machinery.

     OpCap is a long-term investor in superior businesses that may increase the value of shareholders' capital through all market conditions. The objectives of this strategy are to preserve capital and to generate excellent returns for the portfolio's shareholders. While one may not take lightly the impact of the current economic difficulties in Asia, we believe each of the multinational businesses owned by the portfolio may benefit substantially longer term even if experiencing some short-term weakness. For instance, one of McDonald's biggest challenges in Asia had been the very high cost of store locations in cities. These locations are now "on sale" for roughly half the price in many locations.

     OpCap believes a tight U.S. job market and the Asian crisis may approximately offset each other in their impact on the U.S. economy. It is probable, therefore, that inflation may not pick up markedly, nor may the U.S. slide into a recession. Whether the stock market indexes may rise or fall in 1998 is a matter of conjecture, however, there may be a high level of market volatility until these issues sort themselves out. Volatility creates opportunities to buy stocks at favorable prices.

                   CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                ENTERPRISE ACCUMULATION TRUST MANAGED PORTFOLIO
                    FROM INCEPTION (8/1/88) THROUGH 12/31/97

           MEASUREMENT PERIOD
         (FISCAL YEAR COVERED)              MANAGED PORTFOLIO*         S&P 500**           LIPPER GROWTH***
8/1/88                                                    10000                  10000                  10000
12/31/88                                                  10440                  10367                  10236
12/31/89                                                  13836                  13652                  12007
12/31/90                                                  13336                  13228                  12113
12/31/91                                                  19468                  17258                  15377
12/31/92                                                  23098                  18573                  16249
12/31/93                                                  25498                  20445                  18318
12/31/94                                                  26152                  20715                  17828
12/31/95                                                  38416                  20500                  22034
12/31/96                                                  47433                  35044                  25130
12/31/97                                                  59054                  46734                  29847

                 * Enterprise performance numbers do not include variable
                   account expenses. Remember that historic performance does not predict future performance. Shares may be worth more or less at redemption than at original purchase.

                ** The S&P 500 Index is an unmanaged index which includes 500 companies which tend to be leaders in important industries within the U.S. economy and excludes any transaction or holding charges.

               *** Lipper Analytical Services is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

     The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

                                 NUMBER OF SHARES OR
    COMMON STOCKS -- 86.27%       PRINCIPAL AMOUNT            VALUE
     ---------------------------------------------------------------
AEROSPACE -- 4.33%
  Boeing Company                       2,100,000         $     102,768,750
  Loral Space &
    Communications (a)                   600,000                12,862,500
                                                       -------------------
                                                               115,631,250
BANKING -- 15.65%
  BankBoston Corporation               1,000,000                93,937,500
  Citicorp                             1,000,000               126,437,500
  First Empire State Corporation         104,500                48,592,500
  Wells Fargo & Company                  440,000               149,352,500
                                                       -------------------
                                                               418,320,000
CHEMICALS -- 9.94%
  Dow Chemical Company                   550,000                55,825,000
  Du Pont (E. I.) de Nemours
    & Company                          2,050,000               123,128,125
  Hercules Inc.                          700,000                35,043,750
  Monsanto Company                     1,103,000                46,326,000
  Solutia Inc.                           200,000                 5,337,500
                                                       -------------------
                                                               265,660,375
COMPUTER SOFTWARE -- 1.19%
  Computer Associates
    International Inc.                   600,000                31,725,000
CONSUMER NON-DURABLES -- 4.28%
  Mattel Inc.                          3,075,000               114,543,750
CONSUMER PRODUCTS -- 1.03%
  Nike Inc.                              700,000                27,475,000
DRUGS & MEDICAL
  PRODUCTS -- 2.66%
  Becton, Dickinson & Company          1,425,000                71,250,000
ELECTRICAL EQUIPMENT -- 0.38%
  Varian Associates Inc.                 200,000                10,112,500
ELECTRONICS -- 0.40%
  Unitrode Corporation (a)               500,000                10,750,000
ENERGY -- 0.55%
  Triton Energy Ltd. (a)                 500,000                14,593,750
FINANCE -- 2.00%
  American Express Company               600,000                53,550,000
FOOD & BEVERAGES & TOBACCO -- 2.97%
  Diageo PLC                           2,100,000                79,537,500
HOTELS & RESTAURANTS -- 4.11%
  McDonald's Corporation               2,300,000               109,825,000
INSURANCE -- 7.59%
  ACE Ltd.                               700,000                67,550,000
  EXEL Ltd.                            1,800,000               114,075,000
  Transamerica Corporation               200,000                21,300,000
                                                       -------------------
                                                               202,925,000
MACHINERY -- 5.78%
  Caterpillar Inc.                     1,800,000                87,412,500
  Tenneco Inc.                         1,700,000                67,150,000
                                                       -------------------
                                                               154,562,500
MISC. FINANCIAL
  SERVICES -- 10.11%
  Countrywide Credit
    Industries Inc.                      800,000                34,300,000
  Federal Home Loan Mortgage
    Corporation                        3,450,000               144,684,375
  Federal National Mortgage
    Association                        1,600,000                91,300,000
                                                       -------------------
                                                               270,284,375
PAPER & FOREST PRODUCTS -- 2.42%
  Champion International
    Corporation                        1,425,000                64,570,313

                                 NUMBER OF SHARES OR
                                  PRINCIPAL AMOUNT            VALUE
                                 -------------------   -------------------
PRINTING & PUBLISHING -- 2.55%
  Time Warner Inc.                     1,100,000         $      68,200,000
REAL ESTATE -- 1.96%
  Security Capital Group Inc.
    (Class A)(a)                          33,156                52,385,902
TECHNOLOGY -- 3.19%
  Intel Corporation                      400,000                28,100,000
  National Semiconductor
    Corporation (a)                    2,200,000                57,062,500
                                                       -------------------
                                                                85,162,500
TELECOMMUNICATIONS -- 3.18%
  Tele-Communications Inc. New         3,000,000                84,937,500
                                                       -------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $1,497,257,680)                             2,306,002,215
--------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS -- 0.01%
--------------------------------------------------------------------------
RETAIL -- 0.01%
  Venture Stores                          32,922                   358,027
                                                       -------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
(IDENTIFIED COST $1,566,100)                                       358,027
--------------------------------------------------------------------------

COMMERCIAL PAPER -- 11.52%
--------------------------------------------------------------------------
  Ameritech Corporation, 5.89%
    due 02/04/98                     $30,000,000                29,833,117
  Banc One Corporation, 5.85%
    due 01/05/98                      34,167,000                34,144,791
  Deere (John) Capital
    Corporation
    5.55% due 02/09/98                30,000,000                29,819,625
  Deere (John) Capital
    Corporation
    5.70% due 02/09/98                25,000,000                24,845,625
  General Electric Capital
    Corporation,
    5.75% due 02/02/98                50,000,000                49,744,444
  Merrill Lynch & Company Inc.
    5.79% due 01/29/98                40,000,000                39,819,867
  Ford Motor Credit Company
    5.72% due 01/29/98                50,000,000                49,777,555
  Ford Motor Credit Company
    5.75% due 01/12/98                50,000,000                49,912,153
                                                       -------------------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $307,897,177)                                 307,897,177
--------------------------------------------------------------------------

U.S. TREASURY BONDS -- 0.36%
--------------------------------------------------------------------------
  U.S. Treasury Bond
    6.25% due 08/15/23                 9,300,000                 9,571,002
                                                       -------------------
TOTAL U.S. TREASURY BONDS
(IDENTIFIED COST $8,682,639)                                     9,571,002
--------------------------------------------------------------------------

U.S. TREASURY NOTES -- 0.47%
--------------------------------------------------------------------------
  U.S. Treasury Note
    7.875% due 04/15/98                8,370,000                 8,429,092
  U.S. Treasury Note
    7.875% due 08/15/01                3,952,500                 4,224,353
                                                       -------------------
TOTAL U.S. TREASURY NOTES
(IDENTIFIED COST $12,357,711)                                   12,653,445
--------------------------------------------------------------------------

                         ENTERPRISE ACCUMULATION TRUST
                        MANAGED PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

     SHORT TERM GOVERNMENT       NUMBER OF SHARES OR
      SECURITIES -- 0.24%         PRINCIPAL AMOUNT            VALUE
     ---------------------------------------------------------------
  Federal Home Loan Bank
    Consolidated Discount Note,
    5.75% due 01/02/98               $ 6,300,000         $       6,298,994
                                                       -------------------
TOTAL SHORT TERM GOVERNMENT SECURITIES
(IDENTIFIED COST $6,298,994)                                     6,298,994
--------------------------------------------------------------------------
  State Street Bank & Trust
    Repurchase Agreement,
    5.00% due 01/02/98
    Collateral: U.S. Treasury
    Note $18,025,000,
    5.625% due 10/31/99
    Value $18,159,232                $17,800,000                17,800,000
                                                       -------------------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $17,800,000)                                   17,800,000
--------------------------------------------------------------------------
           REPURCHASE            NUMBER OF SHARES OR
      AGREEMENTS -- 0.67%         PRINCIPAL AMOUNT            VALUE
     ---------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $1,851,860,301)                         $   2,660,580,860
OTHER ASSETS LESS LIABILITIES -- 0.46%                          12,351,186
                                                       -------------------
NET ASSETS 100%                                          $   2,672,932,046
===============================================================

(a)  Non-income Producing

                See accompanying notes to financial statements.

                         INTERNATIONAL GROWTH PORTFOLIO

BRINSON PARTNERS, INC.
CHICAGO, ILLINOIS

     The objective of Enterprise Accumulation Trust International Growth Portfolio is to seek capital appreciation, primarily through a diversified portfolio of non-U.S. equity securities.

     For the year ended December 31, 1997, the portfolio showed a slight gain. Currency allocation and security selection added value, which was partially offset by market selection. Within markets, the 5 percent allocation to cash detracted from results as most markets outside of the Pacific region registered strong double-digit returns. The underweight in Switzerland also detracted but the portfolio's underweight to the turbulent Pacific region added value. The overweight of the U.S. dollar and underweight in the Japanese yen and core European currencies contributed to the positive results. Within Japan, the underweight position in the poorly performing banks and financial sectors and the emphasis on blue-chip exporters, pharmaceuticals, electricals, and insurance companies added value.

     Continental European markets were strong performers during the course of the first 10 months, despite reacting negatively in October to the banking and currency crisis in Asia, as investors began to incorporate the anticipated negative consequences of a slowdown in this region's overall demand. Commodity and basic industry companies, luxury goods and spirits manufacturers, as well as companies engaged in infrastructure, construction and commodity goods projects and multinational banks were particularly vulnerable. Despite this, over the full year, European markets registered high double-digit returns, reflecting an environment of benign inflation, low interest rates, improving growth and ongoing company restructuring.

     In January 1997, the portfolio held underweights in the four relevant Southeast Asia countries: Japan, Hong Kong, Malaysia and Singapore. Brinson Partners gradually increased exposure to Malaysia and Singapore to a modest overweight, using defensive issues as the market declines there offered attractive opportunities to gain superior long-term returns. Conversely, in recognition of a number of vulnerabilities in the Japanese economy, Brinson reduced exposure there in July and again in early December to the current level of a 6 percent underweight. Furthermore, the manager reinstated a partial hedge on the yen in October which has proven beneficial. The portfolio has been substantially underweight in Japanese banks for a sustained period as they sorted through their property loan problems of the early '90s and Brinson further cut that position by selling Sumitomo Trust and Sanwa Bank in November. The portfolio remains underweight in Hong Kong equities and has fully hedged the currency exposure.

     The Japanese equity market represents the largest underweight in the portfolio. In the other developed markets, Brinson continues to emphasize New Zealand and Australia, Germany, Belgium and the United Kingdom. The portfolio is neutrally positioned in Finland and Spain, and invested but quite underweight in Hong Kong, Switzerland, the Netherlands, Canada and France. Brinson also recently established a position in Sweden, which ranks reasonably in relative attractiveness. The portfolio continues to maintain a 5 percent strategic cash position reflecting Brinson's view that non-U.S. equity markets are expensive.

     In addition to the currency underweights in the Japanese yen and the Hong Kong dollar, the portfolio maintains an underweight exposure to the overvalued U.K. pound. These underweights are primarily hedged into the U.S. dollar. The New Zealand dollar is modestly attractive and represents a small overweight position. This overweight is the result of allowing the currency to mirror the overweight market allocation.

     The portfolio continues to undergo restructuring in order to reduce its overall level of risk and in particular, to minimize its exposure to economically sensitive sectors such as steel. Brinson, however, is finding attractive valuations in U.K. food manufacturers. They are undergoing extensive restructuring in the form of cost cutting, personnel reductions and plant modernizations. Within Japan, the portfolio continues to maintain its underweight to Japanese banks and overweight to the Japanese electronic industry. The thrust of Brinson's strategy in Asia (ex-Japan) is to underweight interest rate and economically sensitive stocks, such as banking, property and construction. In addition, highly leveraged stocks and stocks with foreign currency debt have been underweighted. Brinson emphasizes securities with defensive earnings, such as utilities, consumer non-durables and export carriers which are less exposed to weakening domestic economies.

     As with all international growth funds, Enterprise Accumulation Trust International Growth Portfolio carries additional risks associated with possibly less stable foreign securities and currencies, lack of uniform accounting standards and political instability.

                   CHANGE IN VALUE OF A $10,000 INVESTMENT IN
          ENTERPRISE ACCUMULATION TRUST INTERNATIONAL GROWTH PORTFOLIO
                   FROM INCEPTION (11/30/94) THROUGH 12/31/97

           MEASUREMENT PERIOD                 INTERNATIONAL
         (FISCAL YEAR COVERED)                  PORTFOLIO*               EAFE**            LIPPER GROWTH***
11/30/94                                                  10000                  10000                  10000
12/31/94                                                  10040                  10063                   9867
12/31/95                                                  11510                  11191                  10855
12/31/96                                                  12967                  11868                  12422
12/31/97                                                  13648                  12079                  13325

                 * Enterprise performance numbers does not include variable account expenses. Remember that historic performance does not predict future performance. Shares may be worth more or less at redemption than at original purchase.

                ** The EAFE Index is an unmanaged index which excludes
                   transaction or holding charges.

               *** Lipper Analytical Services is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

     The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                         INTERNATIONAL GROWTH PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

                                    NUMBER OF SHARES OR
      COMMON STOCKS -- 93.10%        PRINCIPAL AMOUNT            VALUE
       ---------------------------------------------------------------
AUSTRALIA -- 4.65%
  Amcor Ltd.                                 18,500           $        81,387
  Boral Ltd.                                 46,400                   117,336
  Brambles Industries Ltd.                    8,000                   158,766
  Broken Hill Proprietary                    56,900                   528,455
  Coca Cola Amatil                            9,000                    67,257
  CSR Ltd.                                   33,000                   111,840
  David Jones Ltd.                          117,000                   131,921
  Lend Lease Corporation                      8,205                   160,428
  Mayne Nickless Ltd.                        16,000                    84,571
  Mim Holdings Ltd.                          56,709                    34,743
  National Australia Bank                    39,000                   544,713
  News Corporation                           84,254                   465,109
  Pacific Dunlop Ltd.                        54,000                   114,382
  Qantas Airways Ltd.                        57,590                   101,943
  Rio Tinto Ltd.                             20,763                   242,268
  Santos Ltd.                                13,000                    53,548
  Telstra Corporation                        20,000                    42,233
  Westpac Bank Corporation                   62,000                   396,650
  WMC Ltd.                                   37,000                   129,014
  Woolworths Ltd.                            20,000                    66,870
                                                                  -----------
                                                                    3,633,434
BELGIUM -- 3.51%
  Bruxelles Lambert Groupe                    1,050                   151,899
  Delhaize Le Lion                            5,200                   263,852
  Electrabel                                  2,070                   478,797
  Fortis AG                                   1,828                   381,378
  Fortis AG (Rts)(a)                            128                        17
  Generale De Banque                            500                   217,606
  Generale De Banque                            300                       769
  Kredietbank                                   620                   260,209
  Kredietbank(Vvpr)                              13                     5,456
  Petrofina SA                                  900                   332,177
  Society General De Belgique                 1,500                   137,243
  Solvay                                      3,100                   194,947
  Tractebel CAP                               2,500                   217,943
  Union Miniere(a)                            1,423                    98,705
                                                                  -----------
                                                                    2,740,998
CANADA -- 3.32%
  Agrium Inc                                  6,200                    74,840
  Alcan Aluminum Ltd.                         4,900                   135,097
  Bank Montreal                               3,600                   159,589
  Barrick Gold Corporation                    3,000                    55,946
  Canadian National Railway Company           3,400                   160,120
  Canadian Pacific Ltd.                      11,300                   304,433
  Hudsons Bay Company                         3,900                    86,921
  Imasco Ltd.                                 1,700                    60,670
  Imperial Oil Ltd.                           4,000                   257,514
  Magna International Inc.                    1,200                    75,575
  Moore Corporation Ltd.                      3,600                    55,295
  Newbridge Networks Corporation(a)           1,500                    52,535
  Noranda Inc.                                5,100                    87,793
  Northern Telecom Ltd.                         900                    80,078
  Nova Corporation Alberta                   13,100                   124,670
  Potash Corp Saskatchewan Inc.               1,400                   116,581
  Royal Bank Canada Montreal                  4,600                   243,350
  Seagram Ltd.                                2,800                    90,620
  Telus Corporation                           6,600                   145,481
  Transcanada Pipelines Ltd.                  6,900                   154,025
  Westcoast Energy Inc.                       3,200                    74,231
                                                                  -----------
                                                                    2,595,364

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT            VALUE
                                    -------------------   -------------------
FINLAND -- 0.73%
  Cultor Oyj                                    700           $        38,012
  Merita A Ltd.                              12,900                    70,524
  Metsa Serla Oy                              3,300                    25,729
  Nokia (AB) Oy                               3,700                   262,688
  Outokumpu Oy                                2,600                    31,719
  Pohjola                                       500                    18,529
  Rauma Oy                                      111                     1,731
  Sampo Insurance A                           1,200                    38,966
  Upm Kymmene Oy                              4,000                    79,986
                                                                  -----------
                                                                      567,884
FRANCE -- 5.18%
  Accor                                         724                   134,611
  Alcatel Alsthom                             1,476                   187,611
  Axa Uap                                     2,620                   202,731
  Axa Uap Cvg                                 2,120                     2,078
  Banque National Paris A                     2,800                   148,828
  Cie Bancaire SA                               260                    42,120
  Cie De St Gobain                            1,522                   216,218
  Cie Fin Paribas                             1,500                   130,348
  CSF Thomson                                 3,900                   122,926
  Dexia France                                1,259                   145,804
  Eaux Cie General (Wts) (a)                  2,369                     1,610
  Elf Aquitaine                               2,020                   234,942
  France Telecom                              5,700                   206,747
  Generale Des Eaux                           1,669                   232,942
  Groupe Danone                                 600                   107,170
  Lafarge Coppee SA                           1,300                    85,299
  Lagardere                                   3,700                   122,339
  Michelin                                    2,965                   149,272
  Pechiney                                    3,216                   126,962
  Peugeot SA                                  1,625                   204,931
  Pinault Printemps Redo                        400                   213,409
  Rhone Poulenc Ord A                         4,516                   202,295
  Seita                                       4,800                   172,269
  Soc Generale                                1,515                   206,414
  Suez Lyonnaise Des Eaux                     1,774                   196,309
  Total Company                               1,827                   198,834
  Usinor                                      3,700                    53,424
                                                                  -----------
                                                                    4,048,443
GERMANY -- 9.66%
  Allianz AG                                  3,150                   815,976
  BASF AG                                     4,200                   148,837
  Bayer AG                                   11,400                   425,848
  Bayer Motoren Werken                          400                   299,063
  Commerzbank AG                              9,550                   375,853
  Continental Ag                              8,650                   190,892
  Daimler Benz AG                             4,350                   305,161
  Deutsche Bank AG                            8,900                   628,311
  Deutsche Telekom                           31,200                   587,076
  Hochtief AG                                 3,000                   118,402
  Hoechst AG                                  3,800                   133,078
  Man AG                                        500                   144,807
  Mannesmann AG                                 720                   363,812
  Metro AG                                    6,072                   217,707
  Munchener Ruckvers                          1,550                   584,174
  Preussag AG                                   900                   274,660
  Rheim-West Elektr AG                        6,450                   345,994
  Schering AG                                 3,650                   352,025
  Siemens AG                                  7,000                   414,408
  Veba AG                                     7,550                   514,119
  Volkswagen AG                                 550                   309,403
                                                                  -----------
                                                                    7,549,606

                         ENTERPRISE ACCUMULATION TRUST
                 INTERNATIONAL GROWTH PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT            VALUE
                                    -------------------   -------------------
HONG KONG -- 1.02%
  Cheung Kong Holdings                       21,000           $       137,534
  Citic Pacific Limited                      11,000                    43,722
  CLP Holdings                               12,000                    66,589
  Hang Seng Bank                              9,000                    86,818
  Hong Kong & China Gas                      52,000                   100,658
  Hong Kong Telecommunications               53,600                   110,327
  Hutchison Whampoa                          24,000                   150,523
  Sun Hung Kai Properties                    10,000                    69,686
  Swire Pacific                               6,000                    32,907
                                                                  -----------
                                                                      798,764
IRELAND -- 0.28%
  Smurfit (Jefferson) Group                  78,000                   216,514
ITALY -- 4.01%
  Assic Generali                             12,670                   311,199
  Banca Commerciale Italiana                 33,000                   114,726
  Credito Italiano                           63,000                   194,271
  Danieli Di Risp                            19,000                    68,310
  Edison SPA                                 16,000                    96,778
  Eni ADS                                     3,300                   188,306
  Eni Ord                                    51,000                   289,163
  IMI                                        16,900                   200,622
  INA                                        61,000                   123,621
  Mediobanca SPA                              7,000                    54,963
  Montedison SPA                            214,580                   192,746
  Rinascente LA                              19,800                   147,744
  Rinascente (Wts) (a)                          400                       484
  Rinascente Savings Risp                    18,000                    67,157
  SAI Di Risp                                20,000                    88,185
  Soc Italiano                               23,500                    96,976
  Telecom Italia Mobile                      41,000                   189,240
  Telecom Italia Mobile Di Risp             100,000                   284,341
  Telecom Italia Spa                         17,775                   113,543
  Telecom Italia Spa Risp                    71,500                   315,263
                                                                  -----------
                                                                    3,137,638
JAPAN -- 18.73%
  Amada Company                              31,000                   115,149
  Asahi Glass Company                        20,000                    94,968
  Bank of Tokyo/Mitsubishi                   28,000                   386,000
  Canon Inc.                                 25,000                   582,063
  Canon Sales                                10,000                   114,115
  Citizen Watch Company                      29,000                   194,340
  Dai Nippon Printng                         28,000                   525,389
  Daiichi Pharmaceutical                     25,000                   281,458
  Daikin Kogyo                               31,000                   116,811
  Daiwa House Industries Co.                 16,000                    84,552
  Denso Corporation                          17,000                   305,966
  Fanuc Co.                                  12,800                   484,277
  Fujitsu                                    18,000                   193,000
  Hitachi                                    61,000                   434,480
  Honda Motor Company                        10,000                   366,853
  Hoya Corporation                            4,000                   125,603
  Inax Corporation                           22,000                    63,859
  Ito Yokado Company                         12,000                   611,166
  Kaneka Corporation                         31,000                   139,841
  Keio Teito Electric Rail                   35,000                   133,760
  Kintetsu                                   36,000                   192,173
  Kirin Brewery Company                      36,000                   261,929
  Kokuyo Company                             10,000                   172,321
  Kuraray Company Ltd.                       37,000                   306,043
  Kyocera Corporation                         4,100                   185,893
  Marui Company                              16,000                   248,755
  Matsushita Electric Ind                    46,000                   672,896
  Mitsubishi Paper                           39,000                    54,660
  NGK Insulators                             50,000                   444,206
  Nintendo                                    3,100                   303,898
  Nippon Meat Packer                         20,000                   272,651
                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT            VALUE
                                    -------------------   -------------------
  Nippon Steel Corporation                   25,000           $        36,953
  Okumura                                    36,000                    85,471
  Osaka Gas Corporation                      59,000                   134,656
  Sankyo Pharmaceutical Company              22,000                   497,051
  Secom Company                               7,000                   447,117
  Seino Transport                            21,000                   104,702
  Sekisui House                              48,000                   308,432
  Sony Corporation                            6,700                   595,236
  Sumitomo Bank                              33,000                   376,580
  Sumitomo Chemical Industries               36,000                    82,714
  Sumitomo Electric Industries               25,000                   340,813
  Takeda Chemical Industries                 19,000                   541,319
  TDK Corporation                             5,000                   376,809
  Tokio Marine & Fire                        28,000                   317,378
  Tokyo Electric Power                        7,900                   143,999
  Tokyo Steel Manufacturing                  16,000                    54,040
  Tonen Corporation                          22,000                   118,618
  Toray Industries Inc.                     110,000                   492,839
  Toshiba Corporation                        72,000                   299,426
  Toyo Suisan Kaisha                         18,000                   124,623
  Toyota Motor Corporation                   19,000                   544,229
  Yamazaki Baking Company                    15,000                   145,899
                                                                  -----------
                                                                   14,637,979
MALAYSIA -- 1.59%
  Hume Industries Berhad                     30,000                    31,469
  Kuala Lumpur Kepong                        65,000                   139,542
  Land & General Holdings                    62,000                    11,477
  Malayan Banking Berhad                     30,000                    87,158
  Malaysia International Shipping            26,000                    38,103
  Nestle Malaysia Berhad                     16,000                    74,045
  New Straits Times Press                    33,000                    40,895
  Perusahaan Otomobl                         19,000                    18,563
  Petronas Gas Berha                         30,000                    68,261
  Public Bank Berhad Foreign                 24,000                     8,268
  Public Bank Berhad Local                   31,000                     9,644
  Public Bank FGN (Rts)                       4,800                         0
  Resorts World Berhad                       27,000                    45,469
  Rothmans of Pall Mall                      17,000                   132,215
  Sime Darby Berhad                          93,000                    89,425
  Telekom Malaysia                           67,500                   199,576
  Tenaga Nasional                            80,000                   170,716
  UMW Holdings Berhad                        10,000                     7,585
  United Engineers (Malay)                   22,000                    18,326
  YTL Corporation Berhad                     36,000                    48,592
  YTL Power International                       800                       615
                                                                  -----------
                                                                    1,239,944
NETHERLANDS -- 4.55%
  ABN Amro Holdings NV                       14,709                   286,541
  Akzo Nobel NV                                 550                    94,829
  Elsevier NV                                17,200                   278,234
  Heineken NV                                 1,300                   226,321
  Hoogovens & Staalf                          1,562                    64,016
  Ing NTFL                                    8,515                   358,632
  KLM                                         2,834                   104,826
  Kon Ptt Nederland                           8,824                   368,165
  Philips Electronics                         4,500                   269,869
  Royal Dutch Petroleum                      20,100                 1,103,312
  Unilever NV Cva                             6,480                   399,477
                                                                  -----------
                                                                    3,554,222
NEW ZEALAND -- 3.23%
  Brierley Investment NPV                   519,000                   370,670
  Carter Holt Harvey NPV                    179,000                   276,471
  Fletcher Challenge Building
    Division NPV                             58,250                   119,057
  Fletcher Challenge Energy
    Division NPV                             63,250                   221,458

                         ENTERPRISE ACCUMULATION TRUST
                 INTERNATIONAL GROWTH PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT            VALUE
                                    -------------------   -------------------
  Fletcher Challenge Forest
    Division NPV                            123,958           $       102,926
  Fletcher Challenge Paper Division
    NPV                                     117,500                   153,509
  Lion Nathan Limited                        37,000                    82,928
  Telecom Corporation of New
    Zealand                                 231,000                 1,119,987
  Telecom Corporation of New
    Zealand (ADR)                             2,000                    77,500
                                                                  -----------
                                                                    2,524,506
SINGAPORE -- 1.85%
  City Developments                          17,000                    78,671
  DBS Lands                                  38,000                    58,167
  Elec & Eltek International                  4,400                    20,152
  Foreign Reg Bank Singapore                 17,000                   145,239
  Fraser & Neave                              7,000                    30,317
  Hotel Properties                           61,000                    39,810
  Keppel Corporation                         20,000                    57,431
  Keppel Land Ltd.                           21,000                    28,905
  Natsteel Ltd.                              13,000                    17,585
  Overseas Chinese Bank                      29,600                   172,103
  Singapore Airlines                         31,000                   202,314
  Singapore Press Holdings                    7,000                    87,630
  Singapore Telecom                         145,000                   270,128
  United Overseas Bank                       33,000                   183,061
  Venture Manufacturing                       9,000                    25,096
  Wing Tai Holdings                          22,000                    25,714
                                                                  -----------
                                                                    1,442,323
SPAIN -- 2.52%
  Acerinox SA                                   200                    29,629
  Banco Bilbao Vizcaya                        6,800                   220,046
  Banco Central Hispanoamericano              5,940                   144,650
  Banco Popular Esp                           1,920                   134,217
  Banco Santander                             5,400                   180,414
  Corp Mapfre Sa                              2,400                    63,643
  Empresa Nac Electricid                     12,900                   229,042
  Formento di Const Y Contra                  2,800                   106,597
  Gas Natural Sdg                             2,500                   129,636
  Iberdrola SA                               13,800                   181,615
  Repsol SA                                   2,900                   123,728
  Repsol SA (ADR)                             1,000                    42,562
  Tabacalera SA                                 300                    24,319
  Telefonica De Espana                        8,700                   248,408
  Vallehermoso SA                             1,600                    49,045
  Viscofan Envoltura                          2,600                    65,277
                                                                  -----------
                                                                    1,972,828
SWEDEN -- 1.61%
  Abb Ab                                      5,700                    67,482
  Astra Ab                                   13,200                   228,592
  Electrolux Ab                                 900                    62,457
  Ericsson Lm Tel                             4,600                   172,937
  Hennes And Mauritz                          3,100                   136,652
  Nordbanken Holding                         30,400                   171,912
  Securitas Ab                                1,900                    57,431
  Skanska Ab                                  1,700                    69,692
  Svenska Handelsbanken                       2,700                    93,345
  Swedish Match                              21,000                    70,089
  Volvo Ab                                    4,900                   131,450
                                                                  -----------
                                                                    1,262,039
SWITZERLAND -- 4.74%
  Abb Ag Series A                                70                    87,907
  Credit Suisse Group                         2,361                   365,170
  Holderbk Fn Glarus                            123                   100,339
  Nestle SA                                     290                   434,444
  Novartis AG                                   591                   958,575
                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT            VALUE
                                    -------------------   -------------------
  Roche Holdings AG                              67           $       665,094
  Sairgroup (a)                                  75                   102,655
  Schw Ruckversicher                            168                   314,109
  Sulzer Ag                                     128                    81,117
  Swiss Life                                    163                   127,950
  UBS                                           172                   248,607
  Zurich Versicharung                           463                   220,537
                                                                  -----------
                                                                    3,706,504
UNITED KINGDOM -- 21.92%
  Abbey National                             19,000                   342,034
  Barclays PLC                               11,000                   292,836
  Bass                                       11,500                   178,884
  BAT Industries                             92,200                   840,787
  BG                                         97,470                   438,659
  BG (B Shares)                               8,000                     3,811
  Billiton PLC                               73,000                   187,048
  Booker PLC                                 44,000                   231,264
  British Energy                             46,000                   319,598
  British Petroleum                          55,423                   733,165
  British Sky Broadcasting                   25,000                   187,245
  British Steel                              75,000                   161,376
  British Telecom                            86,000                   677,642
  BTR PLC                                    38,000                   114,844
  Cable & Wireless                           21,000                   184,535
  Cadbury Schweppes                          34,000                   343,156
  Centrica                                   79,000                   116,133
  Charter                                    18,357                   225,834
  Coats Viyella PLC                          75,900                   113,446
  Diageo PLC                                 41,600                   380,587
  FKI                                        93,500                   293,326
  General Electric Company                   82,900                   537,164
  Glaxo Wellcome                             49,200                 1,172,956
  Great Universal Stores                     31,000                   390,537
  Greenalls Group                            25,000                   179,854
  Hanson PLC                                 31,650                   141,205
  Hillsdown Holdings                         97,000                   235,797
  House of Fraser PLC                       104,000                   343,348
  HSBC Holdings                              21,500                   557,957
  Inchcape                                   52,000                   139,218
  Legal & General                            47,500                   415,060
  Lloyds TSB Group PLC                       71,264                   927,115
  Marks & Spencer                            56,500                   558,747
  Mirror Group                              100,000                   320,287
  National Westminster Bank                  19,700                   327,455
  Northern Foods                             56,000                   242,827
  Peninsular and Oriental Steam Nav          35,500                   403,788
  Reckitt & Colman                           10,700                   167,839
  Reuters Holdings                           21,000                   229,375
  Rio Tinto Corporation                      21,100                   260,099
  RJB Mining                                 55,000                   114,729
  Royal Sun Alliance Ins                     26,738                   269,212
  Scottish Hydro                             23,400                   192,941
  Sears                                     137,000                   119,262
  Sedgwick Group                             90,000                   209,912
  Smithkline Beecham                         51,000                   525,641
  Tate & Lyle PLC                            24,000                   197,494
  TESCO                                      37,000                   305,102
  Thames Water                               26,000                   387,121
  Unilever                                   22,200                   190,959
  Vodafone Group                             51,300                   370,745
  Williams Holdings                          59,000                   327,547
                                                                  -----------
                                                                   17,127,503
                                                                  -----------

TOTAL COMMON STOCKS
(IDENTIFIED COST $71,447,839)                                      72,756,493

                         ENTERPRISE ACCUMULATION TRUST
                 INTERNATIONAL GROWTH PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

                                    NUMBER OF SHARES OR
     PREFERRED STOCK -- 0.68%        PRINCIPAL AMOUNT            VALUE
       ---------------------------------------------------------------
AUSTRALIA -- 0.15%
    News Corporation                         24,187           $       119,711
GERMANY -- 0.29%
    Henkel Kgaa                               3,600                   227,132
ITALY -- 0.24%
    Fiat SPA                                119,600                   182,544
                                                                  -----------

TOTAL PREFERRED STOCK
(IDENTIFIED COST $474,888)                                            529,387
COMMERCIAL PAPER -- 1.92%
    Arco Coal Australia     5.90%
    due 01/23/98                          1,000,000                   996,394
    General Electric Capital
    Corporation   Discount, 5.78%
    due 01/14/98                            500,000                   498,956
                                                                  -----------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $1,495,350)                                        1,495,350
    State Street Bank & Trust
      Repurchase Agreement, 4.00%
      due 01/02/98
      Collateral: U.S. Treasury
      Note $1,440,000, 8.5% due
      02/15/20 Value $1,909,351         $ 1,870,000                 1,870,000
                                                                  -----------

TOTAL REPURCHASE AGREEMENTS
(IDENTIFIED COST $1,870,000)                                        1,870,000
TOTAL INVESTMENTS
(IDENTIFIED COST $75,288,077)                                 $    76,651,230
OTHER ASSETS LESS LIABILITIES -- 1.91%                              1,496,273
                                                                  -----------
NET ASSETS 100%                                               $    78,147,503

(a) Non-income Producing
(Rts) Rights
(Wts) Warrants
ADR American Depository Receipts

ADS American Depository Shares

                See accompanying notes to financial statements.

                           HIGH-YIELD BOND PORTFOLIO

CAYWOOD-SCHOLL CAPITAL MANAGEMENT
SAN DIEGO, CALIFORNIA

     The objective of Enterprise Accumulation Trust High-Yield Bond portfolio is to seek maximum current income, primarily from debt securities that are rated Ba or lower by Moody's Investors Service or BB or lower by Standard & Poor's.

     The 1997 high-yield new issuance was a record $125.1 billion. For comparison 1996 issuance was $73.4 billion. The estimated size of the high yield market is now $454 billion. Because spreads did not widen, 1997 was also a record year in terms of new money committed to the high-yield market. Mutual fund inflows reached a new high at $17.3 billion, coupon interest was estimated at $32 billion, and structured products contributed an estimated $5 to $8 billion. Accordingly, it appears that significant new funds were invested by financial institutions, pension funds and foreign buyers. As a result, for the majority of the year demand exceeded supply, causing spreads to tighten in virtually all sectors.

     Given the strong economic conditions that prevailed through 1997 and the substantial amounts of liquidity in the U.S. financial system, it is not surprising that defaults among high-yield issuers remained below their historic averages.

     However, 1997 also saw the decoupling of the U.S. Treasury and stock markets creating greater uncertainty in the high-yield market place. The decoupling is the result of the economic crisis in Asia, with both markets forecasting slower economic conditions. The magnitude of the impact and its duration are of great importance to the high-yield market.

     The consensus is the Federal Reserve is on hold or possibly considering an ease in interest rates. Therefore the interest rate picture is at worst benign or possibly constructive for the fixed income market. Key determinants for the market in 1998 may be the extent the domestic economy slows in reaction to the developments in Asia and the continuation of strong corporate cash flow. A significant slowdown in economic activity would likely result in a decline in equity prices. How sharp the decline is and its impact on the stock market may be important. A relatively stable stock market, combined with 2.0 percent Gross Domestic Product growth may lead to a stable high-yield market. As long as default rates remain below or near their historic average the technical picture may remain sound.

     To date the impact of the Asia crisis upon the high-yield market has been minimal. The technical balance of the market is favorable and is expected to remain so for the short term, so long as the stock market does not drop substantially from its present levels. If the U.S. stock market begins to discount significantly slower economic conditions this would likely result in wider spreads in the high-yield market. As always, Caywood-Scholl may emphasize selectivity in the investment process, looking for those securities which offer the most attractive risk-adjusted returns.

     Like all investments in high-yield bond funds, an investment in the High-Yield Bond Portfolio carries an increased risk that issuers of securities in which the High-Yield Bond Portfolio invests may default in the payment of principal and interest as compared to the risk of such defaults in other income portfolios. In addition, an investment in the High-Yield Bond Portfolio may be subject to certain other risks relating to the market price, relative liquidity in the secondary market and sensitivity to interest rate and economic changes on the noninvestment grade securities in which the High-Yield Bond Portfolio invests that are higher than may be associated with higher rated, investment grade securities.

                   CHANGE IN VALUE OF A $10,000 INVESTMENT IN
            ENTERPRISE ACCUMULATION TRUST HIGH-YIELD BOND PORTFOLIO
                   FROM INCEPTION (11/30/94) THROUGH 12/31/97

           MEASUREMENT PERIOD
         (FISCAL YEAR COVERED)               HIGH-YIELD BOND*         LEHMAN BB**          LIPPER GROWTH***
11/30/94                                                  10000                  10000                  10000
12/31/94                                                  10111                  10079                  10025
12/31/95                                                  11788                  12280                  11767
12/31/96                                                  13312                  13376                  13257
12/31/97                                                  15093                  15066                  14969

                 * Enterprise performance numbers does not include variable account expenses. Remember that historic performance does not predict future performance. Shares may be worth more or less at redemption than at original purchase.

                ** The Lehman BB Index is an unmanaged index which excludes transaction and holding charges.

               *** Lipper Analytical Services is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

     The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                           HIGH-YIELD BOND PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

   CORPORATE BONDS, CONVERTIBLE
        SECURITIES & COMMON         NUMBER OF SHARES OR
         STOCKS -- 80.20%            PRINCIPAL AMOUNT            VALUE
       ---------------------------------------------------------------
ADVERTISING -- 0.82%
  Universal Outdoor Inc.
    9.75% due 10/15/06                  $   500,000           $       561,688
APPAREL & TEXTILES -- 1.21%
  Brazos Sportswear Inc. 10.50% due
    07/01/07                                300,000                   299,250
  Carter William Company Acquired
    10.375% due 12/01/06                    500,000                   527,500
                                                                  -----------
                                                                      826,750
AUTOMOTIVE -- 0.79%
  United Auto Group Inc. 11.00% due
    07/15/07                                550,000                   537,625
BANKING -- 2.90%
  Bay View Capital Corporation
    Delaware, 9.125% due 08/15/07           450,000                   462,375
  Imperial Credit Industries Inc.
    9.875% due 01/15/07                     550,000                   540,375
  Southern Pacific Funding
    Corporation, 11.50% due
    11/01/04                                250,000                   248,750
  Western Financial Savings Bank
    Orange California, 8.50% due
    07/01/03                                750,000                   732,187
                                                                  -----------
                                                                    1,983,687
BROADCASTING -- 7.91%
  Chancellor Radio Broadcasting
    8.125% due 12/15/07                     750,000                   735,000
  Echostar Communications
    Corporation, Zero Coupon due
    06/01/04                                800,000                   731,000
  Fox Kids Worldwide Inc. Zero
    Coupon due 11/01/07                     750,000                   445,312
  Fox Kids Worldwide Inc. 9.25% due
    11/01/07                                600,000                   580,500
  Fox/Liberty Media Inc. 8.875% due
    08/15/07                                700,000                   698,250
  Fox/Liberty Networks Llc/Fln Zero
    Coupon due 08/15/07                     200,000                   128,250
  Grupo Televisa S A De C V 11.875%
    due 05/15/06                            100,000                   113,375
  Rogers Communications Inc 8.875%
    due 07/15/07                            500,000                   500,000
  Rogers Communications Inc. 9.125%
    due 01/15/06                            200,000                   203,000
  Sinclair Broadcast Group Inc.
    8.75% due 12/15/07                      600,000                   604,500
  TCI Satellite Entertainment Inc.
    Zero Coupon due 02/15/07              1,000,000                   668,750
                                                                  -----------
                                                                    5,407,937
BUILDING & CONSTRUCTION -- 1.11%
  Building Materials Corporation
    America, 8.00% due 10/15/07             400,000                   401,000
  Nortek Inc. 9.125% due 09/01/07           350,000                   357,875
                                                                  -----------
                                                                      758,875

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT            VALUE
                                    -------------------   -------------------
CABLE -- 4.18%
  Adelphia Communications
    Corporation, 9.25% due 10/01/02     $   250,000           $       255,000
  Adelphia Communications
    Corporation, 10.50% due
    07/15/04                                850,000                   915,875
  Cablevision Systems Corporation
    7.875% due 12/15/07                     350,000                   357,346
  Century Communications
    Corporation, 9.50% due 03/01/05         400,000                   421,000
  TCI Communications Inc. 6.875%
    due 02/15/06                            900,000                   905,157
                                                                  -----------
                                                                    2,854,378
CHEMICALS -- 1.45%
  General Chemical Corporation
    9.25% due 08/15/03                      250,000                   259,375
  Huntsman Polymers Corporation
    11.75% due 12/01/04                     250,000                   280,313
  Pioneer Amers Acquisition
    Corporation, 9.25% due 06/15/07         450,000                   450,000
                                                                  -----------
                                                                      989,688
COMMUNICATIONS -- 4.83%
  Globalstar L P 10.75% due
    11/01/04                                400,000                   391,000
  Globalstar L P 11.375% due
    02/15/04                                600,000                   604,500
  Globalstar Telecommunications
    (Wts)                                       450                    51,300
  Iridium Capital Corporation
    13.00% due 07/15/05                     600,000                   630,750
  Iridium Capital Corporation
    14.00% due 07/15/05                     800,000                   876,000
  Iridium World Communications
    (Wts)                                       450                    63,000
  Orion Network Systems Inc. Zero
    Coupon due 01/15/07                     900,000                   688,875
                                                                  -----------
                                                                    3,305,425
CONSUMER PRODUCTS -- 2.44%
  CLN Holdings Inc. Zero Coupon due
    05/15/01                                400,000                   266,000
  E & S Holdings Corporation
    10.375% due 10/01/06                    250,000                   231,250
  French Fragrances Inc. 10.375%
    due 05/15/07                            350,000                   368,375
  Herff Jones Inc. 11.00% due
    08/15/05                                350,000                   378,875
  Sealy Mattress Company Zero
    Coupon due 12/15/07                     700,000                   424,375
                                                                  -----------
                                                                    1,668,875

                         ENTERPRISE ACCUMULATION TRUST
                    HIGH-YIELD BOND PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT            VALUE
                                    -------------------   -------------------
CONTAINERS/PACKAGING -- 5.20%
  Huntsman Packaging Corporation
    9.125% due 10/01/07                 $   150,000           $       154,500
  Owens Illinois Inc. 8.10% due
    05/15/07                              1,550,000                 1,659,368
  Plastic Containers Inc. 10.00%
    due 12/15/06                            100,000                   105,250
  Printpack Inc. 9.875% due
    08/15/04                                500,000                   531,250
  Printpack Inc. 10.625% due
    08/15/06                                250,000                   265,625
  Stone Container Corporation
    10.75% due 10/01/02                     200,000                   206,500
  United States Can Corporation
    10.125% due 10/15/06                    600,000                   633,000
                                                                  -----------
                                                                    3,555,493
CRUDE & PETROLEUM -- 0.37%
  Clark Refining & Marketing Inc.
    8.875% due 11/15/07                     250,000                   251,875
ENERGY -- 1.94%
  Canadian First Oil Ltd 8.75% due
    09/15/07                                300,000                   303,375
  Chesapeake Energy Corporation
    9.125% due 04/15/06                     150,000                   154,500
  Clark USA Inc. 10.875% due
    12/01/05                                800,000                   871,000
                                                                  -----------
                                                                    1,328,875
ENTERTAINMENT & LEISURE -- 1.90%
  AMF Group Inc. 10.875% due
    03/15/06                                850,000                   931,813
  Cobblestone Golf Group Inc.
    11.50% due 06/01/03                     200,000                   217,500
  Livent Inc. 9.375% due 10/15/04           150,000                   150,000
                                                                  -----------
                                                                    1,299,313
FOOD & BEVERAGES & TOBACCO -- 6.77%
  Jitney Jungle Stores America
    Inc., 10.375% due 09/15/07              700,000                   724,500
  NBTY Inc. 8.625% due 09/15/07             800,000                   800,000
  North Atlantic Trading Inc.
    11.00% due 06/15/04                     350,000                   366,625
  Ralphs Grocery Company 10.45% due
    06/15/04                                450,000                   506,250
  Ralphs Grocery Company 11.00% due
    06/15/05                                450,000                   513,000
  Randalls Food Markets Inc. 9.375%
    due 07/01/07                            900,000                   927,000
  Shoppers Food Warehouse
    Corporation, 9.75% due 06/15/04         350,000                   357,875
  Twin Laboratories Inc. 10.25% due
    05/15/06                                400,000                   430,000
                                                                  -----------
                                                                    4,625,250
GAMING -- 0.79%
  Trump Atlantic City Associates
    11.25% due 05/01/06                     550,000                   539,000
HEALTH CARE -- 4.61%
  Dade International Inc. 11.125%
    due 05/01/06                            350,000                   389,375
  Kinetic Concepts Inc. 9.625% due
    11/01/07                                250,000                   253,750
  Mariner Health Group Inc.
    9.50% due 04/01/06                      200,000                   208,000
                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT            VALUE
                                    -------------------   -------------------
  Maxxim Medical Inc. 10.50% due
    08/01/06                            $   650,000           $       703,625
  Mediq Inc. 7.50% due 07/15/03             575,000                   588,656
  Quest Diagnostics Inc. 10.75% due
    12/15/06                                600,000                   657,000
  Vencor Inc. 8.625% due 07/15/07           350,000                   350,000
                                                                  -----------
                                                                    3,150,406
HOTELS & RESTAURANTS -- 2.73%
  AFC Enterprises Inc. 10.25% due
    05/15/07                                450,000                   474,750
  Apple South Inc. 9.75% due
    06/01/06                                150,000                   159,000
  Felcor Suites Limited
    Partnership, 7.625% due
    10/01/07                                250,000                   252,685
  Foodmaker Corporation 9.75% due
    11/01/03                                250,000                   252,500
  Hammon John Q. Hotels 8.875% due
    02/15/04                                250,000                   255,313
  HMH Properties Inc. 8.875% due
    07/15/07                                450,000                   473,625
                                                                  -----------
                                                                    1,867,873
MACHINERY -- 2.01%
  Axiohm Inc. 9.75% due 10/01/07            500,000                   507,500
  Bucyrus International Inc. 9.75%
    due 09/15/07                            350,000                   353,500
  Park Ohio Industries Inc. 9.25%
    due 12/01/07                            500,000                   511,875
                                                                  -----------
                                                                    1,372,875
MEDICAL INSTRUMENTS -- 0.38%
  Physician Sales & Service Inc.
    8.50% due 10/01/07                      250,000                   256,875
METALS & MINING -- 2.52%
  Kaiser Aluminum & Chemical
    Corporation, 10.875% due
    10/15/06                                250,000                   271,875
  Oregon Steel Mills Inc. 11.00%
    due 06/15/03                            450,000                   486,000
  WCI Steel Inc. 10.00% due
    12/01/04                                700,000                   717,500
  Wheeling Pittsburgh Corporation
    9.25% due 11/15/07                      250,000                   245,000
                                                                  -----------
                                                                    1,720,375
MISC. FINANCIAL SERVICES -- 0.30%
  DVI Inc. 9.875% due 02/01/04              200,000                   208,000
OIL SERVICES -- 0.47%
  Pride Petroleum Services Inc.
    9.375% due 05/01/07                     300,000                   322,500
PAGING SERVICES -- 0.01%
  Pagemart Nationwide Inc.                      875                     8,750
PAPER & FOREST PRODUCTS -- 0.31%
  Maxxam Group Inc. 11.25% due
    08/01/03                                200,000                   212,000
PHARMACEUTICALS -- 0.81%
  Pharmaceutical Fine Chemicals
    9.75% due 11/15/07                      550,000                   556,875
PRINTING & PUBLISHING -- 0.55%
  Von Hoffmann Press Inc. 10.375%
    due 05/15/07                            350,000                   373,188

                         ENTERPRISE ACCUMULATION TRUST
                    HIGH-YIELD BOND PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT            VALUE
                                    -------------------   -------------------
PUBLISHING -- 0.76%
  American Lawyer Media Inc. 9.75%
    due 12/15/07                        $   250,000           $       253,750
  Time Warner Inc. 7.75% due
    06/15/05                                250,000                   265,000
                                                                  -----------
                                                                      518,750
REAL ESTATE -- 0.55%
  Crown Castle International
    Corporation, Zero Coupon due
    11/15/07                                600,000                   378,000
RESTAURANTS -- 0.37%
  Perkins Family Restaurants L P
    10.125% due 12/15/07                    250,000                   253,125
RETAIL -- 1.53%
  Ann Taylor Inc. 8.75% due
    06/15/00                                200,000                   199,750
  Cole National Group Inc. 8.625%
    due 08/15/07                            700,000                   696,500
  Michaels Stores Inc. 6.75% due
    01/15/03                                150,000                   153,000
                                                                  -----------
                                                                    1,049,250
TELECOMMUNICATIONS -- 15.20%
  American Communications Services
    Inc., Zero Coupon due 11/01/05          800,000                   640,000
  American Communications Services
    Inc. (Wts) (a) 11/01/05                     300                    28,200
  Call-Net Telecommunications Zero
    Coupon due 08/15/07                     300,000                   205,125
  CCPR Services Inc. 10.00% due
    02/01/07                                650,000                   648,375
  Comcast Cellular Holdings Inc.
    9.50% due 05/01/07                    1,100,000                 1,149,500
  ICG Holdings Inc. Zero Coupon due
    05/01/06                              1,000,000                   750,000
  Intermedia Communications Inc.
    8.50% due 01/15/08                      400,000                   400,000
  Intermedia Communications Inc.
    8.875% due 11/01/07                     200,000                   206,000
  McLeodUSA Inc. Zero Coupon due
    03/01/07                                550,000                   399,437
  Metronet Communications Corp.
    Zero Coupon due 11/01/07                500,000                   305,625
  Metronet Communications
    Corporation, 12.00% due
    08/15/07                                100,000                   115,500
  Nextel Communications Inc. Zero
    Coupon due 09/15/07                   1,300,000                   822,250
  Nextel Communications Inc. Zero
    Coupon due 10/31/07                     500,000                   304,375
  Nextlink Communications Inc.
    9.625% due 10/01/07                     350,000                   359,625
  RCN Corporation Zero Coupon due
    10/15/07                                700,000                   440,125
  RCN Corporation 10.00% due
    10/15/07                                250,000                   257,500
  Rogers Cantel Inc 8.80% due
    10/01/07                              1,050,000                 1,047,375
  Sprint Spectrum L P Zero Coupon
    due 08/15/06                            800,000                   626,000
  Sprint Spectrum L P 11.00% due
    08/15/06                                400,000                   449,000
  Teleport Communications Group
    Zero Coupon due 07/01/07              1,100,000                   902,000
  Winstar Equipment Corporation
    12.50% due 03/15/04                     300,000                   333,750
                                                                  -----------
                                                                   10,389,762
                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT            VALUE
                                    -------------------   -------------------
TEXTILES -- 0.73%
  Polymer Group Inc. 9.00% due
    07/01/07                            $   500,000           $       498,750
TRANSPORTATION -- 0.78%
  Atlas Air Inc. 12.25% due
    12/01/02                                200,000                   223,750
  Eletson Holdings Inc. 9.25% due
    11/15/03                                300,000                   306,375
                                                                  -----------
                                                                      530,125
UTILITIES -- 0.81%
  Calenergy Inc. 7.63% due 10/15/07         100,000                   100,491
  Ferrellgas Partners L P 9.375%
    due 06/15/06                            300,000                   317,250
  Midland Funding Corporation
    10.33% due 07/23/02                     128,460                   138,095
                                                                  -----------
                                                                      555,836
WASTE MANAGEMENT -- 0.16%
  Allied Waste North America Inc.
    10.25% due 12/01/06                     100,000                   109,375
                                                                  -----------
TOTAL CORPORATE BONDS, CONVERTIBLE SECURITIES & COMMON
STOCKS
(IDENTIFIED COST $53,015,744)                                      54,827,424
PREFERRED STOCK -- 0.29%
TELECOMMUNICATIONS -- 0.29%
  Intermedia Communications Inc.              7,500                   197,813
                                                                  -----------
TOTAL PREFERRED STOCK
(IDENTIFIED COST $187,500)                                            197,813
FOREIGN BONDS -- 9.83%
APPAREL & TEXTILES -- 0.38%
  Reliance Industries Limited 8.25%
    due 01/15/27                            250,000                   260,505
BASIC INDUSTRIES -- 1.14%
  Cemex S A 12.75% due 07/15/06             650,000                   780,000
BROADCASTING -- 1.12%
  Grupo Televisa 11.875% due
    05/15/06                                250,000                   273,125
  Grupo Televisa S A 11.375% due
    05/15/03                                400,000                   437,000
  TV Azteca S A De C V 10.125% due
    02/15/04                                 50,000                    51,625
                                                                  -----------
                                                                      761,750
CABLE -- 0.48%
  Kabelmedia Holding Zero Coupon
    due 08/01/06                            450,000                   330,188
CHEMICALS -- 0.51%
  PCI Chemical Canada Inc. 9.25%
    due 10/15/07                            350,000                   349,562
CONTAINERS/PACKAGING -- 0.64%
  Viacap SA De C V 11.375% due
    05/15/07                                400,000                   435,000

                         ENTERPRISE ACCUMULATION TRUST
                    HIGH-YIELD BOND PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT            VALUE
                                    -------------------   -------------------
ENERGY -- 0.80%
  Petroleos Mexicanos 8.85% due
    09/15/07                            $   250,000           $       247,670
  Petroleos Mexicanos 9.00% due
    06/01/07                                300,000                   299,805
                                                                  -----------
                                                                      547,475
GOVERNMENT BOND -- 3.11%
  Argentina Global 11.00% due
    10/09/06                                250,000                   267,500
  Argentina Rep 11.00% due 10/09/06         400,000                   430,000
  Mexico United Mexican States
    9.875% due 01/15/07                   1,000,000                 1,042,937
  Russian Federation 10.00% due
    06/26/07                                200,000                   183,000
  Turkiye Cumhuriyeti 10.00% due
    09/19/07                                200,000                   203,740
                                                                  -----------
                                                                    2,127,177
PAPER & FOREST PRODUCTS -- 0.74%
  Indah Kiat Finance Mauritius
    Limited, 10.00% due 07/01/07            300,000                   249,000
  Pindo Deli Finance Mauritius
    Limited, 10.75% due 10/01/07            300,000                   257,250
                                                                  -----------
                                                                      506,250
TELECOMMUNICATIONS -- 0.24%
  Hermes Europe Railtel B V 11.50%
    due 08/15/07                            150,000                   166,125
TRANSPORTATION -- 0.67%
  TFM S A Ce C V 10.25% due
    06/15/07                                150,000                   154,125
  Transportacion Maritima Mexica
    10.00% due 11/15/06                     300,000                   301,500
                                                                  -----------
                                                                      455,625
                                                                  -----------
TOTAL FOREIGN BONDS
(IDENTIFIED COST $6,616,114)                                        6,719,657
U.S. TREASURY BILLS -- 1.40%
  U.S. Treasury Bill 5.14% due
    11/12/98                              1,000,000                   955,235
                                                                  -----------
TOTAL U.S. TREASURY BILLS
(IDENTIFIED COST $955,235)                                            955,235
U.S. TREASURY BONDS -- 1.93%
  U.S. Treasury Bond 6.375% due
    08/15/27                              1,250,000                 1,319,050
                                                                  -----------
TOTAL U.S. TREASURY BONDS
(IDENTIFIED COST $1,286,347)                                        1,319,050
                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT            VALUE
                                    -------------------   -------------------
U.S. TREASURY NOTES -- 1.50%
  U.S. Treasury Note 6.125% due
    08/15/07                            $ 1,000,000           $     1,027,440
                                                                  -----------
TOTAL U.S. TREASURY NOTES
(IDENTIFIED COST $1,014,173)                                        1,027,440
REPURCHASE AGREEMENT -- 2.81%
  State Street Bank & Trust
  Repurchase Agreement, 4.00% due
  01/02/98 Collateral: U.S.
  Treasury Note $1,480,000, 8.5%
  due 02/15/20 Value $1,962,389           1,920,000                 1,920,000
                                                                  -----------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $1,920,000)                                        1,920,000
PREFERRED STOCK -- 0.38%
DRUGS & MEDICAL PRODUCTS -- 0.38%
  Fresenius Med Care Capital Trust              250                   262,500
                                                                  -----------
TOTAL PREFERRED STOCK
(IDENTIFIED COST $263,906)                                            262,500
TOTAL INVESTMENTS
(IDENTIFIED COST $65,259,019)                                 $    67,229,119
OTHER ASSETS LESS LIABILITIES -- 1.66%                              1,135,054
                                                                  -----------
NET ASSETS 100%                                               $    68,364,173

(a) Non-income producing

                See accompanying notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1997

                                                                                           INTERNATIONAL   HIGH-YIELD
                                               EQUITY       SMALL CAP        MANAGED          GROWTH          BOND
                                             PORTFOLIO      PORTFOLIO       PORTFOLIO        PORTFOLIO      PORTFOLIO
                                            ------------   ------------   --------------   -------------   -----------
                 ASSETS:
Investments, at value.....................  $519,535,033   $372,934,677   $2,660,580,860    $ 76,651,230   $67,229,119
Foreign currency at value
  (cost -- $1,195,333)....................            --             --               --       1,180,695            --
Cash and other............................         2,355             --            2,681           1,773         4,762
Receivable for foreign currency sold
  (net)...................................            --             --               --         278,958            --
Receivable for investments sold...........            --        615,787       11,472,739          32,218            --
Receivable for fund shares sold...........       527,276        386,464        2,047,976          76,139       141,919
Dividends receivable......................       522,200        151,340        1,500,625         195,358            --
Interest receivable.......................         1,987          1,284          480,832             208     1,313,343
                                            ------------   ------------   --------------     -----------   -----------
          Total assets....................   520,588,851    374,089,552    2,676,085,713      78,416,579    68,689,143
                                            ------------   ------------   --------------     -----------   -----------
               LIABILITIES:
Payable for investments purchased.........     2,217,487      8,240,323               --         145,089       265,249
Payable for fund shares redeemed..........       118,740        280,981        1,050,966          16,719         1,805
Investment advisory fee payable...........       340,314        240,626        1,631,223          56,052        33,714
Other accrued expenses....................       108,991         61,801          471,478          51,216        24,202
                                            ------------   ------------   --------------     -----------   -----------
          Total liabilities...............     2,785,532      8,823,731        3,153,667         269,076       324,970
                                            ------------   ------------   --------------     -----------   -----------
NET ASSETS:
Accumulated paid-in capital...............   352,782,620    272,255,462    1,654,285,279      72,660,041    65,025,120
Accumulated undistributed net investment
  income (loss)...........................     5,906,167      1,050,774       26,677,477         956,929            --
Accumulated undistributed net realized
  gain on investments.....................    21,595,909     25,152,378      183,248,731       2,905,112     1,368,953
Net unrealized appreciation on investments
  and translation of foreign currencies
  denominated amounts.....................   137,518,623     66,807,207      808,720,559       1,625,421     1,970,100
                                            ------------   ------------   --------------     -----------   -----------
          Total net assets................  $517,803,319   $365,265,821   $2,672,932,046    $ 78,147,503   $68,364,173
                                            ============   ============   ==============     ===========   ===========
Fund shares outstanding...................    14,758,299     13,679,941       65,542,653      12,646,714    11,966,911
                                            ------------   ------------   --------------     -----------   -----------
Net asset value per share.................        $35.09         $26.70           $40.78           $6.18         $5.71
INVESTMENTS AT COST.......................  $382,016,410   $306,127,470   $1,851,860,301    $ 75,288,077   $65,259,019

                See accompanying notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                                              INTERNATIONAL    HIGH-YIELD
                                                  EQUITY        SMALL CAP       MANAGED          GROWTH           BOND
                                                 PORTFOLIO      PORTFOLIO      PORTFOLIO        PORTFOLIO      PORTFOLIO
                                                -----------    -----------    ------------    -------------    ----------
INVESTMENT INCOME:
     Dividends...............................   $ 5,153,553*   $ 1,568,790    $ 27,884,970     $  1,546,385*   $   19,425
     Interest................................     4,277,419      1,274,117      16,687,323          253,012     4,582,071
                                                -----------    -----------    ------------       ----------    ----------
          Total..............................     9,430,972      2,842,907      44,572,293        1,799,397     4,601,496
                                                -----------    -----------    ------------       ----------    ----------
OPERATING EXPENSES:
     Investment advisory fee.................     3,319,628      2,119,841      16,976,135          604,348       299,011
     Custodian and fund accounting fees......        70,887         63,388         322,226          195,690        43,536
     Reports and notices to shareholders.....        79,238         48,521         397,514           15,698         9,496
     Trustees' fees and expenses.............        17,419         14,608          50,155           11,492        11,038
     Audit and legal fees....................        29,081         23,998          88,497           18,332        17,963
     Miscellaneous...........................         8,476          7,681          60,084            1,345         1,021
                                                -----------    -----------    ------------       ----------    ----------
          Total operating expenses...........     3,524,729      2,278,037      17,894,611          846,905       382,065
                                                -----------    -----------    ------------       ----------    ----------
            NET INVESTMENT INCOME............     5,906,243        564,870      26,677,682          952,492     4,219,431
                                                -----------    -----------    ------------       ----------    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS -- NET:
     Net realized gain on security
       transactions..........................    21,596,989     25,509,856     183,271,808        3,352,456     1,426,942
     Net realized loss on foreign currency
       transactions..........................            --             --              --         (258,495)           --
     Net realized loss on futures
       transactions..........................            --             --              --               --       (40,672)
                                                -----------    -----------    ------------       ----------    ----------
     Net realized gain on investments........    21,596,989     25,509,856     183,271,808        3,093,961     1,386,270
     Net change in unrealized gain (loss) on
       investments and translation of foreign
       currencies denominated amounts........    66,581,351     68,857,605     286,998,102       (1,712,233)      876,263
                                                -----------    -----------    ------------       ----------    ----------
          Net realized and unrealized gain
            (loss) on investments............    88,178,340     94,367,461     470,269,910        1,381,728     2,262,533
                                                -----------    -----------    ------------       ----------    ----------
          NET INCREASE IN NET ASSETS
            RESULTING FROM OPERATIONS........   $94,084,583    $94,932,331    $496,947,592     $  2,334,220    $6,481,964
                                                ===========    ===========    ============       ==========    ==========

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

* Net of foreign taxes withheld of $45,150 and $219,707, respectively.

                     (This page intentionally left blank.)

                         ENTERPRISE ACCUMULATION TRUST

                       STATEMENT OF CHANGES IN NET ASSETS

                                                        EQUITY PORTFOLIO                 SMALL CAP PORTFOLIO
                                                  -----------------------------     -----------------------------
                                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                  DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                      1997             1996             1997             1996
                                                  ------------     ------------     ------------     ------------
OPERATIONS:
  Net investment income.........................  $  5,906,243     $  4,530,803     $    564,870     $  2,416,759
  Net realized gain on investments..............    21,596,989       12,678,406       25,509,856       28,896,623
  Net realized loss on futures..................            --               --               --             (900)
  Net change in unrealized gain on
     investments................................    66,581,351       34,566,579       68,857,605      (12,857,423)
                                                  ------------     ------------     ------------     ------------
     Net increase in net assets resulting from
       operations...............................    94,084,583     $ 51,775,788       94,932,331       18,455,059
                                                  ------------     ------------     ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income.........................    (4,530,879)        (983,203)      (1,934,367)      (1,108,977)
  Net realized gains............................   (12,619,248)      (3,099,385)     (29,120,607)      (2,010,186)
                                                  ------------     ------------     ------------     ------------
       Total dividends and distributions to
          shareholders..........................   (17,150,127)      (4,082,588)     (31,054,974)      (3,119,163)
                                                  ------------     ------------     ------------     ------------
FUND SHARE TRANSACTIONS:
  Net proceeds from sales.......................   194,805,120      141,947,982      125,153,914       53,086,228
  Reinvestment of dividends and distributions...    17,150,127        4,082,588       31,054,974        3,119,163
  Cost of shares redeemed.......................   (85,993,316)     (46,779,501)     (47,524,243)     (44,898,602)
                                                  ------------     ------------     ------------     ------------
  Net increase in net assets from fund share
     transactions...............................   125,961,931       99,251,069      108,684,645       11,306,789
                                                  ------------     ------------     ------------     ------------
       Total increase in net assets.............   202,896,387      146,944,269      172,562,002       26,642,685
NET ASSETS:
  Beginning of year.............................   314,906,932      167,962,663      192,703,819      166,061,134
                                                  ------------     ------------     ------------     ------------
  End of year...................................  $517,803,319     $314,906,932     $365,265,821     $192,703,819
                                                  ============     ============     ============     ============
SHARES ISSUED AND REDEEMED:
  Issued........................................     6,024,088        5,377,143        4,898,620        2,712,554
  Issued in reinvestment of dividends and
     distributions..............................       488,747          141,462        1,163,108          154,261
  Redeemed......................................    (2,666,560)      (1,801,187)      (1,911,458)      (2,320,780)
                                                  ------------     ------------     ------------     ------------
     Net increase...............................     3,846,275        3,717,418        4,150,270          546,035
                                                  ============     ============     ============     ============

                See accompanying notes to financial statements.

                                                INTERNATIONAL GROWTH
              MANAGED PORTFOLIO                       PORTFOLIO                 HIGH-YIELD BOND PORTFOLIO
      ---------------------------------     -----------------------------     -----------------------------
        YEAR ENDED         YEAR ENDED        YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
       DECEMBER 31,       DECEMBER 31,      DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
           1997               1996              1997             1996             1997             1996
      --------------     --------------     ------------     ------------     ------------     ------------
      $   26,677,682     $   34,357,948     $    952,492     $    469,448     $  4,219,431     $  2,054,070
         183,271,808         86,738,070        3,093,961        1,830,273        1,426,942          364,910
                  --                 --               --               --          (40,672)         (22,678)
         286,998,102        213,973,719       (1,712,233)       2,175,265          876,263          789,178
      --------------     --------------      -----------      -----------      -----------      -----------
         496,947,592        335,069,737        2,334,220        4,474,986        6,481,964        3,185,480
      --------------     --------------      -----------      -----------      -----------      -----------
         (34,358,125)        (3,366,114)        (469,566)              --       (4,578,453)      (2,054,070)
         (86,729,089)       (15,402,221)      (1,839,878)        (190,139)              --          (33,884)
      --------------     --------------      -----------      -----------      -----------      -----------
        (121,087,214)       (18,768,335)      (2,309,444)        (190,139)      (4,578,453)      (2,087,954)
      --------------     --------------      -----------      -----------      -----------      -----------
         764,890,598        602,776,605       44,114,615       36,234,262       37,450,856       22,145,776
         121,087,214         18,768,335        2,309,444          190,139        4,578,453        2,087,926
        (524,249,625)      (267,220,838)     (21,069,633)      (6,539,162)      (9,979,756)      (6,143,188)
      --------------     --------------      -----------      -----------      -----------      -----------
         361,728,187        354,324,102       25,354,426       29,885,239       32,049,553       18,090,514
      --------------     --------------      -----------      -----------      -----------      -----------
         737,588,565        670,625,504       25,379,202       34,170,086       33,953,064       19,188,040
       1,935,343,481      1,264,717,977       52,768,301       18,598,215       34,411,109       15,223,069
      --------------     --------------      -----------      -----------      -----------      -----------
      $2,672,932,046     $1,935,343,481     $ 78,147,503     $ 52,768,301     $ 68,364,173     $ 34,411,109
      ==============     ==============      ===========      ===========      ===========      ===========
          20,029,862         19,459,858        6,817,722        6,375,789        6,681,479        4,149,703
           2,969,279            547,022          373,696           32,357          813,628          389,665
         (13,856,866)        (8,684,392)      (3,259,958)      (1,143,764)      (1,778,183)      (1,154,032)
      --------------     --------------      -----------      -----------      -----------      -----------
           9,142,275         11,322,488        3,931,460        5,264,382        5,716,924        3,385,336
      ==============     ==============      ===========      ===========      ===========      ===========

                See accompanying notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                                EQUITY PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                          ----------------------------------------------------------
                                                            1997         1996         1995        1994        1993
                                                          --------     --------     --------     -------     -------
Net asset value, beginning of year......................  $  28.86     $  23.35     $  18.14     $ 17.95     $ 17.23
                                                          --------     --------      -------     -------     -------
Income from investment operations:
  Net investment income.................................      0.30         0.37         0.33        0.28        0.18
  Net realized and unrealized gain on investments.......      7.13         5.52         6.38        0.41        1.13
                                                          --------     --------      -------     -------     -------
          Total from investment operations..............      7.43         5.89         6.71        0.69        1.31
                                                          --------     --------      -------     -------     -------
Less dividends and distributions:
  Dividends to shareholders from net investment
     income.............................................     (0.32)       (0.09)       (0.49)      (0.18)      (0.17)
  Distribution to shareholders from net capital gains...     (0.88)       (0.29)       (1.01)      (0.32)      (0.42)
                                                          --------     --------      -------     -------     -------
          Total dividends and distributions.............     (1.20)       (0.38)       (1.50)      (0.50)      (0.59)
                                                          --------     --------      -------     -------     -------
Net asset value, end of year............................  $  35.09     $  28.86     $  23.35     $ 18.14     $ 17.95
                                                          ========     ========      =======     =======     =======
          Total return..................................     25.76%       25.22%       38.44%       3.87%       7.85%
                                                          --------     --------      -------     -------     -------
Net assets, end of year (000)...........................  $517,803     $314,907     $167,963     $88,583     $66,172
                                                          --------     --------      -------     -------     -------
Ratio of net operating expenses to average net assets...      0.84%        0.81%        0.69%       0.67%       0.72%
                                                          --------     --------      -------     -------     -------
Ratio of net operating expenses (excluding waivers) to
  average net assets....................................      0.84%        0.81%        0.72%       0.69%       0.72%
                                                          --------     --------      -------     -------     -------
Ratio of net investment income to average net assets....      1.42%        1.94%        1.94%       1.81%       1.47%
                                                          --------     --------      -------     -------     -------
Ratio of net investment income (excluding waivers) to
  average net assets....................................      1.42%        1.94%        1.91%       1.79%       1.47%
                                                          --------     --------      -------     -------     -------
Portfolio turnover......................................        17%          30%          29%         38%         15%
                                                          --------     --------      -------     -------     -------
Average commission per share (a)........................  $ 0.0577     $ 0.0567
                                                          --------     --------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
(a) Disclosure not applicable to periods prior to 1996. Represents average commission rate per share charged to the fund on purchases and sales of equity investments on which commissions were charged during the period.

                         ENTERPRISE ACCUMULATION TRUST

                              SMALL CAP PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                                                                          YEARS ENDED DECEMBER 31,
                                                        ------------------------------------------------------------
                                                          1997         1996         1995         1994         1993
                                                        --------     --------     --------     --------     --------
Net asset value, beginning of year..................... $  20.22     $  18.48     $  17.56     $  18.62     $  16.72
                                                        --------     --------     --------     --------      -------
Income from investment operations:
  Net investment income (b)............................     0.05         0.25         0.32         0.19         0.10
  Net realized and unrealized gain (loss) on
     investments.......................................     8.91         1.82         1.75        (0.16)        2.98
                                                        --------     --------     --------     --------      -------
          Total from investment operations.............     8.96         2.07         2.07         0.03         3.08
                                                        --------     --------     --------     --------      -------
Less dividends and distributions:
  Dividends to shareholders from net investment
     income............................................    (0.15)       (0.12)       (0.40)       (0.10)       (0.10)
  Distribution to shareholders from net capital
     gains.............................................    (2.33)       (0.21)       (0.75)       (0.99)       (1.08)
                                                        --------     --------     --------     --------      -------
          Total dividends and distributions............    (2.48)       (0.33)       (1.15)       (1.09)       (1.18)
                                                        --------     --------     --------     --------      -------
Net asset value, end of year........................... $  26.70     $  20.22     $  18.48     $  17.56     $  18.62
                                                        ========     ========     ========     ========      =======
          Total return.................................    44.32%       11.21%       12.28%         .02%       19.51%
                                                        --------     --------     --------     --------      -------
Net assets, end of year (000).......................... $365,266     $192,704     $166,061     $144,880     $105,635
                                                        --------     --------     --------     --------      -------
Ratio of net operating expenses to average net
  assets...............................................     0.86%        0.84%        0.69%        0.66%        0.74%
                                                        --------     --------     --------     --------      -------
Ratio of net operating expenses (excluding waivers) to
  average net assets...................................     0.86%        0.84%        0.72%        0.67%        0.74%
                                                        --------     --------     --------     --------      -------
Ratio of net investment income to average net assets...     0.21%        1.35%        1.86%        1.30%        1.06%
                                                        --------     --------     --------     --------      -------
Ratio of net investment income (excluding waivers) to
  average net assets...................................     0.21%        1.35%        1.83%        1.29%        1.06%
                                                        --------     --------     --------     --------      -------
Portfolio turnover.....................................       58%         137%          70%          58%          70%
                                                        --------     --------     --------     --------      -------
Average commission rate per share (a).................. $ 0.0456     $ 0.0480
                                                        --------     --------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
(a) Disclosure not applicable to periods prior to 1996. Represents average commission rate per share charged to the fund on purchases and sales of equity investments on which commissions were charged during the period.
(b) For 1997, this calculation was based on average monthly shares outstanding.

                         ENTERPRISE ACCUMULATION TRUST

                               MANAGED PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         YEARS ENDED DECEMBER 31,
                                                    ------------------------------------------------------------------
                                                       1997           1996           1995          1994         1993
                                                    ----------     ----------     ----------     --------     --------
Net asset value, beginning of year................. $    34.31     $    28.06     $    20.82     $  21.35     $  20.11
                                                    ----------     ----------       --------     --------     --------
Income from investment operations:
  Net investment income............................       0.35           0.59           0.40         0.40         0.46
  Net realized and unrealized gain
     (loss) on investments.........................       8.06           5.99           8.97         0.15         1.55
                                                    ----------     ----------       --------     --------     --------
          Total from investment operations.........       8.41           6.58           9.37         0.55         2.01
                                                    ----------     ----------       --------     --------     --------
Less dividends and distributions:
  Dividends to shareholders from net investment
     income........................................      (0.55)         (0.06)         (0.75)       (0.46)       (0.24)
  Distribution to shareholders from net capital
     gains.........................................      (1.39)         (0.27)         (1.38)       (0.62)       (0.53)
                                                    ----------     ----------       --------     --------     --------
          Total dividends and distributions........      (1.94)         (0.33)         (2.13)       (1.08)       (0.77)
                                                    ----------     ----------       --------     --------     --------
Net asset value, end of year....................... $    40.78     $    34.31     $    28.06     $  20.82     $  21.35
                                                    ==========     ==========       ========     ========     ========
          Total return.............................      24.50%         23.47%         46.89%        2.57%       10.39%
                                                    ----------     ----------       --------     --------     --------
Net assets, end of year (000)...................... $2,672,932     $1,935,343     $1,264,718     $689,252     $525,163
                                                    ----------     ----------       --------     --------     --------
Ratio of net operating expenses to average net
  assets...........................................       0.76%          0.74%          0.67%        0.64%        0.66%
                                                    ----------     ----------       --------     --------     --------
Ratio of net operating expenses (excluding waivers)
  to average net assets............................       0.76%          0.74%          0.67%        0.64%        0.66%
                                                    ----------     ----------       --------     --------     --------
Ratio of net investment income to average net
  assets...........................................       1.14%          2.16%          1.80%        2.23%        3.21%
                                                    ----------     ----------       --------     --------     --------
Ratio of net investment income (excluding waivers)
  to average net assets............................       1.14%          2.16%          1.80%        2.23%        3.21%
                                                    ----------     ----------       --------     --------     --------
Portfolio turnover.................................         32%            29%            31%          33%          21%
                                                    ----------     ----------       --------     --------     --------
Average commission per share (a)................... $   0.0574     $   0.0531
                                                    ----------     ----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
(a) Disclosure not applicable to periods prior to 1996. Represents average commission rate per share charged to the fund on purchases and sales of equity investments on which commissions were charged during the period.

                         ENTERPRISE ACCUMULATION TRUST

                         INTERNATIONAL GROWTH PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                YEARS ENDED DECEMBER 31,             PERIOD OF
                                                             -------------------------------     NOVEMBER 18, 1994-
                                                              1997        1996        1995       DECEMBER 31, 1994
                                                             -------     -------     -------     ------------------
Net asset value, beginning of year.........................  $  6.05     $  5.39     $  4.96           $ 5.00
                                                              ------     -------     -------           ------
Income from investment operations:
     Net investment income.................................     0.06        0.05        0.04               --
     Net realized and unrealized gain (loss) on
       investments.........................................     0.26        0.63        0.67            (0.04)
                                                              ------     -------     -------           ------
          Total from investment operations.................     0.32        0.68        0.71            (0.04)
                                                              ------     -------     -------           ------
Less dividends and distributions:
     Dividends to shareholders from net investment
       income..............................................    (0.04)         --       (0.04)              --
     Distribution to shareholders from net capital gains...    (0.15)      (0.02)      (0.24)              --
                                                              ------     -------     -------           ------
          Total dividends and distributions................    (0.19)      (0.02)      (0.28)              --
                                                              ------     -------     -------           ------
Net asset value, end of year...............................  $  6.18     $  6.05     $  5.39           $ 4.96
                                                              ======     =======     =======           ======
          Total return.....................................     5.26%      12.65%      14.64%           (0.80)%(c)
                                                              ------     -------     -------           ------
Net assets, end of year (000)..............................  $78,148     $52,768     $18,598           $3,247
                                                              ------     -------     -------           ------
Ratio of net operating expenses to average net assets......     1.19%       1.38%       1.55%            1.55% (b)
                                                              ------     -------     -------           ------
Ratio of net operating expenses (excluding waivers) to
  average net assets.......................................     1.19%       1.38%       2.21%            8.85% (b)
                                                              ------     -------     -------           ------
Ratio of net investment income to average net assets.......     1.34%       1.32%       1.17%            0.80% (b)
                                                              ------     -------     -------           ------
Ratio of net investment income (excluding waivers) to
  average net assets.......................................     1.34%       1.32%       0.51%           (6.34)%(b)
                                                              ------     -------     -------           ------
Portfolio turnover.........................................       28%         21%         27%               0%
                                                              ------     -------     -------           ------
Average commission per share (a)...........................  $0.0257     $0.0224
                                                              ------     -------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
(a) Disclosure not applicable to periods prior to 1996. Represents average commission rate per share charged to the fund on purchases and sales of equity investments on which commissions were charged during the period.
(b) Annualized.
(c) Not annualized.

                         ENTERPRISE ACCUMULATION TRUST

                           HIGH-YIELD BOND PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                              YEARS ENDED DECEMBER 31,                  PERIOD OF
                                                      -----------------------------------------     NOVEMBER 18, 1994-
                                                            1997             1996        1995       DECEMBER 31, 1994
                                                      -----------------     -------     -------     ------------------
Net asset value, beginning of year..................       $  5.51          $  5.31     $  4.98           $ 5.00
                                                            ------          -------     -------           ------
Income from investment operations:
     Net investment income..........................          0.51             0.45        0.45             0.04
     Net realized and unrealized gain (loss) on
       investments..................................          0.20             0.21        0.35            (0.01)
                                                            ------          -------     -------           ------
          Total from investment operations..........          0.71             0.66        0.80             0.03
                                                            ------          -------     -------           ------
Less dividends and distributions:
     Dividends to shareholders from net investment
       income.......................................         (0.51)           (0.45)      (0.45)           (0.05)
     Distribution to shareholders from net capital
       gains........................................            --            (0.01)      (0.02)              --
                                                            ------          -------     -------           ------
          Total dividends and distributions.........         (0.51)           (0.46)      (0.47)           (0.05)
                                                            ------          -------     -------           ------
Net asset value, end of year........................       $  5.71          $  5.51     $  5.31           $ 4.98
                                                            ======          =======     =======           ======
          Total return..............................         13.38%           12.93%      16.59%            0.50%(c)
                                                            ------          -------     -------           ------
Net assets, end of year (000).......................       $68,364          $34,411     $15,223           $1,421
                                                            ------          -------     -------           ------
Ratio of net operating expenses to average net
  assets............................................          0.77%            0.85%       0.85%            0.85%(b)
                                                            ------          -------     -------           ------
Ratio of net operating expenses (excluding waivers)
  to average net assets.............................          0.77%            0.94%       1.59%            7.80%(b)
                                                            ------          -------     -------           ------
Ratio of net investment income to average net
  assets............................................          8.47%            8.57%       8.51%            7.84%(b)
                                                            ------          -------     -------           ------
Ratio of net investment income (excluding waivers)
  to average net assets.............................          8.47%            8.48%       7.77%            0.80%(b)
                                                            ------          -------     -------           ------
Portfolio turnover..................................           175%             175%        115%               0%
                                                            ------          -------     -------           ------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
(b) Annualized.
(c) Not annualized.

                         ENTERPRISE ACCUMULATION TRUST

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1997

1. ORGANIZATION OF THE TRUST

     Enterprise Accumulation Trust (the "Trust") was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of five classes of shares of beneficial interest at $.01 par value: the Equity Portfolio, the Small Cap Portfolio, the Managed Portfolio, the International Growth Portfolio and the High-Yield Bond Portfolio. The Trust serves as an investment vehicle for MONYMaster, a flexible payment variable annuity policy, and MONY Equity Master, a flexible premium variable universal life insurance policy, issued by The Mutual Life Insurance Company of New York, Inc. ("MONY") and MONY America, a wholly-owned subsidiary of MONY. The Trust also serves as an investment vehicle for a corporate-sponsored variable universal life product issued by MONY America. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

     Valuation of Investments -- The Equity, Small Cap, Managed, International Growth and High-Yield Bond Portfolios: Investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sales price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service approved by the Board of Trustees. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

     Special Valuation Risk -- The high-yield securities in which the High-Yield Bond Portfolio may invest may be considered speculative in regard to the issuer's continuing ability to meet principal and interest payments. The value of the lower rated securities in which the High-Yield Bond Portfolio may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

     Repurchase Agreements -- Each Portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a Portfolio would acquire a debt security for a relatively short period (usually for one day and not for more than one week) subject to an obligation of the seller to repurchase and of the Portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Portfolio's holding period. Under each repurchase agreement, the Portfolio receives, as collateral, securities whose market value (including interest) is at least equal to the repurchase price.

     Futures Contracts -- Upon entering into such a contract, a Portfolio is required to deposit with the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments, known as "variation margin," are recorded by the Portfolio as unrealized appreciation or depreciation. When the contract is closed the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed and reverses any unrealized appreciation or depreciation previously recorded. There were no open futures contracts held in any of the Portfolios at December 31, 1997.

     Foreign Currency Translation -- Securities, other assets and liabilities of the International Growth Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars at the bid price of such currency against U.S. dollars last quoted by a major bank. Dividend and interest income and certain expenses denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains and losses are realized upon ultimate receipt or disbursement. The Trust does not isolate that portion of its realized and unrealized gains on investments from changes in foreign exchange rates from fluctuations arising from changes in the market prices of the investments.

     Security Transactions and Other Income -- Security transactions are accounted for on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold has been determined on the basis of identified cost. Dividend

                         ENTERPRISE ACCUMULATION TRUST

                               DECEMBER 31, 1997

income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over lives of the respective securities.

     Expenses -- Each portfolio bears expenses incurred specifically on its behalf as well as a portion of the common expenses of the Trust.

     Federal Income Taxes -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no Federal income tax provision is required.

     Use of Estimates in Preparation of Financial Statements -- Preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Dividends and Distributions -- The Equity, Small Cap, Managed and International Growth Portfolios: Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. The High-Yield Bond Portfolio: Dividends from net investment income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and paid at least annually.

3. FORWARD CURRENCY CONTRACTS

     As part of its investment program, the International Growth Portfolio utilizes forward currency exchange contracts to manage exposure to currency fluctuations and hedge against adverse changes in connection with purchases and sales of securities. The Portfolio enters into forward contracts only for hedging purposes. At December 31, 1997, the International Growth Portfolio had entered into various forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Outstanding contracts at December 31, 1997 are as follows:

                           CONTRACT TO                 NET UNREALIZED
SETTLEMENT     -----------------------------------     APPRECIATION/
   DATE            RECEIVE             DELIVER         (DEPRECIATION)
----------     ---------------     ---------------     --------------
1/20/98         USD  1,627,054      AUD  2,200,000       $  192,566
1/20/98         USD  1,749,351      BEL 64,000,000           19,992
1/20/98         CAD  1,800,000      USD  1,329,394          (68,908)
1/20/98         CHF  4,300,000      USD  2,981,556          (31,578)
1/20/98         USD    968,523      CHF  1,400,000            8,065
1/20/98         USD    395,793       DEM   700,000            6,218
1/20/98         DKK  4,700,000      USD    696,255           (9,603)
1/20/98        FRF   9,300,000      USD  1,522,313           24,714
1/20/98         USD  5,061,028      GBP  3,030,000           89,087
1/20/98         USD  1,183,037      HKD  9,200,000           (3,226)
1/20/98         HKD  3,000,000      USD    383,853            2,972
1/20/98         USD    402,825     ITL 730,000,000           (9,762)
1/20/98        JPY 583,000,000      USD  4,957,989         (480,007)
1/20/98         USD  3,128,922     JPY 374,000,000          256,254
1/20/98         USD    675,042       MYR 1,800,000          211,874
1/20/98         USD    577,599      NLG  1,150,000            9,726
1/20/98         NLG  2,550,000      USD  1,272,487          (13,290)
1/20/98         NOK  3,000,000      USD    427,137          (20,466)
1/20/98         SEK 14,500,000      USD  1,872,538          (45,287)
1/20/98         USD  1,317,472      SEK 10,200,000           32,095
1/20/98         USD    817,439      SGD  1,200,000          107,522
                                                          ---------
                                                         $  278,958
                                                          =========

                         ENTERPRISE ACCUMULATION TRUST

                               DECEMBER 31, 1997

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The investment advisory fee is payable monthly to Enterprise Capital Management, Inc. ("Enterprise Capital"), a wholly-owned subsidiary of MONY, and is computed as a percentage of each Portfolio's net assets as of the close of business each day and is as follows: for each of the Equity, Small Cap, and Managed Portfolios, .80% for the first $400 million, .75% for the next $400 million, and .70% for net assets over $800 million, .85% for the International Growth Portfolio and .60% for the High-Yield Bond Portfolio.

     Enterprise Capital has agreed to reimburse the Portfolios for expenses incurred in excess of a percentage of average net assets. The percentages are as follows: Equity -- .95%, Small Cap -- .95%, Managed -- .95%, International Growth Portfolio -- 1.55% and High-Yield Bond Portfolio -- .85%.

     Enterprise Capital has entered into sub-advisory agreements with various investment advisers as Portfolio Managers for the Trust. A portion of the management fee received by Enterprise Capital is paid to the Portfolio Manager.

5. PURCHASES AND SALES OF SECURITIES

     For the year ended December 31, 1997, purchases and sales proceeds of investment securities, other than short-term securities, were as follows:

                                                               U.S. GOVERNMENT
                                                                 OBLIGATIONS                 STOCKS AND BONDS
                                                           ------------------------    ----------------------------
                       PORTFOLIO                           PURCHASES       SALES        PURCHASES         SALES
--------------------------------------------------------   ----------    ----------    ------------    ------------
Equity..................................................           --            --    $122,604,162    $ 56,389,528
Small Cap...............................................           --            --     200,540,520     139,316,877
Managed.................................................           --            --     788,461,611       9,275,527
International Growth....................................           --            --      43,344,114      18,394,338
High-Yield Bond.........................................   $3,803,637    $1,524,063     107,190,504      80,036,195

6. UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS AND DISTRIBUTIONS

     At December 31, 1997, the composition of unrealized appreciation (depreciation) of investment securities and the cost of investment for Federal income tax purposes were as follows:

                                                                                                     NET APPRECIATION
                      PORTFOLIO                          TAX COST      APPRECIATION   DEPRECIATION    (DEPRECIATION)
----------------------------------------------------- --------------   ------------   ------------   ----------------
Equity............................................... $  382,017,441   $139,174,894   $ (1,656,271)    $137,518,623
Small Cap............................................    306,663,418     76,677,207     (9,870,000)      66,807,207
Managed..............................................  1,831,881,883    830,588,366    (21,867,808)     808,720,558
International Growth.................................     75,633,249     10,086,803     (8,738,048)       1,348,755
High-Yield Bond......................................     65,270,632      2,238,213       (268,113)       1,970,100

     The capital gains dividend distribution paid to shareholders, taken in additional shares, is as follows:

                                                                                              28% CAPITAL GAINS
                                                                                              -----------------
Equity Portfolio...........................................................................      $10,973,315
Small Cap Portfolio........................................................................       15,475,183
Managed Portfolio..........................................................................       75,381,463
International Growth Portfolio.............................................................          650,328
High-Yield Bond............................................................................          106,706

     Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures and options transactions, losses deferred due to wash sales, foreign currency transactions, investments in passive foreign investment companies, and excise tax regulations.

     Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Any taxable gain remaining at fiscal year end is distributed in the following year.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Enterprise Accumulation Trust:

     We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of each of the portfolios of Enterprise Accumulation Trust (Equity, Small Cap, Managed, International Growth, and High-Yield Bond Portfolios) as of December 31, 1997 and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years (or periods) in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1993 were audited by other auditors, whose report dated February 18, 1994, expressed an unqualified opinion thereon.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Enterprise Accumulation Trust (Equity, Small Cap, Managed, International Growth, and High-Yield Bond Portfolios) as of December 31, 1997, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the four years (or periods) in the period then ended in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Atlanta, Georgia
February 19, 1998

TRUSTEES AND PRINCIPAL OFFICERS

Victor Ugolyn                                  Trustee, Chairman, President and
                                               Chief Executive Officer
Arthur T. Dietz                                Trustee
Samuel J. Foti                                 Trustee
Arthur Howell                                  Trustee
William A. Mitchell, Jr.                       Trustee
Lonnie H. Pope                                 Trustee
Michael I. Roth                                Trustee
Phillip G. Goff                                Vice President
Catherine R. McClellan                         Secretary
Herbert M. Williamson                          Treasurer

INVESTMENT ADVISER

Enterprise Capital Management, Inc.
Atlanta Financial Center
3343 Peachtree Road, Suite 450
Atlanta, Georgia 30326

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company
P. O. Box 1713
Boston, Massachusetts 02105

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
1100 Campanile Building
1155 Peachtree Street
Atlanta, Georgia 30309

     This report is authorized for distribution only to shareholders and to others who have received a copy of this Trust's prospectus.

                       STATEMENT OF ADDITIONAL INFORMATION


Enterprise Accumulation Trust
Atlanta Financial Center
3343 Peachtree Road, N.E., Ste. 450
Atlanta, GA 30326-1022
(800) 432-4320

   This Statement of Additional Information (the "Additional Statement") is not a Prospectus. Investors should understand that this Additional Statement should be read in conjunction with the Prospectus dated May 1, 1998 (the "Prospectus") of Enterprise Accumulation Trust (the "Fund"). Mutual of New York ("MONY") contractowners can obtain copies of the Prospectus of the Fund by written request to MONY, Mail Drop 9-34, 1740 Broadway, New York, NY 10019 or by calling MONY at (800) 487-6669.

The date of this Additional Statement is May 1, 1998.

                                TABLE OF CONTENTS

General Information and History............................................    2
Investment of Assets.......................................................    2
Investment Restrictions....................................................    7
Trustees and Officers......................................................   10
Control Persons............................................................   12
Investment Management and Other Services...................................   12
Determination of Net Asset Value...........................................   14
Dividends, Distribution and Taxes..........................................   14
Fund Yield and Total Return Information....................................   15
Additional Information.....................................................   16
Financial Statements.......................................................  A-l

                         GENERAL INFORMATION AND HISTORY

    The Fund was organized as a Massachusetts business trust under the name Quest for Value Accumulation Trust on March 2, 1988. On September 16, 1994, it changed its name to The Enterprise Accumulation Trust. In addition, the Fund's Bond and Money Market Portfolios were reorganized, and all of their respective assets were transferred to another registered investment company. The Fund commenced offering the International Growth and High-Yield Bond Portfolios on November 18, 1994. The Small Cap Fund's name was changed on May 1, 1998, to the Small Company Value Fund.


                              INVESTMENT OF ASSETS

    The investment objective and policies of each Portfolio of the Fund are described in the Prospectus. A further description of the investments and investment methods applicable to certain Funds appears below.


    Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. Some obligations issued or guaranteed by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Bank, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by the Federal National Mortgage Association ("Fannie Mae"), are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.


   Information on Time Deposits and Variable Rate Notes. The Portfolios may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the 10% limit on illiquid investments set forth in the Prospectus.


    The commercial paper obligations which the Portfolios may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit a Portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Portfolio as lender and the issuer as borrower. It permits daily changes in the amounts borrowed. The Portfolio has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Portfolio and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. The Portfolios have no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the Portfolio Managers will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. The Portfolios will not invest more than 5% of their total assets in variable rate notes.


    Insured Bank Obligations. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $100,000. The Portfolios may, within the limits set forth in the Prospectus, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a Portfolio will treat such obligations as subject to the 10% limit for illiquid investments set forth in the Prospectus for each Portfolio unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

   Lower Rated Bonds. Each Portfolio, other than the High-Yield Bond Portfolio, may invest up to 5%, and the High-Yield Bond Portfolio may invest up to 100%, of its assets in bonds rated below Baa3 by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P"). Securities rated less than "Baa" by Moody's or "BBB" by S&P are classified as non-investment grade securities and are considered speculative by those rating agencies. It is the Fund's policy not to rely exclusively on ratings issued by credit rating agencies but to supplement such ratings with the respective Portfolio Manager's own independent and ongoing review of credit quality. Junk bonds may be issued as a consequence of corporate restructuring, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies. Although the growth of the high yield securities market in the 1980s had paralleled a long economic expansion, recently many issuers have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on (i) the high yield bond market, (ii) the value of high yield securities and (iii) the ability of the securities' issuers to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. The market for junk bonds may be less liquid than the market for investment grade bonds. In periods of reduced market liquidity, junk bond prices may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Under such conditions, a Portfolio may find it difficult to value its junk bonds accurately. Under such conditions, a Portfolio may have to use subjective rather than objective criteria to value its junk bond investments accurately and rely more heavily on the judgment of the Fund's Board of Trustees. Prices for junk bonds also may be affected by legislative and regulatory developments. For example, recent federal rules require that savings and loans gradually reduce their holdings of high-yield securities. Also, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructuring such as takeovers, mergers or leveraged buyouts. Such legislation, if enacted, may depress the prices of outstanding junk bonds.



   Stock Index Futures and Related Options. Unlike when a Portfolio purchases or sells a security, no price is paid or received by the Portfolio upon the purchase or sale of a futures contract. Instead, the Portfolio will be required to deposit with its broker an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This is known as initial margin. Such initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. In addition, because under current futures industry practices daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Portfolio may be required to make additional payments during the term of the contract to its broker. Such payments would be required where during the term of a stock index futures contract purchased by the Portfolio, the price of the underlying stock index declined, thereby making the Portfolio's position less valuable. In all instances involving the purchase of stock index futures contracts by the Portfolio resulting in a net long position, an amount of cash and cash equivalents equal to the market value of the futures contracts will be deposited in a segregated account with the Fund's custodian to collateralize the position and thereby insure that the use of such futures is unleveraged. At any time prior to the expiration of the futures contract, the Portfolio may elect to close the position by taking an opposite position which will operate to terminate the Portfolio's position in the futures contract.



   There are several risks in connection with the use of stock index futures in the Portfolios as a hedging device. One risk arises because of the imperfect correlation between the price of the stock index future and the price of the securities which are the subject of the hedge. This risk of imperfect correlation increases as the composition of the Portfolio diverges from the securities included in the applicable stock index. The price of the stock index future may move more than or less than the price of the securities being hedged. If the price of the stock index future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolios would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction this advantage will be partially offset by the stock index future. If the price of the stock index futures moves more than the price of the stock the Portfolio will experience a loss or a gain on the future which will not be completely offset by movement in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Portfolio may buy or sell stock index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the index. Conversely, the Portfolio may buy or sell fewer stock index futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the stock index. It is possible that where the Portfolio has sold futures to hedge against a decline in the market, the market may advance and the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in the value of its securities. While this should occur, if at all, for a very brief period or to a very small degree, the Portfolio Manager believes that over time the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based. It is also possible that if the Portfolio has hedged against the possibility of a decline in the market adversely affecting stocks it held and stock prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of its stock which it had hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may also have to sell securities at a time when it may be disadvantageous to do so.



   Where futures are purchased to hedge against a possible increase in the price of stocks before the Portfolio is able to invest its cash (or cash equivalents) in stock (or options) in an orderly fashion, it is possible the market may decline instead. If the Portfolio then concluded to not invest in stock or options at the time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.


   In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the Portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures, the value of stock index futures contracts as a hedging device may be reduced.


   Currently, stock index futures contracts can be purchased or sold with respect to several different stock indices, each based on a different measure of market performance. Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, as with stock options, there is no assurance that a liquid secondary market or an exchange or board of trade will exist for any particular contract or at any particular time. In such event it may not be possible to close a futures position and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge Fund securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.


   In addition, if the Portfolio has insufficient cash it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it is disadvantageous to do so.


   Financial Futures. No price is paid or received upon the purchase of a financial future. Upon entering into a futures transaction, a Portfolio will be required to deposit an initial margin payment equal to a specified percentage of the contract value. Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures commission merchant's name; however the futures commission merchant can gain access to the account only under specified conditions. As the future is marked to market to reflect changes in its market value, subsequent payments, called variation margin, will be made to or from the futures commission merchant on a daily basis. Prior to expiration of the future, if the Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. Although financial futures by their terms call for the actual delivery or acquisition of the specified debt security, in most cases the obligation is fulfilled by closing out the position. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded. At present, no Portfolio intends to enter into financial futures and options on such futures if after any such purchase, the sum of initial margin deposits on futures and premiums paid on futures options would exceed 5% of a Fund's total assets. This limitation is not a fundamental policy.


   Writing Calls. When any of the Equity, Small Company Value or International Growth Portfolio writes a call, it receives a premium and agrees to sell the callable securities to a purchaser of a corresponding call during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying securities) regardless of market price changes during the call period. If the call is exercised, the Portfolio forgoes any possible profit from an increase in market price over the exercise price. A Portfolio may, in the case of listed options, purchase calls in "closing purchase transactions" to terminate a call obligation. A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call written is more or less than the price of the call subsequently purchased. A profit may be realized if the call lapses unexercised, because the Portfolio retains the underlying security and the premium received. Sixty percent of any such profits are considered long-term gains and forty percent are considered short-term gains for tax purposes. If, due to a lack of a market, a Portfolio could not effect a closing purchase transaction, it would have to hold the callable securities until the call lapsed or was exercised. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC") in connection with listed calls, as to the securities on which the Portfolio has written calls, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Portfolio's entering into a closing purchase transaction.


   An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio's option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by a Portfolio may cause the Portfolio to sell securities to cover the call, thus increasing its turnover rate in a manner beyond the Portfolio's control.


   Call Options. The Portfolios may write (sell) call options that are listed on national securities exchanges or are available in the over-the-counter market through primary broker-dealers. Call options are short-term contracts with a duration of nine months or less. Such Portfolios of the Fund may only write call options which are "covered," meaning that the Portfolio either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration, upon conversion or exchange of other securities currently held in the Portfolio. In addition, no Portfolio will, prior to the expiration of a call option, permit the call to become uncovered. If a Portfolio writes a call option, the purchaser of the option has the right to buy (and the Portfolio has the option to sell) the underlying security against payment of the exercise price throughout the term of the option. The Portfolio's obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Portfolio were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. The Portfolio would not be able to effect a closing purchase transaction after it had received notice of exercise. The International Growth Portfolio may purchase and write covered call options on foreign and U.S. securities and indices and enter into related closing transactions.

   Generally, such a Portfolio intends to write listed covered calls when it anticipates that the rate of return from doing so is attractive, taking into consideration the premium income to be received, the risks of a decline in securities prices during the term of the option, the probability that closing purchase transactions will be available if a sale of the securities is desired prior to the exercise, or expiration of the options, and the cost of entering into such transactions. A principal reason for writing calls on a securities portfolio is to attempt to realize, through the receipt of premium income, a greater return than would be earned on the securities alone. A covered call writer such as a Portfolio, which owns the underlying security has, in return for the premium, given the opportunity for profit from a price increase in the underlying security above the exercise price, but it has retained the risk of loss should the price of the security decline.

   The writing of covered call options involves certain risks. A principal risk arises because exchange and over-the-counter markets for options are a relatively new and untested concept, it is impossible to predict the amount of trading interest which may exist in such options, and there can be no assurance that viable exchange and over-the-counter markets will develop or continue. The Portfolios will write covered call options only if there appears to be a liquid secondary market for such options. If, however, an option is written and a liquid secondary market does not exist, it may be impossible to effect a closing purchase transaction in the option. In that event, the Portfolio may not be able to sell the underlying security until the option expires or the option is exercised, even though it may be advantageous to sell the underlying security before that time.

FOREIGN CURRENCY VALUES AND TRANSACTIONS

   Investments in foreign securities will usually involve currencies of foreign countries, and the value of the assets of the International Growth Portfolio (and of the other Portfolios that may invest in foreign securities to a much lesser extent) as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the International Growth Portfolio may incur costs in connection with conversions between various currencies.


   The normal currency allocation of the International Growth Portfolio is identical to the currency mix of the Benchmark. The Portfolio expects to maintain this normal currency exposure when global currency markets are fairly priced relative to each other and relative to associated risks. The Portfolio may actively deviate from such normal currency allocations to take advantage of or to protect the Portfolio from risk and return characteristics of the currencies and short-term interest rates when those prices deviate significantly from fundamental value. Deviations from the Benchmark are determined by the Portfolio Manager based upon its research.


   To manage exposure to currency fluctuations, the Portfolio may alter equity or money market exposures (in its normal asset allocation mix as previously identified), enter into forward currency exchange contracts, buy or sell options, futures or options on futures relating to foreign currencies and may purchase securities indexed to currency baskets. The Portfolio will also use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. Some of these strategies may require the Portfolio to set aside liquid assets in a segregated custodial account to cover its obligations. These techniques are further described below.


   The Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The Portfolio will convert currency on a spot basis from time to time and investors should be aware of the potential costs of currency conversion.


   When the Portfolio Manager believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Portfolio may enter into a currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency.

   At the maturity of a forward contract, the Portfolio may either sell a Portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by repurchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Portfolio may realize a gain or loss from currency transactions.


   The Portfolio also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Portfolio's exposure to changes in currency exchange rates. Call options on foreign currency written by the Portfolio will be "covered", which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by the Portfolio, the Portfolio will establish a segregated account with its custodian bank consisting of cash, U.S. government securities or other high grade liquid debt securities in amount equal to the amount the Portfolio would be required to pay upon exercise of the put.



   Foreign Securities
   As noted above, under normal circumstances the International Growth Portfolio will invest primarily in foreign securities. All other Portfolios may, subject to the 10% limitation, invest in foreign securities as well as both sponsored and unsponsored American Depository Receipts ("ADRs"), and European Depository Receipts ("EDRs") which are securities of U.S. issuers backed by securities of foreign issuers. There may be less information available about unsponsored ADRs and EDRs, and therefore, they may carry higher credit risks. The Portfolios may also invest in securities of foreign branches of domestic banks and domestic branches of foreign banks.


   Investments in foreign equity and debt securities involve risks different from those encountered when investing in securities of domestic issuers. The appropriate Portfolio Managers and Enterprise Capital, subject to the overall review of the Fund's Trustees, evaluate the risks and opportunities when investing in foreign securities. Such risks include trade balances and imbalances and related economic policies; currency exchange rate fluctuations; foreign exchange control policies; expropriation or confiscatory taxation; limitations on the removal of funds or other assets; political or social instability; the diverse structure and liquidity of securities markets in various countries and regions; policies of governments with respect to possible nationalization of their own industries; and other specific local, political and economic considerations.


                            INVESTMENT RESTRICTIONS

   The Fund's significant investment restrictions applicable to the Portfolios are described in the Prospectus. The following are also fundamental policies and, together with the restrictions and other fundamental policies described in the Prospectus, cannot be changed without the vote of a majority of the outstanding voting securities of that Portfolio. Such a majority is defined as the lesser of (a) 67% or more of the shares of the Portfolio present at the meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (b) more than 50% of the outstanding shares of the Portfolio. For the purposes of the following restrictions and those contained in the Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Portfolio.


   Each Portfolio is subject to certain investment restrictions which, together with its investment objective, are fundamental policies changeable only by shareholder vote. Under some of those restrictions, each Fund may not:


      1. As to 75% of the assets of any Portfolio, invest more than 5% of the value of its total assets in the securities of any one issuer, or purchase more than 10% of the voting securities, or more than 10% of any class of security, of any issuer (for this purpose all outstanding debt securities of an issuer are considered as one class and all preferred stock of an issuer are considered as one class).

      2. Concentrate its investments in any particular industry, but if deemed appropriate for attaining its investment objective, a Portfolio may invest up to 25% of its total assets (valued at the time of investment) in any one industry classification used by that Portfolio for investment purposes.

      3. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation.

      4. Make loans of money or securities, except (a) by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) by investing in repurchase agreements; or (c) by lending its Fund securities, not in excess of 10% of the value of a Portfolio's total assets, made in accordance with guidelines adopted by the Fund's Board of Trustees, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned.

      5. Borrow money in excess of 10% of the value of its total assets. It may borrow only as a temporary measure for extraordinary or emergency purposes and will make no additional investments while such borrowings exceed 5% of the total assets. Such prohibition against borrowing does not prohibit escrow or other collateral or margin arrangements in connection with the hedging instruments which a Fund is permitted to use by any of its other fundamental policies.

      6. Invest more than 10% of its net assets in illiquid securities (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days.

      7. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or any officer or director of the Investment Adviser or the Portfolio Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding voting securities of such issuer.

      8. Purchase or sell real estate; however, the Portfolios may purchase marketable securities of issuers which engage in real estate operations or which invest in real estate or interests therein, and securities which are secured by real estate or interests therein.

      9. Purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases of portfolio securities) or sell securities short except "against the box." (Collateral arrangements in connection with transactions in options and futures are not deemed to be margin transactions.)

      10. Purchase or sell physical commodities or physical commodity futures contracts, or oil, gas or mineral exploration or developmental programs, except that a Portfolio may invest in the securities of companies which operate, invest in, or sponsor such programs.

      11. Engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a Fund security.

      12. Invest for the purposes of exercising control or management of another company.

      13. Issue senior securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act") except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; or (c) lending Fund securities.

      14. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

      15. Invest more than 5% of the value of its total assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

      16. Invest more than 10% of its total assets in securities which are restricted as to disposition under the federal securities laws or otherwise. This restriction shall not apply to securities received as a result of a corporate reorganization or similar transaction affecting readily marketable securities already held by the respective Portfolios; however, each Portfolio will attempt to dispose in an orderly fashion of any securities received under these circumstances to the extent that such securities, together with other unmarketable securities, exceed 10% of that Portfolio's total assets.

All percentage limitations apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from a Portolio.

                              TRUSTEES AND OFFICERS

   The trustees and officers of the Fund, and their principal occupations during the past five years, are set forth below. Trustees who are "interested persons", as defined in the 1940 Act, are denoted by an asterisk. As to their duties relative to the Fund, the address of each is Atlanta Financial Center, 3343 Peachtree Road, N.E., Ste. 450, Atlanta, GA 30326-1022. As of May 1, 1998, the trustees and officers of the Fund as a group owned none of its outstanding shares.

NAME AND AGE                         PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
------------                         -------------------------------------------

Arthur T. Dietz (74)                 President, ATD Advisory Corp. since 1996;
Trustee                              President and Chief Executive Officer,
                                     Strategic Portfolio Management, Inc.,
                                     1987-1995; Mills B. Lane Professor of
                                     Finance and Banking, Emory University,
                                     1954-1988; Director, The Enterprise Group of Funds, Inc.

*Samuel J. Foti (46)                 President and Chief Operating Officer, MONY
Trustee                              since 1994; Executive Vice President, MONY
                                     (1991-1994); Trustee, MONY since 1993;
                                     Senior Vice President, MONY (1989-1991);
                                     Director, MONY Life Insurance Co. of
                                     America since 1989; Director, MONY
                                     Brokerage, Inc. since 1990; Director, MONY
                                     International Holdings, Inc. since 1994;
                                     Director, MONY Life Insurance Company of the Americas, Ltd. since 1994, MONY Bank &
                                     Trust Co. of the Americas, Ltd. since 1994;
                                     Director, Life Insurance Marketing and
                                     Research Associates; Chairman, Life
                                     Insurance Marketing and Research Associates
                                     1996-1997; Director, The Enterprise Group of Funds, Inc.

Arthur Howell (79)                   Of Counsel, law firm of Alston & Bird,
Trustee                              Atlanta, Georgia; President, Summit
                                     Industries, Inc.; Chairman, Crescent
                                     Banking Co., Inc.; President, Jonesheirs,
                                     Inc.; Director, The Enterprise Group of
                                     Funds, Inc.

William A. Mitchell, Jr.(58)         President/CEO, Carter & Associates (real
Trustee                              estate development), Atlanta, Georgia since
                                     1994; Director, John Wieland Homes since
                                     1992; Director, The Enterprise Group of
                                     Funds, Inc.

Lonnie H. Pope (64)                  Chief Executive Officer, Longleaf
Trustee                              Industries, Inc., Marietta, Georgia; Board
                                     Member, Georgia Chamber of Commerce;
                                     Director, The Enterprise Group of Funds,
                                     Inc.

*Michael I. Roth (52)                Chairman and Chief Executive Officer, MONY
Trustee                              since 1993; President and Chief Executive
                                     Officer, MONY (1991-1993); Director, MONY
                                     Life Insurance Company of America since
                                     1991; Director, ARES Holdings Inc. since
                                     1995; 1740 Advisers, Inc. since 1992; MONY
                                     CS, Inc. since 1989; Executive Vice
                                     President and Chief Financial Officer, MONY
                                     (1989-1991); Executive Vice President and
                                     Chief Financial Officer, Primerica
                                     Corporation (1987); Executive Vice
                                     President, Primerica Corporation
                                     (1982-1987); Director, The Enterprise Group of Funds, Inc.; Director, American Council of Life Insurance (ACLI); Director, the
                                     Life Insurance Counsel of New York;
                                     Director, Pitney Bowes, Inc.; Director,
                                     Promus Hotel Corporation.

*Victor Ugolyn (50)                  Chairman, President and Chief Executive
Trustee                              Officer, The Enterprise Group of Funds,
                                     Inc. since 1991; Chairman, President and
                                     Chief Executive Officer, Enterprise Capital and Enterprise Fund Distributors, Inc.
                                     since 1991; Chairman, President and Chief
                                     Executive Officer, Enterprise Accumulation
                                     Trust; Vice Chairman and Chief Marketing
                                     Officer, Value Line Securities, Inc.
                                     (1986-1991).

Catherine R. McClellan (42)          Secretary, The Enterprise Group of Funds,
Secretary                            Inc.; Senior Vice President, Secretary and
                                     Chief Counsel, Enterprise Capital
                                     Management, Inc.; Senior Vice President,
                                     Secretary and Chief Counsel, Enterprise
                                     Fund Distributors, Inc.

Herbert M. Williamson (47)           Assistant Secretary and Treasurer, The
Asst. Secretary, Treasurer           Enterprise Group of Funds, Inc.; Enterprise
                                     Capital Management, Inc. and Enterprise
                                     Fund Distributors, Inc.

Phillip G. Goff (34)                 Vice President and Chief Financial Officer,
Vice President                       The Enterprise Group of Funds, Inc.;
                                     Enterprise Capital Management, Inc. and
                                     Enterprise Fund Distributors, Inc. 1995 - present.

   Remuneration of Officers and Trustees. All officers of the Fund are officers of Enterprise Capital and receive no salary or fee from the Fund. The Trustees, other than Messrs. Foti, Roth and Ugolyn will be paid an annual fee of $10,000 plus $500 for each trustees' meeting attended and $500 for each committee meeting attended.

   The following sets forth compensation paid to each of the Trustees for the fiscal year ended December 31, 1997:

(1)                                (2)          (3)         (4)            (5)
                                             PENSION OR  ESTIMATED
                                AGGREGATE    RETIREMENT    ANNUAL         TOTAL
                               COMPENSATION   BENEFITS    BENEFITS     COMPENSATION
                                   FROM        ACCRUED      UPON      FROM REGISTRANT
NAME                            REGISTRANT      PART     RETIREMENT  PAID TO TRUSTEES
----                            ----------     -------   ----------  ----------------
Arthur T. Dietz .............     $13,500       None        None         $27,000
Arthur Howell ...............     $13,000       None        None         $26,000
William A. Mitchell, Jr. ....     $12,500       None        None         $25,000
Lonnie H. Pope ..............     $13,000       None        None         $27,000


----------
* Each Trustee received fees for services as a Director of The Enterprise Group of Funds, Inc.


                                 CONTROL PERSONS

   As of the date of this Additional Statement MONY and MONY Life Insurance Company of America ("MONY America"), its wholly-owned subsidiary, through their respective Variable Accounts, own all of the Fund's outstanding shares. The shares held by the Variable Accounts generally will be voted in accordance with instructions of Contractholders. Under certain circumstances, however, MONY and MONY America may disregard voting instructions received from Contractholders. The Fund might nonetheless be deemed to be controlled by MONY and MONY America by virtue of the definitions contained in the 1940 Act although the Fund disclaims such control.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

   Enterprise Capital Management, Inc. ("Enterprise Capital"), the investment adviser of each of the Funds, serves also as the investment adviser to The Enterprise Group of Funds, Inc. Enterprise Capital is a subsidiary of The Mutual Life Insurance Company of New York ("MONY"). Enterprise Capital provides oversight and management services to the Fund which include, but are not limited to, (1) supervising the Portfolio Managers' compliance with federal and state regulations, including the 1940 Act, (2) evaluating the Portfolio Managers' performance, (3) analyzing the composition of the investment Portfolios of each Portfolio of the Fund and preparing reports thereon for the Board or any committee of the Board, (4) evaluating each Portfolio's performance in comparison to similar mutual funds and other market information, (5) conducting searches, upon request of the Board, for a replacement for any Portfolio Manager then serving the Fund, and (6) preparing presentations to shareholders which analyze the Fund's overall investment program and performance.


   The Portfolio Manager Agreements. Under the Portfolio Manager Agreements, the Portfolio Managers, subject to the oversight of Enterprise Capital, are required to: (i) regularly provide investment advice and recommendations to the respective Portfolios of the Fund with respect to their investments, investment policies and the purchase and sale of securities; (ii) supervise continuously and determine the securities to be purchased or sold by the respective Portfolios of the Fund and the portion, if any, of the assets of these Portfolios of the Fund to be held uninvested; and (iii) arrange for the purchase of securities and other investments by the respective Portfolios of the Fund and the sale of securities and other investments held by each of these Portfolios of the Fund.


   Expenses not expressly assumed by Enterprise Capital under the Investment Adviser Agreement or by Enterprise Fund Distributors, Inc. (the "Distributor") are paid by the Fund. The Investment Adviser Agreement lists examples of expenses paid by the Fund, of which the major categories relate to interest, taxes, fees to noninterested trustees, legal and audit expenses, custodian and transfer agent expenses, stock issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation. Under the Investment Advisor Agreement, the Investment Adviser guarantees that the total expenses of the Fund in any fiscal year, exclusive of taxes, interest, brokerage fees and distribution expense reimbursements shall not exceed, and Enterprise

Capital undertakes to pay or refund to the Fund any amount by which such expenses do exceed, the most restrictive state law provisions in effect in states where shares of a Fund of the Fund are qualified to be sold. The payment of the management fee at the end of any month will be reduced or postponed so that at no time will there be any accrued but unpaid liability for the payment of the management fee under this expense limitation.

ADVISORY FEES PAID

                                            1997          1996*        1995**
                                        -----------   -----------   -----------
Equity...............................   $ 3,319,628   $ 1,743,990   $   752,635
Small Company Value..................     2,119,841     1,316,050       907,835
Managed .............................    16,976,135    11,086,850     5,852,587
High-Yield Bond .....................       299,011       143,878        49,627
International Growth ................       604,348       303,177        94,931

----------
* The Adviser has reallowed $21,526 to the High-Yield Bond during 1996.

** The Adviser has reallowed the following amounts of its advisory fees to the Portfolios during 1995: Equity -- $35,480, Small Company Value -- $41,237; Managed -- $57,047; High-Yield Bond -- $61,596; and International
   Growth -- $74,222.


   The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, Enterprise Capital or the Portfolio Manager, as the case may be, is not liable for any act or omission in the course of, or in connection with, the rendition of services thereunder. The Agreement permits the Investment Adviser to act as investment adviser for any other person or firm.

   Portfolio Transactions. Portfolio decisions are based upon recommendations and the judgment of the Portfolio Managers. Prices of portfolio securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of orders at the most favorable net price.

   Transactions may be directed to dealers during the course of an underwriting in return for their brokerage and research services, which are intangible and on which no dollar value can be placed. There is no formula for such allocation. The research information may or may not be useful to the Fund and/or other accounts of the Portfolio Managers; information received in connection with directed orders of other accounts managed by the Portfolio Managers or its affiliates may or may not be useful to the Fund. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Portfolio Managers, to make available additional views for consideration and comparison, and to enable the Portfolio Managers to obtain market information for the valuation of securities held by the Fund.

   Sales of shares of the Fund, subject to applicable rules covering the Distributor's activities in this area, will also be considered as a factor in the direction of Fund transactions to brokers and dealers, but only in conformity with the price, execution, and other considerations and practices discussed above.

   It is the practice of the Portfolio Managers to cause purchase or sale transactions to be allocated among the Portfolio and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the Portfolios of each Fund and other client accounts. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Portfolio Managers or an affiliate are combined, which in some cases could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. Transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for such account.

                        DETERMINATION OF NET ASSET VALUE

   The net asset value per share of each of the Portfolios of the Fund is determined each day the New York Stock Exchange (the "NYSE") is open, at the close of the regular trading session of the NYSE that day, by dividing the value of the Portfolio's net assets by the number of shares outstanding.

   Investment securities (other than debt securities) listed on a national securities exchange or designated as national market system securities are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded in the over-the-counter market but not designated as national market system securities are valued at the last quoted bid price. Investment debt securities (other than short-term obligations) are valued each business day by an independent pricing service approved by the Board of Trustees. Investments are valued by the pricing service using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of more than sixty days are valued on a "marked-to-market" basis, that is, at prices based upon market quotations for securities of similar type, yield, quality and maturity. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.
                       DIVIDENDS, DISTRIBUTIONS AND TAXES

   The dividend policies of the Portfolios are discussed in the Prospectus. In computing interest income, the Funds will amortize any discount or premium resulting from the purchase of debt securities except for mortgage- or other receivables-backed obligations subject to monthly payment of principal and interest. With respect to market discount on bonds issued after July
18, 1984, a portion of any capital gain realized upon disposition may be recharacterized as ordinary income.


                        FUND TRANSACTIONS AND BROKERAGE

   The Portfolio transactions and brokerage policies are set forth in the Prospectus. In the last three fiscal years ended December 31, the Fund has paid the following aggregate amounts for brokerage commissions on transactions in Fund securities.

                                         Total                   Affiliated
Portfolio                             Brokerage 1997           Brokerage 1997
---------                             --------------           --------------

Equity ......................           $  164,149                $ 67,454
Small Cap ...................           $  534,558                   NONE
International Growth ........           $  181,826                $  7,791
High-Yield Bond .............           $      562                   NONE
Managed .....................           $1,382,062                $442,852




                                         Total                   Affiliated
Portfolio                             Brokerage 1996           Brokerage 1996
---------                             --------------           --------------

Equity ......................           $  205,505                $  9,000
Small Cap ...................           $  784,580                $283,472
International Growth ........           $  100,152                $  3,358
High-Yield Bond .............           $      516                   NONE
Managed .....................           $1,004,698                $  6,000




                                         Total                   Affiliated
Portfolio                             Brokerage 1995           Brokerage 1995
---------                             --------------           --------------

Equity ......................           $  110,759                $  2,580
Small Cap ...................           $  377,157                $  9,660
International Growth ........           $   50,532                $  4,376
High-Yield Bond .............           $      464                   NONE
Managed .....................           $  937,342                $ 16,416


                     FUND YIELD AND TOTAL RETURN INFORMATION

   The average annual total return for the year ended March 31, 1998 and the period from inception through March 31, 1998 is shown in the following table:

AVERAGE ANNUAL TOTAL RETURN

                                 FOR THE YEAR     FOR THE FIVE YEARS
                                     ENDED              ENDED           FOR THE PERIOD
                                 MARCH 31, 1998     MARCH 31, 1998     FROM INCEPTION TO
PORTFOLIO                          (ONE YEAR)        (FIVE YEARS)      MARCH 31, 1998(1)
---------                        --------------   ------------------   -----------------
Equity ........................      39.64%             21.54%              18.46%
Small Company Value ...........      58.03%             17.77%              17.60%
International Growth  .........      17.14%               N/A               13.24%
Managed .......................      37.33%             22.31%              21.45%
High-Yield Bond ...............      17.33%               N/A               14.26%


(1) Reflects waiver of advisory fees and assumption of other expenses by the Portfolio Manager in its previous role as Investment Advisor. Without such waivers and assumptions, the average annual total return during the period would have been lower.



   The table above assumes that a $1,000 payment was made at the beginning of the period shown, that no further payments were made, and that any distributions from the assets of the Portfolio were reinvested. The table reflects the historical rates of return, and deductions for all charges, expenses and fees of the Fund.



   For the Equity, Small Company Value and International Growth Portfolios and for the equity securities of the Managed Portfolio, net investment income is the net of the dividends accrued (1/360 of the stated dividend rate multiplied by the number of days the particular security is in the Portfolio) on all equity securities during the 30-day period and expenses accrued for the period. It does not reflect capital gains or losses. For the Portfolios, net investment income is the net of interest earned on the obligation held by the Portfolio and expenses accrued for the period. Interest earned on the obligation is determined by (i) computing the yield to maturity based on the market value of each obligation held in the corresponding Portfolio and on the day before the beginning of the period with respect to debt obligations held by the Equity, Managed, International Growth and Small Company Value Portfolios (or as to obligations purchased during that 30-day period, based on the purchase price plus accrued interest); (ii) dividing the yield to maturity for each obligation by 360; (iii) multiplying that quotient by the market value of each obligation (including actual accrued interest) for each day of the subsequent 30-day month that the obligation is in the Portfolio; and (iv) totaling the interest on each obligation. Discount or premium amortization is recomputed at the beginning of each 30-day period and with respect to discount and premium on mortgage- or other receivables-backed obligations subject to monthly payment of principal and interest; discount and premium is not amortized on the remaining security. Gain or loss attributable to actual monthly paydowns is reflected as an increase or decrease in interest income during that period.



   The yield shown reflects deductions for all charges, expenses and fees of the Fund. The table does not reflect charges and deductions which are, or may be, imposed under the Contracts.



Net investment income of a Portfolio less all charges and expenses of the Fund with respect to that Portfolio is divided by the product of the average daily number of shares outstanding and the net asset value of one share on the last day of the period. The sum of the quotient + I is raised to the 6th power. I is subtracted from this result and then multiplied by 2.

                             ADDITIONAL INFORMATION

   Description of the Fund. It is not contemplated that regular annual meetings of shareholders will be held. Shareholders have the right, upon the declaration in writing or vote of a majority of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon written request of the record holders (for at least six months) of 10% of its outstanding shares. In addition, 10 shareholders holding the lesser of $25,000 or 1% of the Fund's outstanding shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give the applicants access to the Fund's shareholder list or mail the applicants' communication to all other shareholders at the applicants' expense.

   The Declaration of Trust contains an express disclaimer of shareholder liability for the Fund's obligations, and provides that the Fund shall indemnify any shareholder who is held personally liable for the obligations of the Fund. It also provides that the Fund shall assume, upon request, the defense of any claim made against any shareholder for any act or obligation of the Fund and shall satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust (such as the Fund) to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to the relatively remote circumstance in which the Fund itself would be unable to meet the obligations described above.

   Possible Additional Fund Series. If additional Portfolios are created by the Board of Trustees, shares of each such Portfolio will be entitled to vote as a class only to the extent permitted by the Act (see below) or as permitted by the Board of Trustees. Income and operating expenses would be allocated fairly among two or more Portfolios by the Board of Trustees.


   Under Rule 18f-2 under the 1940 Act, any matter required to be submitted to a vote of shareholders of any investment company which has two or more series outstanding is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of independent accountants. The Rule contains special provisions for cases in which an advisory agreement is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

   Distribution Agreement. Under the Distribution Agreement between each Fund and the Distributor, the Distributor acts as the Fund's agent in the continuous public offering of its shares. Expenses normally attributed to sales, including advertising and the cost of printing and mailing prospectuses other than those furnished to existing shareholders, are borne by the Distributor.

   Independent Accountants. Coopers & Lybrand L.L.P. serves as independent accountants of the Fund; their services include auditing the annual financial statements of each Portfolio as well as other related services. Coopers & Lybrand L.L.P. also serves as independent accountants for the Investment Adviser and its affiliates.

Part C      Other Information

Item 24.    Financial Statements and Exhibits

            Financial Statements:

                  Included in the Prospectus:

                          Financial Highlights

            Included in Part B:

                  Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Notes to Financial Statements, and Report of Independent Accountants for the year ended December 31, 1997 for the Enterprise Accumulation Trust.

            Included in Part C:

                  None

      Exhibits:

            (1) Declaration of Trust, as amended -- previously filed with original Registration Statement on Form N-1A on April 28, 1998.

            (2)   By-laws of Registrant.*

            (3)   Not Applicable.

            (4)   Not Applicable.

            (5)   Investment Sub-Advisory Agreement.

            (6)   Distribution Agreement.*

            (7)   Not Applicable.

            (8) Custody Agreement -- previously filed with Post-Effective Amendment No. 2 on May 1, 1990.

            (9)   Not Applicable.

            (10)  Opinion of Counsel: Filed herewith.

            (11)  Consent of Independent Accountants: Filed herewith.

            (12)  Not Applicable.

            (13)  Agreement relating to initial capital.*

            (14)  Not Applicable.

            (15)  Not Applicable.

            (16) Performance Calculations -- previously filed with Post-Effective Amendment No. 1 on May 1, 1989.

            * Previously filed with Pre-Effective Amendment No. 1 on July 13, 1988.

Item 25.    Persons Controlled by or Under Common Control with Registrant

            As of the date of this Post-Effective Amendment variable accounts of life insurance company affiliates of the Mutual Life Insurance Company of New York ("MONY") owns all the outstanding shares of the registrant as described in the Registrant's Statement of Additional Information. Shares of the Registrant will be voted as directed by persons having interests in the respective Variable Accounts. Registrant might be deemed to be controlled by such insurance company affiliates of MONY although Registrant declaims such control.

            The Subsidiaries of MONY are as follows: MONY Realty Partners, Inc., MONY Funding, Inc., MONY CS, Inc., MONY Brokerage, Inc., MONY Credit Corporation, 1740 Advisers, Inc., MONY Securities Corp., MONY Life Insurance Company of America, Enterprise Capital Management, Inc., 1740 Ventures, Inc., MONY International Holdings, Inc.

Item 26.    Number of Holders of Securities

                                                            Number of
                                                            Record
                                                            Holders as of
            Title of Class                                  May 1, 1998
            --------------                                  -----------

            Shares of Beneficial Interest
            Equity Portfolio                                     5
            High Yield Bond Portfolio                            5
            Managed Portfolio                                    5
            Small Company Value Portfolio                        5
            International Growth Portfolio                       5

Item 27.    Indemnification

            See Registration Statement, Form N-1A, File No. 33-15489, July 1, 1987, Item No. 27, which is incorporated herein by reference.

Item 28.    Business and Other Connections of Investment Adviser

            See "Investment Management Agreement" in the Prospectus and "Investment Management and Other Services" in the Additional Statement regarding the business of the investment adviser and sub-adviser. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the investment adviser, reference is made to "Trustees and Officers" in the Additional Statement and investment adviser's Form ADV filed under the Investment Advisers Act of 1940, File No. 801-27181, incorporated herein by reference. For information regarding the sub-adviser, reference is made to sub-adviser's Form ADV filed under the Investment Advisers Act of 1940, File No. 801-27180, incorporated herein by reference.

Item 29.    Principal Underwriter

            (a) Enterprise Fund Distributors, Inc. acts as principal underwriter for the Registrant and The Enterprise Group of Funds, Inc.

            (b) Set forth below is certain information pertaining to the partners and officers of Enterprise Fund Distributors, Registrant's Principal Underwriter; the Principal Business Address of each is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta Georgia 30326-1022.

            (c)   Not applicable.

Item 30.    Location of Required Records -- Rule 31a-1
            (Except those maintained by Custodian and Transfer Agent)


            OpCap Advisors
            One World Financial Center
            New York, NY 10281

            Gabelli Asset Management Company
            One Corporate Center
            Rye, New York  10580

            Brinson Partners, Inc.
            209 South LaSalle Street
            Chicago, IL   609604

            Caywood-Scholl Capital Management
            4350 Executive Drive, Suite 125
            San Diego, CA   92121

            Enterprise Capital Management, Inc.
            Atlanta Financial Center
            3343 Peachtree Road, N.E., Suite 450
            Atlanta, GA   30326


Item 31.    Management Services

            Not Applicable.

Item 32.    Undertakings


            (a)   Not applicable.

            (b) Registrant hereby undertakes to assist shareholder communication in accordance with the provisions of Section 16 of the Investment Company Act of 1940.

                                   SIGNATURES

      Pursuant to the requirement of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia on April 27, 1998.


                                   ENTERPRISE ACCUMULATION TRUST

                                   By: /s/ Victor Ugolyn
                                       --------------------------------
                                           Victor Ugolyn
                                           Chairman, President and
                                           Chief Executive Officer


      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement of the Registrant has been signed below by the following persons in the capacities and on the dates indicated.

   Signature                        Capacity                       Date

/s/ Victor Ugolyn                 Chairman, President and      April 27, 1998
Victor Ugolyn                     Chief Executive Officer


/s/ Phillip G. Goff               Principal Financial          April 27, 1998
Phillip G. Goff                   and Accounting Officer


/s/ Samuel J. Foti                Director                     April 27, 1998
Samuel J. Foti


/s/ Arthur T. Dietz               Director                     April 27, 1998
Arthur T. Dietz


/s/ Arthur Howell                 Director                     April 27, 1998
Arthur Howell


/s/ William A. Mitchell, Jr.      Director                     April 27, 1998
William A. Mitchell, Jr.


/s/ Lonnie H. Pope                Director                     April 27, 1998
Lonnie H. Pope


/s/ Michael I. Roth               Director                     April 27, 1998
Michael I. Roth

                                 EXHIBIT INDEX


      Exhibits:                   Description                              Page
      --------                    -----------                              ----


            (1) Declaration of Trust, as amended -- previously filed with original Registration Statement on Form N-1A on April 28, 1997.

            (2)   By-laws of Registrant.*

            (3)   Not Applicable.

            (4)   Not Applicable.

            (5)   Investment Sub-Advisory Agreement.

            (6)   Distribution Agreement.*

            (7)   Not Applicable.

            (8) Custody Agreement -- previously filed with Post-Effective Amendment No. 2 on May 1, 1990.

            (9)   Not Applicable.

            (10)  Opinion of Counsel: Filed herewith.

            (11)  Consent of Independent Accountants: Filed herewith.

            (12)  Not Applicable.

            (13)  Agreement relating to initial capital.*

            (14)  Not Applicable.

            (15)  Not Applicable.

            (16) Performance Calculations -- previously filed with Post-Effective Amendment No. 1 on May 1, 1989.

--------
   *     Previously filed with Pre-Effective Amendment No. 1 on July 13, 1988.